UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2019

Date of reporting period: January 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2019 ANNUAL REPORT

January 31, 2019

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

SGA GLOBAL GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on “Quick Links” and then “Register for E-Delivery.”

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in lower volatility securities may produce more modest gains than other stock funds as a trade-off for the potentially lower downside risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SGA GLOBAL GROWTH FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

The market volatility of December 2018 – a month in which all major U.S. equity indexes declined and the year ended in negative territory – serves as a prime example of the importance of having a long-term investment perspective.

While long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Equity and Emerging Markets Overview

January 31, 2019 (Unaudited)

Global equity markets struggled during the 12-month period ended January 31, 2019, as evidenced by the MSCI ACWI Index (down 7.5%).

In the U.S., the unemployment rate hit a 49-year low of 3.7%, gross domestic product growth hit 3% for the first time since 2015 and corporate earnings growth surged. The Trump administration’s corporate tax cuts provided a temporary, but powerful, boost to the economy, convincing the data-dependent Federal Reserve (“the Fed”) to raise interest rates. However, by the end of the third quarter of 2018, the market was overcome by uncertainties, including how much higher the Fed was going to push interest rates, increasing trade tensions with China and whether the economic expansion was coming to an end. Despite these concerns, the Fed decided to hike interest rates in December 2018, which caused the market to sell-off rapidly. However, by the end of January, the Fed signaled a pause in rate hikes. In addition, the trade rhetoric from both President Donald Trump and China’s President Xi Jinping was starting to change with both sides seemingly more willing to compromise.

Within the S&P 500 Index, the top performing sectors were Utilities (up 11.1%) and Real Estate (up 10.4%). Lagging sectors included Materials (down 13.6%), Energy (down 12.3%) and Financials (down 11.1%). From a style standpoint, investors favored Growth stocks as they outperformed Value, as demonstrated by the Russell 3000 Growth Index (up 0.3%) versus the Russell 3000 Value Index (down 4.8%).

International developed markets also struggled during the period as the MSCI EAFE Index was down 12.5%. As concerns about economic growth mounted, the negative returns were broad-based: The MSCI Japan Index declined 11.6%, the MSCI Germany Index fell 21.7%, the MSCI Italy Index was down 20.0% and the MSCI United Kingdom Index was down 10.8%. In addition, the Brexit deadline of March 29, 2019, has been increasingly unsettling to markets as the U.K. has yet to come to an agreement with the European Union.

Finally, in the developing world, emerging markets had a difficult year as the combination of slowing growth and rising debt exacerbated concerns around the impact of President Trump’s tough trade policy on China. The MSCI Emerging Market Index ended the period down 14.2%. Notable market performance included the MSCI China Index (down 19.9%), the MSCI India Index (down 12.1%) and the MSCI Taiwan Index (down 13.9%).

2

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2019 (Unaudited)

The Investor Class of the American Beacon Acadian Emerging Markets Managed Volatility Fund (the “Fund”) returned -5.45% for the twelve months ended January 31, 2019. The Fund outperformed the MSCI Emerging Markets Index (the “Index”) return of -14.24% for the period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/27/2013 through 1/31/2019

Total Returns for the Period ended January 31, 2019

	Ticker	1 Year	3 Years	5 Years	Since Inception (9/27/2013)	Value of $10,000 9/27/2013- 1/31/2019
Institutional Class (1,3)	ACDIX	(5.13)%	11.56%	4.34%	3.25%	$11,864
Y Class (1,3)	ACDYX	(5.15)%	11.49%	4.24%	3.16%	$11,808
Investor Class (1,3)	ACDPX	(5.45)%	11.15%	3.95%	2.87%	$11,636
A without Sales Charge (1,3)	ACDAX	(5.52)%	11.11%	3.90%	2.83%	$11,608
A with Sales Charge (1,3)	ACDAX	(10.93)%	8.94%	2.69%	1.70%	$10,941
C without Sales Charge (1,3)	ACDCX	(6.19)%	10.29%	3.12%	2.05%	$11,143
C with Sales Charge (1,3)	ACDCX	(7.19)%	10.29%	3.12%	2.05%	$11,143

MSCI Emerging Markets Index (2)		(14.24)%	14.89%	4.77%	3.26%	$11,871

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index.

3

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2019 (Unaudited)

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.85%, 1.93%, 2.12%, 2.24% and 3.00%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the one-year period primarily due to stock selection. Country allocation was also moderately positive.

Stock selections in China, Taiwan, and India contributed positively to relative performance during the period. The primary contributors in China included China Telecom Corp. Ltd., Class H (up 13.0%), Bank of Communications Co., Ltd., Class H (up 3.1%), and China Railway Group Ltd., Class H (up 63.5%). Holdings in Taiwan included The Shanghai Commercial & Savings Bank Ltd. (up 29.9%), Far Eastern International Bank (up 8.8%) and Taichung Commercial Bank Co., Ltd. (up 4.3%). In India, contributors included Nestle India Ltd. (up 39.3%), Hindustan Unilever Ltd. (up 16.7%), Tata Consultancy Services Ltd. (up 18.8%), and Infosys Ltd., Sponsored ADR (up 24.2%).

Relative contribution from country allocation was positive for the twelve-month period. Overweighting Egypt (down 1.9%), and underweighting Hong Kong (down 19.0%) contributed positively to relative performance. On the other hand, overweighting Greece (down 40.2%) detracted from relative performance during the period.

The Fund’s basic philosophy remains focused on investing in a well-diversified portfolio of low volatility stocks that aims to maximize risk-adjusted returns.

Top Ten Holdings (% Net Assets)
Bank of Communications Co., Ltd., Class H		1.5
China Construction Bank Corp., Class H		1.5
China Telecom Corp. Ltd., Class H		1.5
IRB Brasil Resseguros S/A		1.5
CEZ A/S		1.4
Hindustan Unilever Ltd.		1.4
Nestle India Ltd.		1.4
Shanghai Commercial & Savings Bank Ltd.		1.4
Siam Cement PCL, NVDR		1.4
Tata Consultancy Services Ltd.		1.4

Total Fund Holdings	243

Sector Allocation (% Equities)
Financials		22.8
Consumer Staples		20.5
Communication Services		14.1
Utilities		11.4
Industrials		8.1
Information Technology		7.6
Energy		5.0
Consumer Discretionary		4.4
Materials		3.2
Health Care		2.7
Industrial		0.2

4

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

January 31, 2019 (Unaudited)

Country Allocation (% Equities)
China	27.3
India	12.1
Republic of Korea	9.9
Taiwan	8.8
Brazil	5.2
Thailand	5.0
Malaysia	4.5
Philippines	3.5
Chile	3.4
Indonesia	2.8
South Africa	2.5
Greece	2.3
Egypt	2.3
Czech Republic	2.2
Hungary	1.8
Mexico	1.4
Russia	1.4
Peru	1.3
United Kingdom	1.0
Turkey	0.8
Poland	0.3
Hong Kong	0.2

5

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2019 (Unaudited)

The Investor Class of the American Beacon SGA Global Growth Fund (the “Fund”) returned -1.51% for the twelve months ended January 31, 2019. The Fund outperformed the MSCI All Country World Index (the “Index”) return of -7.48% for the period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2010 through 1/31/2019

Total Returns for the Period ended January 31, 2019

	Ticker	1 Year	3 Years	5 Years	Since Inception (12/31/2010)	Value of $10,000 12/31/2010- 1/31/2019
Institutional Class (1,7)	SGAGX	(1.08)%	15.67%	11.33%	10.94%	$23,153
Y Class (1,2,7)	SGAYX	(1.19)%	15.56%	11.20%	10.86%	$23,022
Investor Class (1,3,7)	SGAPX	(1.51)%	15.21%	10.89%	10.65%	$22,672
A without Sales Charge (1,4,7)	SGAAX	(1.46)%	15.20%	10.87%	10.64%	$22,651
A with Sales Charge (1,4,7)	SGAAX	(7.11)%	12.96%	9.57%	9.83%	$21,348
C without Sales Charge (1,5,7)	SGACX	(2.20)%	14.36%	10.04%	10.10%	$21,765
C with Sales Charge (1,5,7)	SGACX	(3.20)%	14.36%	10.04%	10.10%	$21,765

MSCI All Country World Index (6)		(7.48)%	11.62%	6.72%	7.21%	$17,562
MSCI All Country World Growth Index (6)		(6.38)%	12.60%	8.34%	8.32%	$19,076

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

6

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2019 (Unaudited)

2.

Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/10.

3.

Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/10.

4.

Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. The maximum sales charge for A Class is 5.75%.

5.

Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

The MSCI All Country World Index (“ACWI”) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Growth Index is designed to measure equity market performance of companies with higher growth values in developed and emerging markets. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 1.35%, 1.41%, 1.58%, 1.73% and 2.48%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a Fund perspective, stock selection contributed positively, while country allocation detracted slightly from performance relative to the Index over the one-year period.

Stock selections in the United States were the top contributors to the Fund’s relative performance during the period, including Red Hat, Inc. (up 30.4%), Salesforce.com, Inc. (up 36.3%), Autodesk, Inc. (up 28.0%) and TJX Companies, Inc. (up 25.2%). Also adding to relative performance were stock selections in India, led by Infosys Ltd., Sponsored ADR (up 25.3%). Stock selections in the South Korea, including Amorepacific Corp. (down 42.9%), detracted from Fund performance.

From a country allocation perspective, overweighting China (down 19.9%) and South Africa (down 17.5%) detracted from relative performance. On the contrary, overweighting United States contributed positively to relative performance.

The Fund’s basic philosophy remains focused on investing in global companies that offer a more sustainable earnings and cash-flow growth over the long term.

Top Ten Holdings (% Net Assets)
Abbott Laboratories		3.9
AIA Group Ltd.		3.9
Yum! Brands, Inc.		3.9
Nestle S.A.		3.8
Visa, Inc., Class B		3.7
Amazon.com, Inc.		3.6
Equinix, Inc.		3.6
Alphabet, Inc., Class C		3.5
Autodesk, Inc.		3.5
HDFC Bank Ltd., ADR		3.3

Total Fund Holdings	33

7

American Beacon SGA Global Growth FundSM

Performance Overview

January 31, 2019 (Unaudited)

Sector Allocation (% Equities)
Consumer Discretionary	28.5
Information Technology	20.9
Consumer Staples	14.0
Health Care	10.4
Financials	9.6
Communication Services	6.6
Real Estate	3.8
Industrials	3.1
Materials	3.1

Country Allocation (% Equities)
United States	52.9
China	10.4
India	5.4
Hong Kong	4.1
Switzerland	4.0
South Africa	3.8
Denmark	3.1
France	3.1
Germany	3.1
Ireland	3.1
Argentina	2.6
Japan	2.5
Mexico	1.9

8

American Beacon FundsSM

Expense Examples

January 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2018 through January 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

January 31, 2019 (Unaudited)

American Beacon Acadian Emerging Markets Managed Volatility Fund

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/2019	Expenses Paid During Period 8/1/2018-1/31/2019*
Institutional Class
Actual	$1,000.00	$1,026.20	$6.89
Hypothetical**	$1,000.00	$1,018.40	$6.87
Y Class
Actual	$1,000.00	$1,026.40	$7.41
Hypothetical**	$1,000.00	$1,017.90	$7.38
Investor Class
Actual	$1,000.00	$1,024.60	$8.83
Hypothetical**	$1,000.00	$1,016.48	$8.79
A Class
Actual	$1,000.00	$1,024.60	$8.93
Hypothetical**	$1,000.00	$1,016.38	$8.89
C Class
Actual	$1,000.00	$1,020.30	$12.73
Hypothetical**	$1,000.00	$1,012.60	$12.68

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.45%, 1.73%, 1.75%, and 2.50% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon SGA Global Growth Fund

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/2019	Expenses Paid During Period 8/1/2018-1/31/2019*
Institutional Class
Actual	$1,000.00	$981.90	$4.90
Hypothetical**	$1,000.00	$1,020.27	$4.99
Y Class
Actual	$1,000.00	$981.30	$5.39
Hypothetical**	$1,000.00	$1,019.76	$5.50
Investor Class
Actual	$1,000.00	$979.50	$6.79
Hypothetical**	$1,000.00	$1,018.35	$6.92
A Class
Actual	$1,000.00	$979.90	$6.89
Hypothetical**	$1,000.00	$1,018.25	$7.02
C Class
Actual	$1,000.00	$976.50	$10.61
Hypothetical**	$1,000.00	$1,014.47	$10.82

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38%, and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund (two of the series constituting American Beacon Funds, referred to hereafter as the “Funds”) as of January 31, 2019, the related statements of operations for the year ended January 31, 2019, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of January 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the three years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

The financial statements of each of the Funds as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Dallas, TX

March 27, 2019

We have served as the auditor of one or more investment companies in the American Beacon Funds since 2016.

11

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Brazil - 5.06%

Common Stocks - 4.54%
Alupar Investimento S.A.A	3,700	$21,862
Atacadao Distribuicao Comercio e Industria LtdaB	34,300	187,995
BrasilAgro - Co. Brasileira de Propriedades Agricolas	1,274	5,617
Camil Alimentos S.A.B	63,100	129,930
Construtora Tenda S.A.	4,900	49,696
CPFL Energia S.A.	20,300	181,449
Grendene S.A.	28,200	70,670
Hypera S.A.B	17,200	150,203
IRB Brasil Resseguros S/A	22,400	523,641
Notre Dame Intermedica Participacoes S.A.B	2,300	21,176
Telefonica Brasil S.A., ADR	17,728	237,555
Transmissora Alianca de Energia Eletrica S.A.A	2,400	16,925

Total Common Stocks		1,596,719

Preferred Stocks - 0.52%

Centrais Eletricas Santa CatarinaC	900	13,572
Telefonica Brasil S.A.C	12,800	170,880

Total Preferred Stocks		184,452

Total Brazil (Cost $1,268,911)		1,781,171

Chile - 3.29%

Common Stocks - 3.29%
Aguas Andinas SA, Class A	152,031	89,856
AntarChile S.A.	2,356	35,926
Banco de Chile	4,737	752
Blumar S.A.	68,358	30,437
Cia Cervecerias Unidas S.A.	2,222	30,206
Cia Cervecerias Unidas S.A., Sponsored ADR	10,140	283,007
Embotelladora Andina S.A., Class B, ADR	3,952	94,058
Empresas COPEC S.A.	442	6,066
Enel Chile S.A.	2,043,335	215,301
Enel Chile S.A., ADR	3,961	21,508
Inversiones Aguas Metropolitanas S.A.	6,607	10,276
Sigdo Koppers S.A.	16,183	28,255
SMU S.A.B	281,595	79,201
Vina Concha y Toro S.A.	111,423	230,899

Total Common Stocks		1,155,748

Total Chile (Cost $1,003,099)		1,155,748

China - 26.82%

Common Stocks - 26.82%
Agricultural Bank of China Ltd., Class HD	860,000	408,325
Bank of Beijing Co., Ltd., Class AD	37,000	33,153
Bank of China Ltd., Class HD	919,000	427,446
Bank of Communications Co., Ltd., Class HD	613,000	519,220
Bank of Gansu Co., Ltd., Class HB D	51,000	14,420
Beijing Chunlizhengda Medical Instruments Co., Ltd., Class HD	36,600	115,963
Beijing Jingkelong Co., Ltd., Class HD	69,000	13,881
Changshouhua Food Co., Ltd.D	19,000	7,956
China CITIC Bank Corp. Ltd., Class HD	109,000	71,011
China Construction Bank Corp., Class HD	594,000	536,476
China Everbright Bank Co., Ltd., Class HD	134,000	64,406
China Greenfresh Group Co., Ltd.B D	339,000	43,338
China Merchants Bank Co., Ltd., Class HD	78,000	344,646
China Minsheng Banking Corp. Ltd., Class HD	229,000	174,728
China Mobile Ltd.D	42,500	446,798

See accompanying notes

12

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

China - 26.82% (continued)

Common Stocks - 26.82% (continued)
China Petroleum & Chemical Corp., Class HD	482,000	$402,065
China Railway Group Ltd., Class HD	431,000	402,029
China Shenhua Energy Co., Ltd., Class HD	108,000	275,339
China Telecom Corp. Ltd., Class HD	956,000	520,052
China Unicom Hong Kong Ltd.D	310,000	357,308
China Yangtze Power Co., Ltd., Class AD	158,800	391,336
CITIC Ltd.D	300,000	453,771
CNOOC Ltd.D	235,000	392,534
COSCO SHIPPING International Hong Kong Co., Ltd.D	240,000	84,509
Daqin Railway Co., Ltd., Class AD	109,894	140,181
Fuguiniao Co., Ltd., Class HB D E	28,000	-
GD Power Development Co., Ltd., Class AD	389,600	139,494
Huadian Power International Corp. Ltd., Class HD	424,000	197,154
Huishang Bank Corp. Ltd., Class HD	397,100	182,225
Industrial & Commercial Bank of China Ltd., Class HD	579,000	452,037
Jiangsu Expressway Co., Ltd., Class HD	232,000	336,018
NVC Lighting Holding Ltd.D	1,780,000	114,470
PetroChina Co., Ltd., Class HD	614,000	394,865
Ping An Insurance Group Co. of China Ltd., Class HD	40,000	390,911
Shanghai Pharmaceuticals Holding Co., Ltd., Class HD	3,200	6,822
Shenergy Co., Ltd., Class AD	127,700	96,645
Sinopec Shanghai Petrochemical Co., Ltd., Class HD	48,000	22,946
Sinopharm Group Co., Ltd., Class HD	22,000	99,048
Xiandai Investment Co., Ltd., Class AD	92,500	56,734
Yuexiu Transport Infrastructure Ltd.D	214,000	165,101
Zhejiang Zheneng Electric Power Co., Ltd., Class AD	197,700	132,132

Total Common Stocks		9,427,493

Total China (Cost $8,579,591)		9,427,493

Czech Republic - 2.19%

Common Stocks - 2.19%
CEZ A/SD	19,149	482,658
Komercni banka A/SD	3,272	131,713
O2 Czech Republic A/SD	2,513	27,196
Philip Morris CR A/SD	202	129,972

Total Common Stocks		771,539

Total Czech Republic (Cost $591,200)		771,539

Egypt - 2.22%

Common Stocks - 2.22%
Commercial International Bank Egypt SAED	48,501	227,719
Credit Agricole Egypt SAED	13,945	33,719
Eastern TobaccoD	323,955	307,829
ElSewedy Electric Co.D	22,384	22,202
Faisal Islamic Bank of EgyptD	40,070	37,260
Global Telecom Holding SAEB D	19,187	4,790
MM Group for Industry & International Trade SAEB D	72	43
Telecom Egypt Co.D	184,372	148,081

Total Common Stocks		781,643

Total Egypt (Cost $564,387)		781,643

Greece - 2.22%

Common Stocks - 2.22%
Aegean Airlines S.A.D	14,980	130,520
Hellenic Telecommunications Organization S.A.D	29,732	372,702

See accompanying notes

13

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Greece - 2.22% (continued)

Common Stocks - 2.22% (continued)
Terna Energy S.A.D	39,595	$270,616
Thessaloniki Water Supply & Sewage Co. S.A.D	1,610	8,224

Total Common Stocks		782,062

Total Greece (Cost $680,184)		782,062

Hong Kong - 0.15%

Common Stocks - 0.15%
Citychamp Watch & Jewellery Group Ltd.D	122,000	25,712
Goldlion Holdings Ltd.D	46,000	18,957
Organic Tea Cosmetics Holdings Co., Ltd.D	3,859	9,170

Total Common Stocks		53,839

Total Hong Kong (Cost $57,227)		53,839

Hungary - 1.81%

Common Stocks - 1.81%
Magyar Telekom Telecommunications PLCD	198,581	335,336
MOL Hungarian Oil & Gas PLCD	2,320	27,781
OTP Bank NyrtD	282	11,628
Richter Gedeon NyrtD	12,160	259,213
Waberer’s International NyrtB D	290	2,343
Zwack Unicum RtD	7	436

Total Common Stocks		636,737

Total Hungary (Cost $538,489)		636,737

India - 11.87%

Common Stocks - 11.87%
Colgate-Palmolive India Ltd.D	1,861	33,624
Gillette India Ltd.D	1,887	172,740
GlaxoSmithKline Consumer Healthcare Ltd.D	2,410	248,279
Hawkins Cookers Ltd.D	313	12,766
HCL Technologies Ltd.D	25,858	366,005
Hinduja Global Solutions Ltd.D	4,065	35,764
Hindustan Unilever Ltd.D	19,515	482,454
Infosys Ltd.D	19,406	205,452
Infosys Ltd., Sponsored ADR	26,634	287,647
Nestle India Ltd.D	2,968	480,952
Oil & Natural Gas Corp. Ltd.D	5,268	10,430
Oracle Financial Services Software Ltd.D	5,183	277,014
Pfizer Ltd.D	5,690	242,752
Procter & Gamble Hygiene & Health Care Ltd.D	1,854	258,390
Sanofi India Ltd.D	217	19,713
Tata Consultancy Services Ltd.D	17,092	484,805
Wipro Ltd.D	87,362	452,414
Wipro Ltd., ADR	17,962	102,204

Total Common Stocks		4,173,405

Total India (Cost $3,268,827)		4,173,405

Indonesia - 2.78%

Common Stocks - 2.78%
Astra Graphia Tbk PTD	167,100	16,966
Bank Central Asia Tbk PTD	216,600	436,887
Gudang Garam Tbk PTD	3,300	19,763
Indofood CBP Sukses Makmur Tbk PTD	11,200	8,647
Indofood Sukses Makmur Tbk PTD	359,100	200,409

See accompanying notes

14

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Indonesia - 2.78% (continued)

Common Stocks - 2.78% (continued)
Multipolar Technology Tbk PT	558,900	$36,200
Telekomunikasi Indonesia Persero Tbk PTD	75,300	20,979
Unilever Indonesia Tbk PTD	65,800	235,857

Total Common Stocks		975,708

Total Indonesia (Cost $851,996)		975,708

Malaysia - 4.43%

Common Stocks - 4.43%
Batu Kawan BhdD	2,800	11,662
Fraser & Neave Holdings BhdD	34,900	291,272
Kim Loong Resources BhdD	10,253	3,133
Kuala Lumpur Kepong BhdD	43,800	265,151
Nestle Malaysia BhdD	4,200	152,957
Petronas Chemicals Group BhdD	41,700	86,452
Public Bank BhdD	67,800	410,529
Sime Darby Plantation BhdD	54,100	68,508
Tenaga Nasional BhdD	84,650	266,716

Total Common Stocks		1,556,380

Total Malaysia (Cost $1,317,234)		1,556,380

Mexico - 1.42%

Common Stocks - 1.42%
Fomento Economico Mexicano S.A.B. de C.V., Series B, Sponsored ADR	3,311	301,367
Industrias Bachoco S.A.B. de C.V., Series B	17,308	66,309
Megacable Holdings S.A.B. de C.V.A	29,282	131,708

Total Common Stocks		499,384

Total Mexico (Cost $498,842)		499,384

Peru - 1.27%

Common Stocks - 1.27%
Alicorp S.A.A.	133,443	423,489
Union de Cervecerias Peruanas Backus y Johnston S.A.A., Class I	3,546	21,633

Total Common Stocks		445,122

Total Peru (Cost $351,043)		445,122

Philippines - 3.42%

Common Stocks - 3.42%
Aboitiz Power Corp.D	228,600	168,484
Asia United Bank Corp.D	19,880	22,734
Cebu Air, Inc.D	44,203	74,674
China Banking Corp.D	51,412	27,824
Cosco Capital, Inc.D	261,300	37,058
Globe Telecom, Inc.D	345	13,406
Manila Electric Co.D	67,910	476,816
Pepsi-Cola Products Philippines, Inc.D	40,900	1,052
Philippine National BankB D	46,920	40,518
Pilipinas Shell Petroleum Corp.D	5,480	5,048
Puregold Price Club, Inc.D	121,800	106,370
RFM Corp.D	132,000	12,161
San Miguel Corp.D	50,960	161,386
San Miguel Food and Beverage, Inc.D	4,200	7,657
Top Frontier Investment Holdings, Inc.B D	3,950	21,139
Union Bank of the PhilippinesD	20,490	25,381

Total Common Stocks		1,201,708

Total Philippines (Cost $1,133,160)		1,201,708

See accompanying notes

15

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Poland - 0.27%

Common Stocks - 0.27%
Boryszew S.A.B D	2,086	$2,636
Dom Development S.A.D	1,350	27,225
Netia S.A.B D	10,180	14,115
Neuca S.A.D	175	11,945
Stalexport Autostrady S.A.D	32,382	34,386
Zespol Elektrocieplowni Wroclawskich Kogeneracja S.A.D	433	3,713

Total Common Stocks		94,020

Total Poland (Cost $106,659)		94,020

Republic of Korea - 9.67%

Common Stocks - 9.67%
Binggrae Co., Ltd.D	1,466	90,253
Busan City Gas Co., Ltd.D	989	35,103
Daeduck Electronics Co.D	101	936
Daehan Synthetic Fiber Co., Ltd.D	89	8,725
Daekyo Co., Ltd.D	11,206	66,362
Daesung Energy Co., Ltd.D	8,294	39,591
Dong-Il Corp.D	4,418	253,549
ESTec Corp.D	5,543	57,375
Fursys, Inc.D	639	17,466
Incheon City Gas Co., Ltd.D	1,386	36,280
Industrial Bank of KoreaD	3,180	40,748
Jinro Distillers Co., Ltd.D	1,536	40,198
JLS Co., Ltd.D	17,215	108,094
KEC Holdings Co., Ltd.D	10,238	7,617
Kia Motors Corp.D	11,831	386,709
KT Corp.D	16,598	426,090
KT&G Corp.D	2,201	196,066
LF Corp.D	4,821	106,867
LG Uplus Corp.D	19,119	259,589
Namyang Dairy Products Co., Ltd.D	191	108,477
Pureun Mutual Savings BankD	510	3,548
RedcapTour Co., Ltd.D	1,544	22,430
S-1 Corp.D	499	46,181
Saeron Automotive Corp.D	2,901	13,866
Samsung C&T Corp.D	58	6,272
Samsung Electronics Co., Ltd.D	8,000	334,264
Samwonsteel Co., Ltd.D	5,383	14,556
Samyang Tongsang Co., Ltd.D	868	34,798
SAVEZONE I&C Corp.D	6,608	22,897
SK Telecom Co., Ltd.D	1,981	458,154
TS Corp.D	1,139	20,642
YESCO Co., Ltd.D	2,705	100,279
Youngone Holdings Co., Ltd.D	671	37,276

Total Common Stocks		3,401,258

Total Republic of Korea (Cost $3,153,282)		3,401,258

Russia - 1.42%

Common Stocks - 1.42%
Gazprom Neft PJSC, Sponsored ADRD	8,178	212,712
MMC Norilsk Nickel PJSC, ADRD	3,784	78,739
Rostelecom PJSC, Sponsored ADRD	30,391	203,372
Severstal PJSC, GDRD	244	3,725

Total Common Stocks		498,548

Total Russia (Cost $435,408)		498,548

See accompanying notes

16

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

South Africa - 2.49%

Common Stocks - 2.32%
AECI Ltd.D	11,530	$77,533
Bid Corp. Ltd.D	518	11,084
Clover Industries Ltd.D	54,461	81,296
Combined Motor Holdings Ltd.D	9,782	15,249
Distell Group Holdings Ltd.D	39,921	348,534
Motus Holdings Ltd.B D	21,109	142,450
Pick n Pay Stores Ltd.D	1,735	9,092
SPAR Group Ltd.D	2,425	36,697
Vodacom Group Ltd.D	10,089	92,089

Total Common Stocks		814,024

Preferred Stocks - 0.17%

Absa Bank Ltd.C D	1,084	58,396

Total South Africa (Cost $902,395)		872,420

Taiwan - 8.64%

Common Stocks - 8.64%
104 Corp.D	4,000	20,329
Chang Hwa Commercial Bank Ltd.D	86,320	50,967
Chunghwa Telecom Co., Ltd.D	132,000	461,681
E-LIFE MALL Corp.D	12,000	24,947
ECOVE Environment Corp.D	4,000	23,223
Far Eastern International BankD	747,057	255,884
Far EasTone Telecommunications Co., Ltd.D	51,000	119,761
First Financial Holding Co., Ltd.D	52,520	35,149
Great Taipei Gas Co., Ltd.D	91,000	86,793
Hey Song Corp.D	23,000	22,528
Lian HWA Food Corp.D	3,203	4,022
Shanghai Commercial & Savings Bank Ltd.D	341,809	491,641
Taichung Commercial Bank Co., Ltd.D	1,262,847	435,414
Taiwan Business BankD	379,349	138,485
Taiwan Mobile Co., Ltd.D	6,000	21,441
Taiwan Secom Co., Ltd.D	71,105	200,838
Taiwan Shin Kong Security Co., Ltd.D	242,170	302,070
Ttet Union Corp.D	34,000	110,866
Uni-President Enterprises Corp.D	39,000	91,694
Union Bank Of TaiwanD	317,240	103,395
Ve Wong Corp.D	44,000	37,325

Total Common Stocks		3,038,453

Total Taiwan (Cost $2,598,510)		3,038,453

Thailand - 4.87%

Common Stocks - 4.87%
Advanced Information Technology PCL, Class F	60,500	39,117
Amata B.Grimm Power Plant Infrasture FundA D	179,900	37,482
Bangkok Bank PCLD	15,400	106,187
Bangkok Bank PCL, NVDRD	21,200	146,180
Bangkok Insurance PCL, NVDRD	1,900	20,141
Electricity Generating PCL, NVDRD	1,100	9,234
Jasmine Broadband Internet Infrastructure FundA D	159,600	51,609
Kang Yong Electric PCL	100	1,258
Krung Thai Bank PCL, NVDRD	571,200	362,208
PTT PCL, NVDRD	7,000	10,863
Ratchaburi Electricity Generating Holding PCL	103,400	183,683

See accompanying notes

17

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Thailand - 4.87% (continued)

Common Stocks - 4.87% (continued)
Ratchaburi Electricity Generating Holding PCL, NVDRD	103,000	$183,182
Siam Cement PCL, NVDRD	32,000	479,429
Siam Commercial Bank PCL, NVDRD	13,900	59,252
Thai Stanley Electric PCL, NVDRD	1,800	12,908
Thai Vegetable Oil PCL, NVDRD	1,000	929
TTW PCL, NVDRD	17,500	7,098

Total Common Stocks		1,710,760

Total Thailand (Cost $1,527,398)		1,710,760

Turkey - 0.83%

Common Stocks - 0.83%
Anadolu Anonim Turk Sigorta SirketiD	18,386	15,271
BIM Birlesik Magazalar A/SD	15,761	275,471

Total Common Stocks		290,742

Total Turkey (Cost $246,100)		290,742

United Kingdom - 0.95% (Cost $323,015)

Common Stocks - 0.95%
Mondi Ltd.D	13,511	334,975

SHORT-TERM INVESTMENTS - 1.11% (Cost $392,084)

Investment Companies - 1.11%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%F G	392,084	392,084

TOTAL INVESTMENTS - 99.20% (Cost $30,389,041)		34,875,199
OTHER ASSETS, NET OF LIABILITIES - 0.80%		281,837

TOTAL NET ASSETS - 100.00%		$35,157,036

Percentages are stated as a percent of net assets.

A Unit - Usually consists of one common stock and/or rights and warrants.

B Non-income producing security.

C A type of Preferred Stock that has no maturity date.

D Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $29,951,583 or 85.19% of net assets.

E Value was determined using significant unobservable inputs.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

Long Futures Contracts Open on January 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	12	March 2019	$602,081	$638,760	$36,679

			$602,081	$638,760	$36,679

Index Abbreviations:
MSCI Morgan Stanley Capital International.

See accompanying notes

18

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

January 31, 2019

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2019, the investments were classified as described below:

Acadian Emerging Markets Managed Volatility Fund	Level 1	Level 2	Level 3		Total
Assets
Foreign Common Stocks
Brazil	$1,596,719	$-	$-		$1,596,719
Chile	1,155,748	-	-		1,155,748
China	-	9,427,493	0	(1)	9,427,493
Czech Republic	-	771,539	-		771,539
Egypt	-	781,643	-		781,643
Greece	-	782,062	-		782,062
Hong Kong	-	53,839	-		53,839
Hungary	-	636,737	-		636,737
India	389,851	3,783,554	-		4,173,405
Indonesia	36,200	939,508	-		975,708
Malaysia	-	1,556,380	-		1,556,380
Mexico	499,384	-	-		499,384
Peru	445,122	-	-		445,122
Philippines	-	1,201,708	-		1,201,708
Poland	-	94,020	-		94,020
Republic of Korea	-	3,401,258	-		3,401,258
Russia	-	498,548	-		498,548
South Africa	-	814,024	-		814,024
Taiwan	-	3,038,453	-		3,038,453
Thailand	-	1,710,760	-		1,710,760
Turkey	-	290,742	-		290,742
United Kingdom	-	334,975	-		334,975
Foreign Preferred Stocks
Brazil	184,452	-	-		184,452
South Africa	-	58,396	-		58,396
Short-Term Investments	392,084	-	-		392,084

Total Investments in Securities - Assets	$4,699,560	$30,175,639	$-		$34,875,199

Financial Derivative Instruments - Assets
Futures Contracts	$36,679	$-	$-		$36,679

Total Financial Derivative Instruments - Assets	$36,679	$-	$-		$36,679

(1) Includes investments held in the Fund’s portfolio with $0 fair value.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2019, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2018	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2019		Unrealized Appreciation (Depreciation) at Period end**
Foreign Common Stocks	$358	$-	$-	$-	$-	$(358)	$-	$-	$0	(1)	$(13,361)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.

The foreign common stock classified as Level 3 was fair valued at a nominal value of 0.00 Hong Kong Dollar (HKD) due to lack of unobservable inputs. The company is in bankruptcy proceedings, therefore the valuation of the common stock was written down from 0.10 HKD to 0.00 HKD. There was no impact to the Fund’s NAV.

See accompanying notes

19

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Argentina - 2.45% (Cost $940,272)

Common Stocks - 2.45%
MercadoLibre, Inc.	3,328	$1,211,392

China - 9.90%

Common Stocks - 9.90%
Alibaba Group Holding Ltd., Sponsored ADRA	9,094	1,532,248
Ctrip.com International Ltd., ADRA	14,483	482,284
New Oriental Education & Technology Group, Inc., Sponsored ADRA	18,818	1,449,739
Tencent Holdings Ltd.B	31,695	1,426,047

Total Common Stocks		4,890,318

Total China (Cost $4,545,224)		4,890,318

Denmark - 2.94% (Cost $1,271,934)

Common Stocks - 2.94%
Novo Nordisk A/S, Class BB	30,998	1,453,741

France - 2.97% (Cost $1,464,476)

Common Stocks - 2.97%
Danone S.A.B	20,149	1,465,446

Germany - 2.93% (Cost $1,225,211)

Common Stocks - 2.93%
SAP SE, Sponsored ADR	13,967	1,444,467

Hong Kong - 3.90% (Cost $1,479,068)

Common Stocks - 3.90%
AIA Group Ltd.B	214,098	1,924,022

India - 5.21%

Common Stocks - 5.21%
HDFC Bank Ltd., ADR	16,422	1,612,969
Infosys Ltd., Sponsored ADR	88,921	960,347

Total Common Stocks		2,573,316

Total India (Cost $2,112,485)		2,573,316

Ireland - 2.96% (Cost $1,416,076)

Common Stocks - 2.96%
Linde PLC	8,953	1,459,428

Japan - 2.42% (Cost $1,060,602)

Common Stocks - 2.42%
Fast Retailing Co., Ltd.B	2,607	1,194,125

Mexico - 1.81% (Cost $843,107)

Common Stocks - 1.81%
Fomento Economico Mexicano S.A.B. de C.V., Series B, Sponsored ADR	9,830	894,727

South Africa - 3.64%

Common Stocks - 3.64%
Sanlam Ltd.B	157,499	1,001,032
Shoprite Holdings Ltd.B	64,215	795,175

Total Common Stocks		1,796,207

Total South Africa (Cost $1,802,356)		1,796,207

See accompanying notes

20

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Switzerland - 3.81% (Cost $1,741,477)

Common Stocks - 3.81%
Nestle S.A.B	21,615	$1,882,676

United States - 50.52%

Common Stocks - 50.52%
Abbott Laboratories	26,417	1,927,913
Alphabet, Inc., Class CA	1,528	1,705,813
Amazon.com, Inc.A	1,032	1,773,730
Autodesk, Inc.A	11,860	1,745,792
Booking Holdings, Inc.A	527	965,891
Equinix, Inc.	4,517	1,779,698
FleetCor Technologies, Inc.A	7,114	1,435,676
IHS Markit Ltd.A	27,661	1,436,159
Microsoft Corp.	9,193	959,516
Mondelez International, Inc., Class A	33,323	1,541,522
NIKE, Inc., Class B	17,689	1,448,375
Regeneron Pharmaceuticals, Inc.A	3,537	1,518,328
salesforce.com, Inc.A	9,689	1,472,437
TJX Cos, Inc.	29,292	1,456,691
Visa, Inc., Class A	13,700	1,849,637
Yum! Brands, Inc.	20,467	1,923,489

Total Common Stocks		24,940,667

Total United States (Cost $19,449,752)		24,940,667

SHORT-TERM INVESTMENTS - 4.89% (Cost $2,412,439)

Investment Companies - 4.89%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%C D	2,412,439	2,412,439

TOTAL INVESTMENTS - 100.35% (Cost $41,764,479)		49,542,971
LIABILITIES, NET OF OTHER ASSETS - (0.35%)		(171,322)

TOTAL NET ASSETS - 100.00%		$49,371,649

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $11,142,264 or 22.57% of net assets.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Long Futures Contracts Open on January 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	9	March 2019	$786,955	$822,645	$35,690
Mini MSCI Emerging Markets Index Futures	4	March 2019	202,823	212,920	10,097
S&P 500 E-Mini Index Futures	9	March 2019	1,134,581	1,217,025	82,444

			$2,124,359	$2,252,590	$128,231

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

See accompanying notes

21

American Beacon SGA Global Growth FundSM

Schedule of Investments

January 31, 2019

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2019, the investments were classified as described below:

SGA Global Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Argentina	$1,211,392	$-	$-	$1,211,392
China	3,464,271	1,426,047	-	4,890,318
Denmark	-	1,453,741	-	1,453,741
France	-	1,465,446	-	1,465,446
Germany	1,444,467	-	-	1,444,467
Hong Kong	-	1,924,022	-	1,924,022
India	2,573,316	-	-	2,573,316
Ireland	1,459,428	-	-	1,459,428
Japan	-	1,194,125	-	1,194,125
Mexico	894,727	-	-	894,727
South Africa	-	1,796,207	-	1,796,207
Switzerland	-	1,882,676	-	1,882,676
Common Stocks
United States	24,940,667	-	-	24,940,667
Short-Term Investments	2,412,439	-	-	2,412,439

Total Investments in Securities - Assets	$38,400,707	$11,142,264	$-	$49,542,971

Financial Derivative Instruments - Assets
Futures Contracts	$128,231	$-	$-	$128,231

Total Financial Derivative Instruments - Assets	$128,231	$-	$-	$128,231

U.S. GAAP requires transfers between all levels to/from level 3 to be disclosed. During the year ended January 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2019

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†	$34,483,115	$47,130,532
Investments in affiliated securities, at fair value‡	392,084	2,412,439
Foreign currency, at fair value^	283,202	-
Deposits with broker for futures contracts	2,811	-
Dividends and interest receivable	74,832	13,979
Receivable for investments sold	7,013	677,992
Receivable for fund shares sold	7,842	10,232
Receivable for tax reclaims	-	17,563
Receivable for expense reimbursement (Note 2)	20,447	45,469
Receivable for variation margin on open futures contracts (Note 5)	36,746	128,308
Prepaid expenses	33,975	57,527

Total assets	35,342,067	50,494,041

Liabilities:
Payable for investments purchased	–	959,516
Payable for fund shares redeemed	14,646	30,515
Cash due to broker for futures contracts	-	23,921
Management and sub-advisory fees payable (Note 2)	39,574	34,888
Service fees payable (Note 2)	904	4,913
Transfer agent fees payable (Note 2)	2,904	1,743
Custody and fund accounting fees payable	24,610	11,832
Professional fees payable	96,440	49,704
Trustee fees payable (Note 2)	472	705
Payable for prospectus and shareholder reports	5,036	3,919
Other liabilities	445	736

Total liabilities	185,031	1,122,392

Net assets	$35,157,036	$49,371,649

Analysis of net assets:
Paid-in-capital	$30,589,069	$42,359,145
Total distributable earnings (deficits)A	4,567,967	7,012,504

Net assets	$35,157,036	$49,371,649

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	479,580	1,513,731

Y Class	2,531,568	408,262

Investor Class	267,608	315,949

A Class	37,390	203,761

C Class	20,787	178,026

Net assets:
Institutional Class	$5,080,038	$28,819,370

Y Class	$26,674,824	$7,724,294

Investor Class	$2,793,978	$5,878,296

A Class	$391,973	$3,786,025

C Class	$216,223	$3,163,664

Net asset value, offering and redemption price per share:
Institutional Class	$10.59	$19.04

Y Class	$10.54	$18.92

Investor Class	$10.44	$18.61

A Class	$10.48	$18.58

A Class (offering price)	$11.12	$19.71

C Class	$10.40	$17.77

† Cost of investments in unaffiliated securities	$29,996,957	$39,352,040
‡ Cost of investments in affiliated securities	$392,084	$2,412,439
^ Cost of foreign currency	$280,905	$-

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2019

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$1,029,397	$508,883
Dividend income from affiliated securities (Note 8)	12,018	48,196
Income derived from securities lending (Note 9)	445	5,755

Total investment income	1,041,860	562,834

Expenses:
Management and sub-advisory fees (Note 2)	336,938	408,173
Transfer agent fees:
Institutional Class (Note 2)	2,977	6,224
Y Class (Note 2)	27,614	11,427
Investor Class	1,436	1,554
A Class	67	306
C Class	73	372
Custody and fund accounting fees	39,220	41,117
Professional fees	93,966	78,903
Registration fees and expenses	67,283	76,253
Service fees (Note 2):
Investor Class	12,342	40,697
A Class	565	4,150
C Class	420	2,107
Distribution fees (Note 2):
A Class	1,315	9,878
C Class	3,522	22,565
Prospectus and shareholder report expenses	14,280	15,691
Trustee fees (Note 2)	2,685	3,930
Other expenses	11,472	16,286

Total expenses	616,175	739,633

Net fees waived and expenses (reimbursed) (Note 2)	(112,124)	(129,322)

Net expenses	504,051	610,311

Net investment income (loss)	537,809	(47,477)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	826,997	572,773
Commission recapture (Note 1)	280	-
Foreign currency transactions	(28,680)	(18,812)
Futures contracts	(209,857)	(316,430)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(3,122,908)	(1,662,174)
Foreign currency transactions	2,978	(164)
Futures contracts	23,293	112,278

Net (loss) from investments	(2,507,897)	(1,312,529)

Net (decrease) in net assets resulting from operations	$(1,970,088)	$(1,360,006)

† Foreign taxes	$141,937	$30,425

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.

B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

24

American Beacon FundsSM

Statements of Changes in Net Assets

	Acadian Emerging Markets Managed Volatility Fund		SGA Global Growth Fund
	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2019	Year Ended January 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$537,809	$603,982	$(47,477)	$(59,857)
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	588,740	5,754,585	237,531	2,578,017
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(3,096,637)	5,835,412	(1,550,060)	8,263,609

Net increase (decrease) in net assets resulting from operations	(1,970,088)	12,193,979	(1,360,006)	10,781,769

Distributions to shareholders:
Net investment income:
Institutional Class	-	(100,822)	-	-
Y Class	-	(480,371)	-	-
Investor Class	-	(69,880)	-	-
A Class	-	(14,170)	-	-
C Class	-	(5,253)	-	-
Net realized gain from investments:
Institutional Class	-	-	-	(465,632)
Y Class	-	-	-	(142,594)
Investor Class	-	-	-	(592,350)
A Class	-	-	-	(116,358)
C Class	-	-	-	(54,664)
Total retained earnings:*
Institutional Class	(243,835)	-	(1,005,813)	-
Y Class	(1,353,535)	-	(672,150)	-
Investor Class	(143,418)	-	(286,527)	-
A Class	(20,737)	-	(146,965)	-
C Class	(9,707)	-	(112,817)	-

Net distributions to shareholders	(1,771,232)	(670,496)	(2,224,272)	(1,371,598)

Capital share transactions (Note 11):
Proceeds from sales of shares	9,804,850	9,494,062	35,882,656	18,350,384
Reinvestment of dividends and distributions	1,702,819	655,131	2,178,784	1,357,278
Cost of shares redeemed	(10,520,132)	(73,592,119)	(32,121,198)	(4,938,231)
Redemption fees	16,131	1,444	-	-

Net increase (decrease) in net assets from capital share transactions	1,003,668	(63,441,482)	5,940,242	14,769,431

Net increase (decrease) in net assets	(2,737,652)	(51,917,999)	2,355,964	24,179,602

Net assets:
Beginning of period	37,894,688	89,812,687	47,015,685	22,836,083

End of period	$35,157,036	$37,894,688	$49,371,649	$47,015,685

* Distributions from net investment income and net realized capital gains are combined for the year ended January 31, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

See accompanying notes

25

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of January 31, 2019, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended January 31, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Funds adopted the amendments with the impacts being that the Funds are no longer required to present components of distributable earnings on the Statements of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

26

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

27

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Acadian Emerging Markets Managed Volatility Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

28

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of January 31, 2019, based on management’s evaluation of the shareholder account base, one account in the SGA Global Growth Fund has been identified as representing an unaffiliated significant ownership of approximately 8% of the Fund’s outstanding shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Acadian Asset Management LLC and Sustainable Growth Advisers, LP (“SGA”) (the “Sub-Advisors”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Acadian Asset Management LLC

First $500 million	0.65%
Over $500 million	0.60%

Sustainable Growth Advisers, LP

First $100 million	0.45%
Next $900 million	0.40%
Over $1 billion	0.35%

The Management and Sub-Advisory Fees paid by the Funds for the year ended January 31, 2019 were as follows:

Acadian Emerging Markets Managed Volatility Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$119,790
Sub-Advisor Fees	0.65%	217,148

Total	1.00%	$336,938

SGA Global Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$181,783
Sub-Advisor Fees	0.45%	226,390

Total	0.80%	$408,173

29

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended January 31, 2019, the Manager received securities lending fees of $49 and $623 for the securities lending activities of the Acadian Emerging Markets Managed Volatility Fund and SGA Global Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended January 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Acadian Emerging Markets Managed Volatility	$28,960
SGA Global Growth	15,664

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As of January 31, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Acadian Emerging Markets Managed Volatility	$2,470
SGA Global Growth	1,073

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2019, the Manager earned fees on the Funds’ direct and indirect investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Acadian Emerging Markets Managed Volatility	$684	$108	$792
SGA Global Growth	2,619	265	2,884

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2019, the Acadian Emerging Markets Managed Volatility Fund borrowed on average $30,034 for 2 days at an average interest rate of 2.02% with interest charges of $3 and the SGA Global Growth Fund borrowed on average $3,597,125 for 5 days at an average interest rate of 3.07% with interest charges of $1,509. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended January 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2018 - 1/31/2019	Reimbursed Expenses	(Recouped) Expenses
Acadian Emerging Markets Managed Volatility	Institutional	1.35%	$18,559	$–	2022
Acadian Emerging Markets Managed Volatility	Y	1.45%	79,593	–	2022
Acadian Emerging Markets Managed Volatility	Investor	1.73%	11,618	–	2022

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January 31, 2019

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2018 - 1/31/2019	Reimbursed Expenses	(Recouped) Expenses
Acadian Emerging Markets Managed Volatility	A	1.75%	$1,392	$–	2022
Acadian Emerging Markets Managed Volatility	C	2.50%	962	–	2022
SGA Global Growth	Institutional	0.98%	68,928	–	2022
SGA Global Growth	Y	1.08%	28,598	–	2022
SGA Global Growth	Investor	1.36%	17,505	–	2022
SGA Global Growth	A	1.38%	8,468	–	2022
SGA Global Growth	C	2.13%	5,823	–	2022
Of these amounts, $20,447 and $45,469 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at January 31, 2019 for the Acadian Emerging Markets Managed Volatility Fund and SGA Global Growth Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Acadian Emerging Markets Managed Volatility	$–	$93,050	$–	$2020
Acadian Emerging Markets Managed Volatility	–	207,848	–	2021
SGA Global Growth	–	123,518	–	2020
SGA Global Growth	–	96,126	–	2021

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allocate to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a

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January 31, 2019

Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allocated to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the period February 1, 2018 through February 28, 2018, Foreside collected $54 for SGA Global Growth Fund from the sale of Class A Shares. During the period March 1, 2018 through January 31, 2019, RID collected $8,316 for SGA Global Growth Fund from the sale of Class A Shares. Foreside and RID did not collect any Class A sales charges for Acadian Emerging Markets Managed Volatility Fund during the year ended January 31, 2019.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2019, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period February 1, 2018 through February 28, 2018, CDSC fees of $41 were collected by Foreside for Class C Shares of the SGA Global Growth Fund. During the period March 1, 2018 through January 31, 2019, RID collected $1,309 in CDSC fees for SGA Global Growth Fund for Class C Shares. Foreside and RID did not collect any CDSC fees for Class C Shares for Acadian Emerging Markets Managed Volatility Fund during the year ended January 31, 2019.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

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January 31, 2019

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate

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January 31, 2019

and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary

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January 31, 2019

circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

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January 31, 2019

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The Funds did not hold any illiquid securities as of the year ended January 31, 2019.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in

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January 31, 2019

the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended January 31, 2019, the Funds entered into futures contracts primarily for return enhancement and exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended January 31, 2019
Acadian Emerging Markets Managed Volatility	16
SGA Global Growth	26

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Notes to Financial Statements

January 31, 2019

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Acadian Emerging Markets Managed Volatility Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$36,679	$36,679

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(209,857)	$(209,857)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$23,293	$23,293

SGA Global Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$128,231	$128,231

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(316,430)	$(316,430)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$112,278	$112,278

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of

39

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2019.

Acadian Emerging Markets Managed Volatility Fund

Offsetting of Financial and Derivative Assets as of January 31, 2019:
	Assets	Liabilities
Futures Contracts	$36,679	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$36,679	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(36,679)	$-

SGA Global Growth Fund

Offsetting of Financial and Derivative Assets as of January 31, 2019:
	Assets	Liabilities
Futures Contracts	$128,231	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$128,231	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(128,231)	$-

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment.

40

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

41

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international

42

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Funds generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

43

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	Acadian Emerging Markets Managed Volatility Fund		SGA Global Growth Fund
	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2019	Year Ended January 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$130,377	$100,822	$105,340	$280,924
Y Class	723,726	480,371	70,395	86,030
Investor Class	76,685	69,880	30,009	357,376
A Class	10,753	14,170	15,391	70,201
C Class	3,640	5,253	11,816	32,980
Long-term capital gains
Institutional Class	113,458	–	900,473	184,708
Y Class	629,809	–	601,755	56,564
Investor Class	66,733	–	256,518	234,974
A Class	9,984	–	131,574	46,157
C Class	6,067	–	101,001	21,684

Total distributions paid	$1,771,232	$670,496	$2,224,272	$1,371,598

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2019, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Acadian Emerging Markets Managed Volatility	$30,553,591	$5,319,448	$(974,435)	$4,345,013
SGA Global Growth	41,930,751	7,926,612	(314,559)	7,612,053

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Acadian Emerging Markets Managed Volatility	$4,345,013	$134,587	$88,366	$–	$1	$4,567,967
SGA Global Growth	7,612,053	–	–	(599,549)	–	7,012,504

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of qualified late year capital losses, the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

44

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences as of January 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Acadian Emerging Markets Managed Volatility	$–	$–
SGA Global Growth	(34,379)	34,379

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2019, the Funds did not have any capital loss carryforwards.

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Fund’s fiscal year end, January 31, 2019. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the Fund’s fiscal year end, January 31, 2019. For the period ending January 31, 2019, SGA Global Growth deferred $360,331 short-term capital losses, $208,320 long-term capital losses, and $30,898 ordinary losses to February 1, 2019.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Acadian Emerging Markets Managed Volatility	$9,570,713	$9,553,084
SGA Global Growth	29,942,805	26,138,156

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2019 were as follows:

Fund	Type of Transaction	January 31, 2018 Shares/Fair Value	Purchases	Sales	January 31, 2019 Shares/Fair Value	Dividend Income
Acadian Emerging Markets Managed Volatility	Direct	$594,472	$11,887,972	$12,090,360	$392,084	$12,018
Acadian Emerging Markets Managed Volatility	Securities Lending	98,112	2,105,290	2,203,402	-	N/A

SGA Global Growth	Direct	2,508,026	42,668,425	42,764,012	2,412,439	48,196
SGA Global Growth	Securities Lending	868,249	6,578,947	7,447,196	-	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored

45

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments as designated by the Manager.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

The Funds did not have any securities on loan or hold any securities lending collateral as of the year ended January 31, 2019.

10.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

46

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended January 31, 2019, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended January 31,
	2019		2018
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	102,960	$1,125,554	118,476	$1,192,443
Reinvestment of dividends	24,555	243,835	9,318	100,822
Shares redeemed	(132,463)	(1,430,096)	(5,369,441)	(52,389,780)
Redemption fees	–	2,672	–	607

Net (decrease) in shares outstanding	(4,948)	$(58,035)	(5,241,647)	$(51,095,908)

	Y Class
	Year Ended January 31,
	2019		2018
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	740,434	$7,994,911	661,605	$6,777,368
Reinvestment of dividends	130,311	1,287,472	43,146	465,116
Shares redeemed	(710,915)	(7,703,853)	(1,880,829)	(18,422,329)
Redemption fees	–	11,668	–	(310)

Net increase (decrease) in shares outstanding	159,830	$1,590,198	(1,176,078)	$(11,180,155)

	Investor Class
	Year Ended January 31,
	2019		2018
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	55,053	$582,905	104,015	$1,045,237
Reinvestment of dividends	14,395	141,069	6,508	69,770
Shares redeemed	(60,515)	(635,338)	(229,184)	(2,397,931)
Redemption fees	–	1,281	–	126

Net increase (decrease) in shares outstanding	8,933	$89,917	(118,661)	$(1,282,798)

	A Class
	Year Ended January 31,
	2019		2018
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	6,847	$74,480	24,494	$259,607
Reinvestment of dividends	2,107	20,736	1,319	14,170
Shares redeemed	(44,210)	(477,632)	(8,724)	(88,067)
Redemption fees	–	302	–	1,001

Net increase (decrease) in shares outstanding	(35,256)	$(382,114)	17,089	$186,711

47

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

	C Class
	Year Ended January 31,
	2019		2018
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	2,651	$27,000	22,464	$219,407
Reinvestment of dividends	994	9,707	495	5,253
Shares redeemed	(26,413)	(273,213)	(29,030)	(294,012)
Redemption fees	–	208	–	20

Net (decrease) in shares outstanding	(22,768)	$(236,298)	(6,071)	$(69,332)

	Institutional Class
	Year Ended January 31,
	2019		2018
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	747,781	$14,323,321	297,426	$5,174,249
Reinvestment of dividends	56,941	977,677	24,913	465,632
Shares redeemed	(82,296)	(1,552,294)	(40,518)	(727,410)

Net increase in shares outstanding	722,426	$13,748,704	281,821	$4,912,471

	Y Class
	Year Ended January 31,
	2019		2018
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	743,521	$14,797,984	202,621	$3,631,956
Reinvestment of dividends	39,099	667,422	7,121	132,444
Shares redeemed	(660,805)	(11,630,460)	(36,662)	(660,523)

Net increase in shares outstanding	121,815	$3,834,946	173,080	$3,103,877

	Investor Class
	Year Ended January 31,
	2019		2018
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	166,531	$3,135,589	338,281	$5,871,708
Reinvestment of dividends	17,024	285,834	32,263	592,350
Shares redeemed	(853,695)	(16,485,577)	(150,290)	(2,633,764)

Net increase (decrease) in shares outstanding	(670,140)	$(13,064,154)	220,254	$3,830,294

	A Class
	Year Ended January 31,
	2019		2018
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	90,750	$1,743,775	164,780	$2,822,687
Reinvestment of dividends	8,089	135,652	6,125	112,333
Shares redeemed	(89,505)	(1,712,324)	(45,538)	(748,714)

Net increase in shares outstanding	9,334	$167,103	125,367	$2,186,306

	C Class
	Year Ended January 31,
	2019		2018
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	103,424	$1,881,987	47,361	$849,784
Reinvestment of dividends	6,991	112,199	3,077	54,519
Shares redeemed	(40,677)	(740,543)	(10,356)	(167,820)

Net increase in shares outstanding	69,738	$1,253,643	40,082	$736,483

12.  Subsequent Events

The Fund’s management team at SGA will remain in place and there will be no impact to the Fund as a result of the change in control. The Trust’s Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the American Beacon SGA Global Growth Fund into the Virtus SGA Global Growth Fund, a newly organized series of the Virtus Equity Trust (the “Reorganization”). The Reorganization is subject to approval by shareholders at a meeting scheduled for April 23, 2019. If shareholders approve the Plan, the Reorganization is expected to take effect on May 3, 2019.

48

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,
	2019	2018		2017	2016		2015

Net asset value, beginning of period	$11.78	$9.22		$8.36	$10.24		$9.59

Income (loss) from investment operations:
Net investment income	0.20	0.12	A	0.13	0.04		0.13
Net gains (losses) on investments (both realized and unrealized)	(0.84)	2.65		0.90	(1.84)		0.64

Total income (loss) from investment operations	(0.64)	2.77		1.03	(1.80)		0.77

Less distributions:
Dividends from net investment income	(0.18)	(0.21)		(0.17)	(0.08)		(0.12)
Distributions from net realized gains	(0.37)	-		-	-		-
Tax return of capitalB	-	-		-	(0.00	)C	-

Total distributions	(0.55)	(0.21)		(0.17)	(0.08)		(0.12)

Redemption fees added to beneficial interestsC	0.00	0.00		0.00	0.00		0.00

Net asset value, end of period	$10.59	$11.78		$9.22	$8.36		$10.24

Total returnD	(5.13)%	30.24%		12.37%	(17.58)%		8.04%

Ratios and supplemental data:
Net assets, end of period	$5,080,038	$5,706,260		$52,787,468	$40,335,580		$13,079,558
Ratios to average net assets:
Expenses, before reimbursements	1.71%	1.85%		1.47%	1.68%		2.26%
Expenses, net of reimbursements	1.35%	1.35%		1.35%	1.35%		1.35%
Net investment income, before expense reimbursements	1.44%	0.74%		1.18%	1.16%		0.44%
Net investment income, net of reimbursements	1.80%	1.23%		1.31%	1.49%		1.35%
Portfolio turnover rate	28%	34%		32%	35%		22%

A	Per share amounts have been calculated using the average shares method.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

49

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$11.73	$9.19	$8.34	$10.22		$9.59

Income (loss) from investment operations:
Net investment income	0.17	0.13	0.11	0.14		0.04
Net gains (losses) on investments (both realized and unrealized)	(0.81)	2.62	0.91	(1.94)		0.71

Total income (loss) from investment operations	(0.64)	2.75	1.02	(1.80)		0.75

Less distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.17)	(0.08)		(0.12)
Distributions from net realized gains	(0.37)	-	-	-		-
Tax return of capitalA	-	-	-	(0.00	)B	-

Total distributions	(0.55)	(0.21)	(0.17)	(0.08)		(0.12)

Redemption fees added to beneficial interestsB	0.00	0.00	0.00	0.00		0.00

Net asset value, end of period	$10.54	$11.73	$9.19	$8.34		$10.22

Total returnC	(5.15)%	30.12%	12.28%	(17.64)%		7.83%

Ratios and supplemental data:
Net assets, end of period	$26,674,824	$27,820,209	$32,606,568	$25,098,823		$4,603,907
Ratios to average net assets:
Expenses, before reimbursements	1.76%	1.93%	1.55%	1.77%		2.12%
Expenses, net of reimbursements	1.45%	1.45%	1.45%	1.45%		1.45%
Net investment income, before expense reimbursements	1.26%	1.04%	1.15%	1.23%		0.01%
Net investment income, net of reimbursements	1.57%	1.52%	1.25%	1.55%		0.68%
Portfolio turnover rate	28%	34%	32%	35%		22%

A	Tax return of capital is calculated based on shares outstanding at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$11.66	$9.16	$8.32	$10.19		$9.58

Income (loss) from investment operations:
Net investment income	0.15	0.11	0.11	0.16		0.07
Net gains (losses) on investments (both realized and unrealized)	(0.82)	2.60	0.87	(1.98)		0.66

Total income (loss) from investment operations	(0.67)	2.71	0.98	(1.82)		0.73

Less distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.14)	(0.05)		(0.12)
Distributions from net realized gains	(0.37)	-	-	-		-
Tax return of capitalA	-	-	-	(0.00	)B	-

Total distributions	(0.55)	(0.21)	(0.14)	(0.05)		(0.12)

Redemption fees added to beneficial interestsB	0.00	0.00	0.00	0.00		0.00

Net asset value, end of period	$10.44	$11.66	$9.16	$8.32		$10.19

Total returnC	(5.45)%	29.78%	11.89%	(17.86)%		7.63%

Ratios and supplemental data:
Net assets, end of period	$2,793,978	$3,016,153	$3,457,789	$3,933,437		$4,612,098
Ratios to average net assets:
Expenses, before reimbursements	2.15%	2.12%	1.77%	1.98%		2.42%
Expenses, net of reimbursements	1.73%	1.73%	1.73%	1.73%		1.73%
Net investment income, before expense reimbursements	0.93%	0.82%	0.94%	1.30%		0.12%
Net investment income, net of reimbursements	1.35%	1.21%	0.98%	1.55%		0.81%
Portfolio turnover rate	28%	34%	32%	35%		22%

A	Tax return of capital is calculated based on shares outstanding at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$11.69	$9.18	$8.34	$10.18		$9.58

Income (loss) from investment operations:
Net investment income	0.10	0.10	0.13	0.12		0.06
Net gains (losses) on investments (both realized and unrealized)	(0.78)	2.62	0.85	(1.94)		0.66

Total income (loss) from investment operations	(0.68)	2.72	0.98	(1.82)		0.72

Less distributions:
Dividends from net investment income	(0.16)	(0.21)	(0.14)	(0.02)		(0.12)
Distributions from net realized gains	(0.37)	-	-	-		-
Tax return of capitalA	-	-	-	(0.00	)B	-

Total distributions	(0.53)	(0.21)	(0.14)	(0.02)		(0.12)

Redemption fees added to beneficial interestsB	0.00	0.00	0.00	0.00		0.00

Net asset value, end of period	$10.48	$11.69	$9.18	$8.34		$10.18

Total returnC	(5.52)%	29.83%	11.84%	(17.90)%		7.53%

Ratios and supplemental data:
Net assets, end of period	$391,973	$849,017	$510,236	$740,272		$3,214,591
Ratios to average net assets:
Expenses, before reimbursements	2.02%	2.24%	1.90%	2.10%		2.49%
Expenses, net of reimbursements	1.75%	1.75%	1.75%	1.75%		1.77%
Net investment income, before expense reimbursements	1.06%	0.61%	0.86%	1.08%		0.09%
Net investment income, net of reimbursements	1.33%	1.10%	1.01%	1.43%		0.81%
Portfolio turnover rate	28%	34%	32%	35%		22%

A	Tax return of capital is calculated based on shares outstanding at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,
	2019	2018	2017	2016		2015

Net asset value, beginning of period	$11.55	$9.08	$8.23	$10.10		$9.55

Income (loss) from investment operations:
Net investment income	0.02	0.06	0.02	0.10		0.02
Net gains (losses) on investments (both realized and unrealized)	(0.76)	2.54	0.89	(1.97)		0.62

Total income (loss) from investment operations	(0.74)	2.60	0.91	(1.87)		0.64

Less distributions:
Dividends from net investment income	(0.04)	(0.13)	(0.06)	(0.00	)A	(0.09)
Distributions from net realized gains	(0.37)	-	-	-		-
Tax return of capitalB	-	-	-	(0.00	)A	-

Total distributions	(0.41)	(0.13)	(0.06)	(0.00	)A	(0.09)

Redemption fees added to beneficial interestsA	0.00	0.00	0.00	0.00		0.00

Net asset value, end of period	$10.40	$11.55	$9.08	$8.23		$10.10

Total returnC	(6.19)%	28.71%	11.11%	(18.50)%		6.66%

Ratios and supplemental data:
Net assets, end of period	$216,223	$503,049	$450,626	$644,705		$623,506
Ratios to average net assets:
Expenses, before reimbursements	2.77%	3.00%	2.67%	2.87%		3.26%
Expenses, net of reimbursements	2.50%	2.50%	2.50%	2.50%		2.52%
Net investment income (loss), before expense reimbursements	0.54%	(0.01)%	0.11%	0.40%		(0.90)%
Net investment income (loss), net of reimbursements	0.81%	0.49%	0.28%	0.77%		(0.16)%
Portfolio turnover rate	28%	34%	32%	35%		22%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of period	$20.11		$15.11	$13.79	$13.43	$13.05

Income (loss) from investment operations:
Net investment income (loss)	0.01	A	(0.01)	0.03	0.03	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.31)		5.65	1.84	0.56	0.72

Total income (loss) from investment operations	(0.30)		5.64	1.87	0.59	0.78

Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)
Distributions from net realized gains	(0.77)		(0.64)	(0.55)	(0.21)	(0.37)

Total distributions	(0.77)		(0.64)	(0.55)	(0.23)	(0.40)

Net asset value, end of period	$19.04		$20.11	$15.11	$13.79	$13.43

Total returnB	(1.08)%		37.64%	13.66%	4.26%	5.98%

Ratios and supplemental data:
Net assets, end of period	$28,819,370		$15,912,971	$7,698,159	$6,219,477	$5,106,079
Ratios to average net assets:
Expenses, before reimbursements	1.31%		1.34%	2.03%	2.62%	3.82%
Expenses, net of reimbursements	0.98%		0.98%	0.98%	0.98%	0.98%
Net investment (loss), before expense reimbursements	(0.26)%		(0.28)%	(0.83)%	(1.37)%	(2.41)%
Net investment income, net of reimbursements	0.07%		0.08%	0.21%	0.27%	0.42%
Portfolio turnover rate	54%		31%	32%	39%	38%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of period	$20.01	$15.05		$13.75	$13.41	$13.05

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.00	A	(0.03)	0.02	0.04
Net gains (losses) on investments (both realized and unrealized)	(0.31)	5.60		1.88	0.55	0.72

Total income (loss) from investment operations	(0.32)	5.60		1.85	0.57	0.76

Less distributions:
Dividends from net investment income	-	-		-	(0.02)	(0.03)
Distributions from net realized gains	(0.77)	(0.64)		(0.55)	(0.21)	(0.37)

Total distributions	(0.77)	(0.64)		(0.55)	(0.23)	(0.40)

Net asset value, end of period	$18.92	$20.01		$15.05	$13.75	$13.41

Total returnB	(1.19)%	37.52%		13.55%	4.12%	5.83%

Ratios and supplemental data:
Net assets, end of period	$7,724,294	$5,732,352		$1,706,678	$127,585	$119,680
Ratios to average net assets:
Expenses, before reimbursements	1.33%	1.40%		1.88%	2.72%	3.84%
Expenses, net of reimbursements	1.08%	1.08%		1.07%	1.08%	1.08%
Net investment (loss), before expense reimbursements	(0.30)%	(0.37)%		(0.96)%	(1.51)%	(2.44)%
Net investment income (loss), net of reimbursements	(0.05)%	(0.04)%		(0.15)%	0.13%	0.32%
Portfolio turnover rate	54%	31%		32%	39%	38%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.75	$14.90	$13.66	$13.36	$13.03

Income (loss) from investment operations:
Net investment income (loss)	(0.21)	(0.04)	0.06	(0.04)	0.01
Net gains (losses) on investments (both realized and unrealized)	(0.16)	5.53	1.73	0.57	0.72

Total income (loss) from investment operations	(0.37)	5.49	1.79	0.53	0.73

Less distributions:
Dividends from net investment income	-	-	-	(0.02)	(0.03)
Distributions from net realized gains	(0.77)	(0.64)	(0.55)	(0.21)	(0.37)

Total distributions	(0.77)	(0.64)	(0.55)	(0.23)	(0.40)

Net asset value, end of period	$18.61	$19.75	$14.90	$13.66	$13.36

Total returnA	(1.46)%	37.16%	13.20%	3.84%	5.60%

Ratios and supplemental data:
Net assets, end of period	$5,878,296	$19,473,640	$11,414,261	$421,630	$108,458
Ratios to average net assets:
Expenses, before reimbursements	1.50%	1.57%	2.05%	3.08%	5.28%
Expenses, net of reimbursements	1.36%	1.36%	1.34%	1.36%	1.36%
Net investment (loss), before expense reimbursements	(0.29)%	(0.50)%	(1.14)%	(2.04)%	(3.88)%
Net investment income (loss), net of reimbursements	(0.15)%	(0.29)%	(0.43)%	(0.32)%	0.05%
Portfolio turnover rate	54%	31%	32%	39%	38%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

56

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.72	$14.89	$13.65	$13.35	$13.03

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.02)	0.03	(0.03)	0.00	A
Net gains (losses) on investments (both realized and unrealized)	(0.32)	5.49	1.76	0.56	0.72

Total income (loss) from investment operations	(0.37)	5.47	1.79	0.53	0.72

Less distributions:
Dividends from net investment income	-	-	-	(0.02)	(0.03)
Distributions from net realized gains	(0.77)	(0.64)	(0.55)	(0.21)	(0.37)

Total distributions	(0.77)	(0.64)	(0.55)	(0.23)	(0.40)

Net asset value, end of period	$18.58	$19.72	$14.89	$13.65	$13.35

Total returnB	(1.46)%	37.05%	13.21%	3.84%	5.53%

Ratios and supplemental data:
Net assets, end of period	$3,786,025	$3,835,023	$1,028,223	$345,107	$434,636
Ratios to average net assets:
Expenses, before reimbursements	1.60%	1.72%	2.33%	3.05%	4.19%
Expenses, net of reimbursements	1.38%	1.38%	1.38%	1.38%	1.42%
Net investment (loss), before expense reimbursements	(0.50)%	(0.77)%	(1.22)%	(1.90)%	(2.78)%
Net investment (loss), net of reimbursements	(0.28)%	(0.43)%	(0.27)%	(0.22)%	(0.01)%
Portfolio turnover rate	54%	31%	32%	39%	38%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

57

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.04	$14.50	$13.40	$13.21	$13.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	0.05	(0.12)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	(0.46)	5.22	1.60	0.54	0.66

Total income (loss) from investment operations	(0.50)	5.18	1.65	0.42	0.61

Less distributions:
Dividends from net investment income	-	-	-	(0.02)	(0.03)
Distributions from net realized gains	(0.77)	(0.64)	(0.55)	(0.21)	(0.37)

Total distributions	(0.77)	(0.64)	(0.55)	(0.23)	(0.40)

Net asset value, end of period	$17.77	$19.04	$14.50	$13.40	$13.21

Total returnA	(2.20)%	36.04%	12.41%	3.04%	4.69%

Ratios and supplemental data:
Net assets, end of period	$3,163,664	$2,061,699	$988,762	$410,331	$393,478
Ratios to average net assets:
Expenses, before reimbursements	2.39%	2.47%	3.08%	3.76%	4.77%
Expenses, net of reimbursements	2.13%	2.13%	2.12%	2.13%	2.16%
Net investment (loss), before expense reimbursements	(1.33)%	(1.42)%	(1.95)%	(2.51)%	(3.41)%
Net investment (loss), net of reimbursements	(1.08)%	(1.08)%	(1.00)%	(0.89)%	(0.80)%
Portfolio turnover rate	54%	31%	32%	39%	38%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

58

American Beacon FundsSM

Federal Tax Information

January 31, 2019 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Acadian Emerging Markets Managed Volatility	0.31%
SGA Global Growth	51.68%

Qualified Dividend Income:

Acadian Emerging Markets Managed Volatility	83.00%
SGA Global Growth	100.00%

Long-Term Capital Gain Distributions:

Acadian Emerging Markets Managed Volatility	$826,051
SGA Global Growth	1,991,321

Short-Term Capital Gain Distributions:

Acadian Emerging Markets Managed Volatility	$357,106
SGA Global Growth	232,951

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; Director, Chairman and CEO, Resolute Topco, Inc. (2015-Present), President (2015-2018); Director, Chairman and CEO, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present), President (2015-2018); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2015-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); President,

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018; Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Vice President (2017-2018); Senior Vice President, Resolute Investment Services, Inc. (2017-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (57)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Treasurer, American Beacon Select Funds (2010-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018, Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018), Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

65

American Beacon FundsSM

Privacy Policy

January 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the American Beacon Acadian Emerging Markets Managed Volatility Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter. A complete schedule of the American Beacon SGA Global Growth Fund’s portfolio holdings is also available on the website approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund are service marks of American Beacon Advisors, Inc.

AR 1/19

American Beacon® FUNDS

2019 ANNUAL REPORT

January 31, 2019

CRESCENT SHORT DURATION HIGH INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on “Quick Links” and then “Register for E-Delivery.”

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

CRESCENT SHORT DURATION HIGH INCOME FUND

The Fund’s investments in high-yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

The market volatility of December 2018 – a month in which all major U.S. equity indexes declined and the year ended in negative territory – serves as a prime example of the importance of having a long-term investment perspective.

While long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

High Yield Bond Market Overview

January 31, 2019 (Unaudited)

The High Yield and Bank Loan segments of the bond market managed to salvage reasonably attractive performance during the 12-month period despite a volatile end to 2018. For the period, high-yield bonds returned 1.6% and bank loans returned 2.4%, according to the ICE BofAML US High Yield Index and the Credit Suisse Leveraged Loan Index, respectively.

The period began with choppy equity markets in the early months of 2018, although they had only a limited effect on the High Yield and Bank Loan segments. The credit markets had generally been strong during recent years, and the economic outlook gave the Federal Reserve (the “Fed”) confidence to continue raising interest rates.

While the outlook was positive, the U.S. Treasury yield curve flattened as the Fed raised rates. Short-term yields moved up with the Fed, but long-term yields hardly budged. Longer-term bonds indicated that, despite strong corporate earnings and historically low unemployment, inflation was not a concern. The economic expansion may have been reaching into its 10th year; however, growth was not as robust as the Fed projected.

The status quo came to a halt in late 2018 when investors began to pull back from all risk assets. The Fed was pressing too hard on the brakes, Chinese growth was increasingly difficult to manufacture and Europe was barely treading water. Yet, at its December 2018 meeting, the Fed raised rates once again and indicated there may be additional hikes in 2019. The markets were not pleased. By month end, the S&P 500 Index was down 20% from its peak, High Yield credit spreads were wider by 200 basis points (2.00%) and the 10-year Treasury was up to almost 2.50%. With the markets sending strong warning signals, the Fed finally took note and began walking back from its outlook.

During its January 2019 meeting, the Fed announced a pause in raising interest rates and committed to reassessing its balance sheet reduction plans. The relief leading up to this meeting pushed many of the affected markets nearly back up to their peaks. Equities rallied, credit spreads narrowed and Treasury yields retreated. The High Yield and Bank Loan markets finished the period with attractive returns.

2

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

January 31, 2019 (Unaudited)

The Investor Class of the American Beacon Crescent Short Duration High Income Fund (the “Fund”) returned 0.28% for the twelve-month period ended January 31, 2019, underperforming the ICE BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (the “Index”) return of 3.49%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/1/2014 through 1/31/2019

Total Returns for the Period ended January 31, 2019

	Ticker	1 Year	3 Years	Since Inception (10/01/2014)	Value of $10,000 10/01/2014- 1/31/2019
Institutional Class (1,3)	ACHIX	0.60%	5.69%	2.97%	$11,353
Y Class (1,3)	ACHYX	0.78%	5.69%	2.92%	$11,330
Investor Class (1,3)	ACHPX	0.28%	5.31%	2.60%	$11,178
A without Sales Charge (1,3)	ACHAX	0.01%	5.21%	2.50%	$11,128
A with Sales Charge (1,3)	ACHAX	(2.53)%	4.33%	1.89%	$10,846
C without Sales Charge (1,3)	ACHCX	(0.49)%	4.47%	1.80%	$10,802
C with Sales Charge (1,3)	ACHCX	(1.49)%	4.47%	1.80%	$10,802

ICE BofA Merrill Lynch U.S High Yield Cash Pay BB-B 1-5 Year Index (2)		3.49%	7.70%	4.09%	$11,897

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The ICE BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.08%, 1.15%, 1.40%, 1.47%, and 2.22%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

January 31, 2019 (Unaudited)

The Fund’s sub-advisor actively allocates among traditional high-yield, floating-rate bank loan and private-debt sectors of the bond market to seek attractive risk-adjusted returns over a full market cycle with lower volatility than that of the Index. This flexibility also allows for opportunity to create an actively managed, diversified portfolio of securities including those outside of the traditional indices.

On average during the period, the Fund held approximately 70% of assets in traditional high yield, 15% in floating-rate bank loans, 10% in private debt and the remainder in cash. The decision to overweight high-yield bonds and underweight bank loans added value as the high-yield Index outperformed bank loans during the period. Private-debt holdings in the Fund produced the highest returns overall.

The Fund’s exposure to the Energy sector, however, detracted from performance due to adverse security selection despite Energy producing some of the highest returns in the Index. Additionally, the Fund’s exposure to interest-rate and credit-spread duration also negatively affected performance as interest rates rose early in the period and credit spreads widened late in the period.

The Fund ended the period with a yield to maturity slightly above that of the Index, reflecting a lower interest-rate duration and a higher credit-spread duration.

Top Ten Holdings (% Net Assets)
Sprint Corp., 7.250%, Due 9/15/2021		1.3
Cablevision Systems Corp., 5.875%, Due 9/15/2022		1.1
Navient Corp., 5.875%, Due 3/25/2021		1.1
HCA, Inc., 5.875%, Due 5/1/2023		1.0
Sirius XM Radio, Inc., 3.875%, Due 8/1/2022		1.0
Dell International LLC / EMC Corp., 7.125%, Due 6/15/2024		0.9
Freeport-McMoRan, Inc., 3.550%, Due 3/1/2022		0.9
Hertz Corp., 5.875%, Due 10/15/2020		0.9
MGM Resorts International, 6.625%, Due 12/15/2021		0.9
Talen Energy Supply LLC, 9.500%, Due 7/15/2022		0.9

Total Fund Holdings	418

Sector Allocation (% Investments)
Communications		16.0
Consumer, Non-Cyclical		13.6
Financial		12.6
Technology		9.4
Industrial		9.0
Energy		8.2
Consumer, Cyclical		8.0
Consumer		5.4
Service		4.6
Basic Materials		4.3
Manufacturing		2.2
Health Care		2.2
Utilities		2.1
Telecommunications		1.5
Media		0.5
Defense		0.2
Transportation		0.2

4

American Beacon Crescent Short Duration High Income FundSM

Expense Examples

January 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2018 through January 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon Crescent Short Duration High Income FundSM

Expense Examples

January 31, 2019 (Unaudited)

American Beacon Crescent Short Duration High Income Fund

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/2019	Expenses Paid During Period 8/1/2018-1/31/2019*
Institutional Class
Actual	$1,000.00	$1,001.00	$4.29
Hypothetical**	$1,000.00	$1,020.92	$4.33
Y Class
Actual	$1,000.00	$1,002.30	$4.79
Hypothetical**	$1,000.00	$1,020.42	$4.84
Investor Class
Actual	$1,000.00	$998.70	$6.20
Hypothetical**	$1,000.00	$1,019.01	$6.26
A Class
Actual	$1,000.00	$997.20	$6.29
Hypothetical**	$1,000.00	$1,018.90	$6.36
C Class
Actual	$1,000.00	$994.80	$10.06
Hypothetical**	$1,000.00	$1,015.12	$10.16

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.85%, 0.95%, 1.23%, 1.25%, and 2.00% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

6

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Crescent Short Duration High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Crescent Short Duration High Income Fund (one of the series constituting American Beacon Funds, referred to hereafter as the “Fund”) as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the three years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

The financial statements as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Dallas, TX

March 27, 2019

We have served as the auditor of one or more investment companies in the American Beacon Funds since 2016.

7

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSA - 23.18%

Basic Materials - 1.05%
Golden Nugget, Inc., 5.253%, Due 10/4/2023, 2017 Incremental Term Loan B, (1-mo. LIBOR + 2.750%)	$39,825	$39,150
H.B. Fuller Co., 4.503%, Due 10/20/2024, 2017 Term Loan B, (1-mo. LIBOR + 2.000%)	104,124	102,042
Las Vegas Sands LLC, 4.249%, Due 3/27/2025, 2018 Term Loan B, (1-mo. LIBOR + 1.750%)	55,389	54,304
Loparex Holding B.V., 7.053%, Due 4/11/2025, 2018 Term Loan, (3-mo. LIBOR + 4.250%)	101,615	100,344
Messer Industries LLC, Due 10/1/2025, 2018 USD Term LoanB	100,000	97,750
PMHC II, Inc., 6.151%, Due 3/31/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	124,063	118,066
PQ Corp., 5.244%, Due 2/8/2025, 2018 Term Loan B, (3-mo. LIBOR + 2.500%)	95,540	92,913
Schenectady International Group, Inc., 7.537%, Due 10/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	37,000	36,630
Solenis International LP, 6.707%, Due 12/26/2023, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	99,500	97,593
Starfruit Finco B.V., 5.753%, Due 10/1/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 3.250%)	125,358	122,460
Univar, Inc., 4.749%, Due 7/1/2024, 2017 USD Term Loan B, (1-mo. LIBOR + 2.250%)	88,630	86,652

		947,904

Consumer - 5.02%
8th Avenue Food & Provisions, Inc., 6.253%, Due 10/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	100,000	99,750
Albertsons LLC, 5.499%, Due 11/17/2025, Term Loan B7, (1-mo. LIBOR + 3.000%)	20,991	20,519
Alphabet Holding Co., Inc., 5.999%, Due 9/26/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	123,438	111,789
AMCP Clean Acquisition Co. LLC,
6.686%, Due 6/16/2025, 2018 Delayed Draw Term LoanC	5,226	5,147
7.053%, Due 6/16/2025, 2018 Term Loan, (3-mo. LIBOR + 4.250%)	21,665	21,340
APX Group, Inc., 7.499%, Due 4/1/2024, 2018 Term Loan B, (PRIME + 4.000%)	82,652	81,033
Bass Pro Group LLC, 7.499%, Due 9/25/2024, Term Loan B, (1-mo. LIBOR + 5.000%)	57,693	56,972
Builders FirstSource, Inc., Due 2/29/2024, 2017 Term Loan BB	36,774	35,027
Bulldog Purchaser, Inc., 6.249%, Due 8/22/2025, 2018 Term Loan, (1-mo. LIBOR + 3.750%)	82,099	79,567
Comet Acquisition, Inc., 6.277%, Due 10/24/2025, Term Loan, (3-mo. LIBOR + 3.500%)	47,000	45,708
CRCI Longhorn Holdings, Inc., 6.016%, Due 8/8/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	99,750	97,256
Crown Finance US, Inc., 4.999%, Due 2/28/2025, 2018 USD Term Loan, (1-mo. LIBOR + 2.500%)	124,063	120,930
CSC Holdings LLC, 5.009%, Due 1/25/2026, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	124,063	121,064
CVS Holdings LP, 5.250%, Due 2/6/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	124,063	119,565
Dhanani Group, Inc., 6.249%, Due 7/20/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	83,197	81,013
Endo Luxembourg Finance Co. S.a.r.l., 6.750%, Due 4/29/2024, 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	123,125	121,792
Financial & Risk US Holdings, Inc., 6.249%, Due 10/1/2025, 2018 USD Term Loan, (1-mo. LIBOR + 3.750%)	100,000	95,938
Gray Television, Inc., 5.020%, Due 1/2/2026, 2018 Term Loan C, (3-mo. LIBOR + 2.500%)	100,000	98,542
GYP Holdings III Corp., 5.249%, Due 6/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.750%)	35,166	33,650
Hilton Worldwide Finance LLC, 4.260%, Due 10/25/2023, Term Loan B2, (1-mo. LIBOR + 1.750%)	30,097	29,747
HLF Financing S.a r.l., 5.749%, Due 8/18/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	104,738	103,935
IRB Holding Corp., 5.764%, Due 2/5/2025, 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	124,063	120,616
Kettle Cuisine LLC, 6.260%, Due 8/22/2025, 2018 Term Loan, (1-mo. LIBOR + 3.750%)	147,630	146,523
Mohegan Tribal Gaming Authority, 6.499%, Due 10/13/2023, 2016 Term Loan B, (1-mo. LIBOR + 4.000%)	114,411	105,925
Next Level Apparel, Inc., 8.403%, Due 7/17/2024, 2018 Term Loan, (1 Week LIBOR + 6.000%)	124,219	122,355
P.F. Chang’s China Bistro, Inc., 7.671%, Due 8/18/2022, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	123,438	123,129
Parexel International Corp., 5.249%, Due 9/27/2024, Term Loan B, (1-mo. LIBOR + 2.750%)	75,427	71,279
Pure Fishing, Inc., 7.322%, Due 11/30/2025, Term Loan, (3-mo. LIBOR + 4.500%)	100,000	97,250
R.R. Donnelley & Sons Co., 7.510%, Due 1/15/2024, 2018 Term Loan B, (1-mo. LIBOR + 5.000%)	100,000	98,750
Rodan & Fields LLC, 6.508%, Due 6/6/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.000%)	99,500	92,037

See accompanying notes

8

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 23.18% (continued)

Consumer - 5.02% (continued)
RSC Acquisition, Inc., 7.053%, Due 11/30/2022, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	$280,971	$279,214
Scientific Games International, Inc., 5.249%, Due 8/14/2024, 2018 Term Loan B5, (1-mo. LIBOR + 2.750%)	82,958	80,331
Shutterfly, Inc., 5.250%, Due 8/17/2024, Term Loan B2, (1-mo. LIBOR + 2.750%)	94,073	91,681
SMG Holdings, Inc., 5.499%, Due 1/23/2025, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	124,063	121,116
SRS Distribution, Inc., 5.749%, Due 5/23/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	125,370	118,788
Staples, Inc., 6.541%, Due 9/12/2024, 2017 Term Loan B, (3-mo. LIBOR + 4.000%)	78,847	77,389
Strategic Partners Acquisition Corp., 6.249%, Due 6/30/2023, 2016 Term Loan, (1-mo. LIBOR + 3.750%)	117,911	116,732
TGP Holdings III LLC,
7.053%, Due 9/25/2024, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	193,222	184,769
11.303%, Due 9/25/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	50,000	47,250
TMK Hawk Parent Corp., 6.000%, Due 8/28/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	123,451	110,242
United Natural Foods, Inc., 6.749%, Due 10/22/2025, Term Loan B, (1-mo. LIBOR + 4.250%)	100,000	85,550
United Rentals, Inc., 4.249%, Due 10/31/2025, Term Loan B, (1-mo. LIBOR + 1.750%)	99,750	99,106
Varsity Brands, Inc., 5.999%, Due 12/15/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	123,751	121,688
VT Topco, Inc.,
6.553%, Due 8/1/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	79,800	78,337
6.553%, Due 8/1/2025, 2018 Delayed Draw Term Loan, (3-mo. LIBOR + 3.750%)C	19,976	19,610
Wand Intermediate I LP, Due 1/23/2026, 2019 1st Lien Term LoanB	100,000	99,750
Wheel Pros LLC, 7.249%, Due 4/4/2025, 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	167,160	159,638
Wynn Resorts Ltd., 4.750%, Due 10/30/2024, Term Loan B, (1-mo. LIBOR + 2.250%)	100,000	97,357

		4,546,696

Defense - 0.22%
Keyw Corp. (The), 7.016%, Due 5/2/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	115,961	114,947
TransDigm, Inc., 4.999%, Due 6/9/2023, 2018 Term Loan F, (1-mo. LIBOR + 2.500%)	82,223	80,408

		195,355

Energy - 0.62%
California Resources Corp., 12.874%, Due 12/31/2021, Second Out Term Loan, (1-mo. LIBOR + 10.375%)	12,000	12,525
Energy & Exploration Partners, Inc., 5.000%, Due 5/13/2022, 2016 2nd Lien PIK Term Loan, PIK (in-kind rate 5.000%)	6,830	—
Grizzly Acquisitions, Inc., 6.047%, Due 10/1/2025, 2018 Term Loan B, (3-mo. LIBOR + 3.250%)	99,750	99,148
Keane Group Holdings LLC, 6.250%, Due 5/25/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	41,278	38,595
Lucid Energy Group II LLC, 5.519%, Due 2/17/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	124,063	116,371
McDermott Technology Americas, Inc., 7.499%, Due 5/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	124,063	118,720
Medallion Midland Acquisition LLC, 5.749%, Due 10/30/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	123,750	118,697
PowerTeam Services LLC, 6.063%, Due 3/6/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	57,987	55,305

		559,361

Financial - 3.10%
1011778 B.C. Unlimited Liability Co., 4.749%, Due 2/16/2024, Term Loan B3, (1-mo. LIBOR + 2.250%)	112,720	110,748
Achilles Acquisition LLC, 6.500%, Due 10/3/2025, 2018 Term Loan, (1-mo. LIBOR + 4.000%)	100,000	98,875
Acrisure LLC, 6.749%, Due 11/22/2023, 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	124,522	121,876
Alera Group Holdings, Inc., 6.999%, Due 7/25/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.500%)	99,750	99,376
AssuredPartners, Inc., 5.749%, Due 10/22/2024, 2017 1st Lien Add-On Term Loan, (1-mo. LIBOR + 3.250%)	132,944	128,491

See accompanying notes

9

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 23.18% (continued)

Financial - 3.10% (continued)
Asurion LLC,
5.499%, Due 11/3/2024, 2018 Term Loan B7, (1-mo. LIBOR + 3.000%)	$99,771	$98,108
8.999%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	101,436	101,944
Avolon TLB Borrower (US) LLC, 4.503%, Due 1/15/2025, Term Loan B3, (1-mo. LIBOR + 2.000%)	134,413	132,901
Capital Automotive LP, 8.499%, Due 3/24/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.000%)	116,900	116,024
DTZ U.S. Borrower LLC, 5.749%, Due 8/21/2025, 2018 Add On Term Loan B, (1-mo. LIBOR + 3.250%)	124,688	122,162
Edelman Financial Center LLC, 6.037%, Due 7/21/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	70,000	69,270
EIG Management Co. LLC, 6.269%, Due 2/22/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	103,220	102,317
First Data Corp.,
4.519%, Due 7/8/2022, 2017 USD Term Loan, (1-mo. LIBOR + 2.000%)	58,003	57,752
4.519%, Due 4/26/2024, 2024 USD Term Loan, (1-mo. LIBOR + 2.000%)	36,235	36,088
Forest City Enterprises LP, 6.513%, Due 12/7/2025, Term Loan B, (1-mo. LIBOR + 4.000%)	100,000	99,833
Franklin Square Holdings LP, 5.063%, Due 8/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	99,750	98,628
Genworth Holdings, Inc., 7.008%, Due 3/7/2023, Term Loan, (1-mo. LIBOR + 4.500%)	124,063	123,752
Iron Mountain, Inc., 4.249%, Due 1/2/2026, 2018 Term Loan B, (1-mo. LIBOR + 1.750%)	15,238	14,743
iStar, Inc., 5.258%, Due 6/28/2023, 2016 Term Loan B, (1-mo. LIBOR + 2.750%)	96,515	95,429
Jane Street Group LLC, 5.499%, Due 8/25/2022, 2018 Term Loan B, (1-mo. LIBOR + 3.000%)	122,300	120,466
Prime Security Services Borrower LLC, 5.249%, Due 5/2/2022, 2016 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	72,448	71,361
SBA Senior Finance II LLC, 4.500%, Due 4/11/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	111,440	109,304
Sedgwick Claims Management Services, Inc., 5.749%, Due 12/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	100,000	97,333
StepStone Group LP, 6.499%, Due 3/14/2025, Term Loan B, (1-mo. LIBOR + 4.000%)	168,314	167,052
Valet Waste Holdings, Inc., 6.499%, Due 9/28/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	126,683	125,416
VFH Parent LLC, Due 1/30/2026, 2019 Term Loan BB	100,000	99,813
VICI Properties LLC, 4.503%, Due 12/20/2024, Replacement Term Loan B, (1-mo. LIBOR + 2.000%)	115,000	112,808
WEX, Inc., 4.749%, Due 6/30/2023, 2017 Term Loan B2, (1-mo. LIBOR + 2.250%)	75,684	74,454

		2,806,324

Health Care - 2.05%
Affordable Care Holding Corp., 7.396%, Due 10/22/2022, 2015 1st Lien Term Loan, (2-mo. LIBOR + 4.750%)	70,205	69,503
Agiliti Health, Inc., Due 1/4/2026, Term LoanBC	100,000	99,375
Amneal Pharmaceuticals LLC, 6.000%, Due 5/4/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	124,346	123,050
Avalign Technologies, Inc., 6.999%, Due 12/22/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.500%)	159,974	158,374
Avantor, Inc., 6.572%, Due 11/21/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	74,024	73,709
Beaver-Visitec International, Inc., 6.619%, Due 8/21/2023, 2018 Term Loan B, (2-mo. LIBOR + 4.000%)	100,148	98,646
Carestream Health, Inc., 8.249%, Due 2/28/2021, 1st Lien Term Loan, (1-mo. LIBOR + 5.750%)	77,018	74,900
DentalCorp Perfect Smile ULC,
5.586%, Due 6/6/2025, 1st Lien Delayed Draw Term Loan, (1-mo. LIBOR + 3.750%)C	22,155	21,643
6.249%, Due 6/6/2025, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	88,356	86,313
Envision Healthcare Corp., 6.249%, Due 10/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	73,333	68,970
Gentiva Health Services, Inc., 6.250%, Due 7/2/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	97,493	96,762
Grifols Worldwide Operations USA, Inc., 4.664%, Due 1/31/2025, 2017 Acquisition Term Loan, (1 Week LIBOR + 2.250%)	11,154	10,998

See accompanying notes

10

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 23.18% (continued)

Health Care - 2.05% (continued)
Ivory Merger Sub, Inc., 6.020%, Due 3/7/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	$151,235	$139,703
Mallinckrodt International Finance S.A., 5.618%, Due 2/24/2025, 2018 Term Loan B, (3-mo. LIBOR + 3.000%)	63,927	59,905
MedPlast Holdings, Inc., 6.553%, Due 7/2/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	57,913	57,733
NVA Holdings, Inc., 5.249%, Due 2/2/2025, Term Loan B3, (1-mo. LIBOR + 2.750%)	124,064	118,481
Pearl Intermediate Parent LLC,
5.269%, Due 2/14/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	61,355	58,517
5.269%, Due 2/14/2025, 2018 Delayed Draw Term Loan, (1-mo. LIBOR + 2.750%)C	18,134	17,296
Premise Health Holding Corp.,
Due 7/10/2025, 2018 1st Lien Delayed Draw Term LoanBC	7,353	7,243
6.553%, Due 7/10/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	92,416	91,029
Prospect Medical Holdings, Inc., 8.063%, Due 2/22/2024, 2018 Term Loan B, (1-mo. LIBOR + 5.500%)	124,063	122,822
RegionalCare Hospital Partners Holdings, Inc., 7.129%, Due 11/16/2025, 2018 Term Loan B, (3-mo. LIBOR + 4.500%)	102,000	99,424
Universal Health Services, Inc., 4.249%, Due 10/31/2025, Term Loan B, (1-mo. LIBOR + 1.750%)	100,000	99,750

		1,854,146

Manufacturing - 2.06%
American Bath Group LLC, 7.053%, Due 9/30/2023, 2018 Term Loan B, (3-mo. LIBOR + 4.250%)	245,016	241,953
Berlin Packaging LLC, 5.547%, Due 11/7/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	121,390	116,534
Brookfield WEC Holdings, Inc., 6.249%, Due 8/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	100,000	99,411
BWAY Holding Co., 6.033%, Due 4/3/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.250%)	48,265	46,485
Consolidated Container Co. LLC, 5.249%, Due 5/22/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	113,516	110,735
DAE Aviation Holdings, Inc.,
Due 1/23/2026, 2019 Term Loan BB	65,035	64,756
Due 1/23/2026, CAD Term LoanB	34,965	34,815
DG Investment Intermediate Holdings, Inc., 5.499%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	124,114	119,150
Edward Don & Co. LLC, 6.749%, Due 7/2/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	98,254	97,517
Emerald Performance Materials LLC, 5.999%, Due 8/1/2021, New 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	82,680	81,888
Flex Acquisition Co., Inc., 5.520%, Due 12/29/2023, 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	122,813	118,923
Forming Machining Industries Holdings LLC, 6.851%, Due 10/3/2025, Term Loan, (3-mo. LIBOR + 4.250%)	119,000	116,620
LTI Holdings, Inc., 5.999%, Due 9/6/2025, 2018 Add On 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	53,750	51,846
Netsmart Technologies, Inc., 6.249%, Due 4/19/2023, Term Loan D1, (1-mo. LIBOR + 3.750%)	75,428	74,202
Pisces Midco, Inc., 6.547%, Due 4/12/2025, 2018 Term Loan, (3-mo. LIBOR + 3.750%)	124,375	118,312
SHO Holding I Corp., 7.744%, Due 10/27/2022, Term Loan, (3-mo. LIBOR + 5.000%)	192,629	177,218
Tank Holding Corp., 5.763%, Due 3/17/2022, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	83,043	81,383
Titan Acquisition Ltd., 5.499%, Due 3/28/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.000%)	124,063	116,671

		1,868,419

Media - 0.49%
Information Resources, Inc., 6.999%, Due 12/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	100,000	98,150
Meredith Corp., 5.249%, Due 1/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.750%)	85,243	84,658
Univision Communications, Inc., 5.249%, Due 3/15/2024, Term Loan C5, (1-mo. LIBOR + 2.750%)	17,452	16,219
UPC Financing Partnership, 5.009%, Due 1/15/2026, USD Term Loan AR, (1-mo. LIBOR + 2.500%)	62,468	61,453
Virgin Media Bristol LLC, 5.009%, Due 1/15/2026, Term Loan K, (1-mo. LIBOR + 2.500%)	81,000	79,442
WeddingWire, Inc., 7.290%, Due 12/19/2025, 1st Lien Term Loan, (3-mo. LIBOR + 4.500%)	100,000	99,625

		439,547

See accompanying notes

11

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 23.18% (continued)

Service - 4.23%
Academy, Ltd., 6.514%, Due 7/1/2022, 2015 Term Loan B, (1-mo. LIBOR + 4.000%)	$26,776	$18,375
ADMI Corp., 5.499%, Due 4/30/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.000%)	128,446	126,279
Albany Molecular Research, Inc., 5.749%, Due 8/30/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	123,438	119,618
Allied Universal Holdco LLC,
6.249%, Due 7/28/2022, 2015 Term Loan, (1-mo. LIBOR + 3.750%)	60,624	57,805
6.749%, Due 7/28/2022, Incremental Term Loan, (1-mo. LIBOR + 4.250%)	66,000	63,525
American Airlines, Inc., 4.252%, Due 6/27/2025, 2018 Term Loan B, (1-mo. LIBOR + 1.750%)	55,525	53,116
ATI Holdings Acquisition, Inc., 6.008%, Due 5/10/2023, 2016 Term Loan, (1-mo. LIBOR + 3.500%)	98,376	95,671
BioClinica, Inc., 7.000%, Due 10/20/2023, 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	84,944	76,662
BJ’s Wholesale Club, Inc., 5.514%, Due 2/3/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	79,029	78,283
Blackhawk Network Holdings, Inc., 5.499%, Due 6/15/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	67,660	66,341
Boing US Holdco, Inc., 5.839%, Due 10/3/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	123,752	122,308
Brand Energy & Infrastructure Services, Inc., 6.957%, Due 6/21/2024, 2017 Term Loan, (2-mo. LIBOR + 4.250%)	123,125	117,826
California Pizza Kitchen, Inc., 8.500%, Due 8/23/2022, 2016 Term Loan, (1-mo. LIBOR + 6.000%)	244,375	238,266
Camelot UK Holdco Ltd., 5.749%, Due 10/3/2023, 2017 Repriced Term Loan, (1-mo. LIBOR + 3.250%)	67,694	67,145
CareerBuilder LLC, 9.553%, Due 7/31/2023, Term Loan, (3-mo. LIBOR + 6.750%)	60,576	60,122
EAB Global, Inc., 6.408%, Due 11/15/2024, 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	124,063	120,030
Heartland Dental LLC,
Due 4/30/2025, 2018 Delayed Draw Term LoanBC	1,654	1,601
6.249%, Due 4/30/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	2,121	2,053
Hoya Midco LLC, 5.999%, Due 6/30/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	123,125	119,021
IG Investment Holdings LLC, 6.126%, Due 5/23/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	121,007	119,131
Institutional Shareholder Services, Inc.,
6.517%, Due 10/16/2024, 2017 Delayed Draw Term Loan, (PRIME + 2.750%)	10,149	9,845
6.553%, Due 10/16/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	111,360	108,019
Kingpin Intermediate Holdings LLC, 6.000%, Due 7/3/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	124,438	123,505
Lakeland Tours LLC, 6.788%, Due 12/15/2024, 2017 1st Lien Term Loan B, (3-mo. LIBOR + 4.000%)	124,063	122,590
Marriott Ownership Resorts, Inc., 4.749%, Due 8/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.250%)	13,461	13,352
Midas Intermediate Holdco II LLC, Due 8/18/2021, Incremental Term Loan BB	48,910	47,402
Neiman Marcus Group Ltd. LLC, 5.763%, Due 10/25/2020, 2020 Term Loan, (1-mo. LIBOR + 3.250%)	45,640	40,368
NMSC Holdings, Inc., 7.594%, Due 4/19/2023, 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	250,000	248,125
Playpower, Inc., 7.553%, Due 6/23/2021, 2015 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	242,462	242,462
Pre-Paid Legal Services, Inc., 5.499%, Due 5/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	67,280	66,271
Quidditch Acquisition, Inc., 9.503%, Due 3/14/2025, 2018 Term Loan B, (1-mo. LIBOR + 7.000%)	109,175	108,083
Realogy Group LLC, 4.758%, Due 2/8/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.250%)	73,716	71,689
Red Ventures LLC, 5.499%, Due 11/8/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.000%)	122,529	121,228
Rentpath, Inc., 7.250%, Due 12/17/2021, 2017 Term Loan, (1-mo. LIBOR + 4.750%)	82,173	61,321
Sabre GLBL, Inc., 4.499%, Due 2/22/2024, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	109,173	107,620
Spin Holdco, Inc., 6.029%, Due 11/14/2022, 2017 Term Loan B, (3-mo. LIBOR + 3.250%)	87,009	84,833
Syneos Health, Inc., 4.499%, Due 8/1/2024, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	31,110	30,553
Tribune Media Co., 5.499%, Due 12/27/2020, Term Loan, (1-mo. LIBOR + 3.000%)	4,219	4,215
TruGreen LP, 6.514%, Due 4/13/2023, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	46,960	47,078
USIC Holdings, Inc., 5.749%, Due 12/8/2023, 2017 Term Loan B, (1-mo. LIBOR + 3.250%)	10,641	10,242
Vestcom Parent Holdings, Inc., 6.499%, Due 12/19/2023, 2016 1st Lien Term Loan, (PRIME + 3.000%)	122,816	119,439

See accompanying notes

12

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 23.18% (continued)

Service - 4.23% (continued)
William Morris Endeavor Entertainment LLC, 5.250%, Due 5/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	$84,257	$79,123
World Triathlon Corp., 6.803%, Due 6/26/2021, Term Loan, (3-mo. LIBOR + 4.000%)	245,501	244,274

		3,834,815

Technology - 2.44%
Almonde, Inc.,
6.303%, Due 6/13/2024, USD 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	53,647	51,401
10.053%, Due 6/13/2025, USD 2nd Lien Term Loan, (3-mo. LIBOR + 7.250%)	84,825	79,796
AqGen Ascensus, Inc., 6.119%, Due 12/3/2022, 2017 Repriced Term Loan, (2-mo. LIBOR + 3.500%)	105,378	102,744
Capri Finance LLC, 5.994%, Due 11/1/2024, USD 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	85,972	83,393
Compuware Corp., 6.002%, Due 8/22/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	100,000	99,813
Dell International LLC, 4.500%, Due 9/7/2023, 2017 Term Loan B, (1-mo. LIBOR + 2.000%)	154,436	152,177
DiscoverOrg LLC, Due 2/1/2026, 2019 1st Lien Term LoanB	100,000	99,250
Dynatrace LLC, 5.749%, Due 8/22/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	52,855	52,227
GGC Aperio Holdings LP, 7.375%, Due 10/28/2024, Term Loan, (2-mo. LIBOR + 4.750%)D H	175,000	170,888
GrafTech Finance, Inc., 5.999%, Due 2/12/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	120,706	118,443
MH Sub I LLC, 6.269%, Due 9/13/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	123,438	121,085
Navicure, Inc., 6.249%, Due 11/1/2024, 1st Lien Term Loan B, (1-mo. LIBOR + 3.750%)	123,750	120,966
Omnitracs, Inc., 5.574%, Due 3/21/2025, 2018 Term Loan B, (3-mo. LIBOR + 2.750%)	108,768	105,369
P2 Upstream Acquisition Co., 6.600%, Due 10/30/2020, 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	134,288	130,595
Plantronics, Inc., 4.999%, Due 7/2/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	80,102	77,766
Riverbed Technology, Inc., 5.750%, Due 4/24/2022, 2016 Term Loan, (1-mo. LIBOR + 3.250%)	56,000	51,170
Sound Inpatient Physicians, 5.249%, Due 6/27/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	99,500	97,821
SS&C Technologies Holdings Europe S.a.r.l., 4.749%, Due 4/16/2025, 2018 Term Loan B4, (1-mo. LIBOR + 2.250%)	29,903	29,275
SS&C Technologies, Inc.,
4.749%, Due 4/16/2025, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	77,743	76,113
4.749%, Due 4/16/2025, 2018 Term Loan B5, (1-mo. LIBOR + 2.250%)	20,116	19,719
Triple Point Technology, Inc., 6.884%, Due 7/10/2020, 1st Lien Term Loan, (2-mo. LIBOR + 4.250%)	82,660	67,781
Verifone Systems, Inc., 6.645%, Due 8/20/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	99,750	97,630
Verscend Holding Corp., 6.999%, Due 8/27/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.500%)	121,695	120,529
Western Digital Corp., 4.260%, Due 4/29/2023, 2018 Term Loan B4, (1-mo. LIBOR + 1.750%)	87,779	85,584

		2,211,535

Telecommunications - 1.41%
Altice France S.A., 6.509%, Due 8/14/2026, 2018 Term Loan B13, (1-mo. LIBOR + 4.000%)	99,750	93,944
Anastasia Parent LLC, 6.249%, Due 8/11/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	55,860	52,927
Avaya, Inc., 6.759%, Due 12/15/2024, 2018 Term Loan B, (1-mo. LIBOR + 4.250%)	123,750	121,584
Charter Communications Operating LLC, 4.500%, Due 4/30/2025, 2017 Term Loan B, (1-mo. LIBOR + 2.000%)	123,750	121,949
Flexential Intermediate Corp., 6.303%, Due 8/1/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	123,438	111,402
GoodRx, Inc., 5.514%, Due 10/10/2025, 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	100,000	98,292
GTT Communications, Inc., 5.250%, Due 5/31/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 2.750%)	30,845	28,898
Intelsat Jackson Holdings S.A., 6.252%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. LIBOR + 3.750%)	42,000	41,588
Merrill Communications LLC, 7.994%, Due 6/1/2022, 2015 Term Loan, (3-mo. LIBOR + 5.250%)	35,726	35,659
Mission Broadcasting, Inc., 4.756%, Due 1/17/2024, 2018 Term Loan B3, (3-mo. LIBOR + 2.250%)	13,756	13,292
NeuStar, Inc., 5.999%, Due 8/8/2024, 2018 Term Loan B4, (1-mo. LIBOR + 3.500%)	123,438	119,734
Nexstar Broadcasting, Inc., 4.752%, Due 1/17/2024, 2018 Term Loan B3, (1-mo. LIBOR + 2.250%)	79,571	76,886
Speedcast International Ltd., 5.553%, Due 5/2/2025, Term Loan B, (3-mo. LIBOR + 2.750%)	125,370	120,773

See accompanying notes

13

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 23.18% (continued)

Telecommunications - 1.41% (continued)
Sprint Communications, Inc., 5.000%, Due 2/2/2024, 1st Lien Term Loan B, (1-mo. LIBOR + 2.500%)	$31,678	$30,925
Syniverse Holdings, Inc., 7.509%, Due 3/9/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	124,063	112,380
Web.com Group, Inc., 6.269%, Due 10/10/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	100,000	96,500

		1,276,733

Transportation - 0.21%
American Tire Distributors Holdings, Inc., 9.999%, Due 9/2/2024, 2015 Term Loan, (1-mo. LIBOR + 7.500%)	80,066	70,999
XPO Logistics, Inc., 4.500%, Due 2/24/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	125,000	122,951

		193,950

Utilities - 0.28%
Calpine Corp., 5.310%, Due 1/15/2024, Term Loan B5, (3-mo. LIBOR + 2.500%)	111,136	109,040
Eastern Power LLC, 6.249%, Due 10/2/2023, Term Loan B, (1-mo. LIBOR + 3.750%)	80,774	78,679
Vistra Energy Corp., 4.499%, Due 12/31/2025, 1st Lien Term Loan B3, (1-mo. LIBOR + 2.000%)	56,167	55,060
Vistra Operations Co. LLC, Due 12/14/2023, 2016 Term Loan B2B	14,578	14,418

		257,197

Total Bank Loan Obligations (Cost $21,492,707)		20,991,982

CORPORATE OBLIGATIONS - 56.34%

Basic Materials - 2.10%
CF Industries, Inc., 3.450%, Due 6/1/2023	200,000	193,000
Freeport-McMoRan, Inc., 3.550%, Due 3/1/2022	850,000	822,375
Huntsman International LLC, 5.125%, Due 11/15/2022	500,000	517,500
PQ Corp., 6.750%, Due 11/15/2022E	350,000	365,925

		1,898,800

Communications - 12.29%
Block Communications, Inc., 6.875%, Due 2/15/2025E	300,000	307,500
Cablevision Systems Corp., 5.875%, Due 9/15/2022	950,000	954,750
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.250%, Due 9/30/2022	425,000	429,643
5.125%, Due 2/15/2023	475,000	479,750
CenturyLink, Inc.,
6.450%, Due 6/15/2021, Series S	250,000	254,450
5.800%, Due 3/15/2022, Series T	200,000	200,426
7.500%, Due 4/1/2024, Series Y	325,000	329,875
Clear Channel Worldwide Holdings, Inc., 6.500%, Due 11/15/2022, Series B	350,000	357,875
CSC Holdings LLC, 5.125%, Due 12/15/2021, Series 144E	250,000	250,387
DISH DBS Corp.,
6.750%, Due 6/1/2021	600,000	611,106
5.000%, Due 3/15/2023	400,000	348,000
EIG Investors Corp., 10.875%, Due 2/1/2024	350,000	367,500
Frontier Communications Corp.,
7.125%, Due 3/15/2019	250,000	246,250
10.500%, Due 9/15/2022	250,000	179,063
8.500%, Due 4/1/2026E	225,000	204,131
Lamar Media Corp., 5.000%, Due 5/1/2023	250,000	251,875
Level 3 Financing, Inc., 5.375%, Due 1/15/2024	650,000	646,750
Plantronics, Inc., 5.500%, Due 5/31/2023E	500,000	477,500
Qwest Corp., 6.750%, Due 12/1/2021	25,000	26,719
Salem Media Group, Inc., 6.750%, Due 6/1/2024E	175,000	157,500
Sinclair Television Group, Inc., 6.125%, Due 10/1/2022	400,000	407,000
Sirius XM Radio, Inc., 3.875%, Due 8/1/2022E	900,000	886,500
Sprint Communications, Inc., 6.000%, Due 11/15/2022	775,000	783,719

See accompanying notes

14

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 56.34% (continued)

Communications - 12.29% (continued)
Sprint Corp., 7.250%, Due 9/15/2021	$1,100,000	$1,155,000
T-Mobile USA, Inc., 6.500%, Due 1/15/2024	175,000	181,125
TEGNA, Inc., 6.375%, Due 10/15/2023	250,000	253,750
Townsquare Media, Inc., 6.500%, Due 4/1/2023E	300,000	277,500
Windstream Services LLC, 7.750%, Due 10/15/2020	150,000	108,000

		11,133,644

Consumer, Cyclical - 5.86%
CEC Entertainment, Inc., 8.000%, Due 2/15/2022	250,000	217,500
EMI Music Publishing Group North America Holdings, Inc., 7.625%, Due 6/15/2024E	225,000	238,653
Hanesbrands, Inc., 4.625%, Due 5/15/2024E	250,000	245,313
Jack Ohio Finance LLC / Jack Ohio Finance Corp., 10.250%, Due 11/15/2022E	200,000	215,500
KGA Escrow LLC, 7.500%, Due 8/15/2023E	300,000	302,715
MGM Resorts International,
6.625%, Due 12/15/2021	750,000	792,150
5.750%, Due 6/15/2025	200,000	201,000
Neiman Marcus Group Ltd. LLC, 8.000%, Due 10/15/2021E	150,000	67,875
Scientific Games International, Inc., 10.000%, Due 12/1/2022	400,000	420,500
Taylor Morrison Communities, Inc., 6.625%, Due 5/15/2022	300,000	305,250
Tempur Sealy International, Inc., 5.625%, Due 10/15/2023	725,000	719,562
United Continental Holdings, Inc., 4.250%, Due 10/1/2022	500,000	493,750
Williams Scotsman International, Inc., 7.875%, Due 12/15/2022E	400,000	404,000
Wyndham Destinations, Inc., 5.625%, Due 3/1/2021	450,000	459,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.250%, Due 5/30/2023E	225,000	222,750

		5,305,518

Consumer, Non-Cyclical - 10.69%
ADT Security Corp., 4.125%, Due 6/15/2023	425,000	409,062
Centene Corp.,
5.625%, Due 2/15/2021	300,000	304,500
4.750%, Due 1/15/2025	100,000	101,000
CHS/Community Health Systems, Inc.,
8.000%, Due 11/15/2019	700,000	675,500
5.125%, Due 8/1/2021	100,000	96,125
6.250%, Due 3/31/2023	250,000	238,750
DaVita, Inc.,
5.750%, Due 8/15/2022	100,000	101,625
5.125%, Due 7/15/2024	500,000	493,900
Dean Foods Co., 6.500%, Due 3/15/2023E	200,000	155,656
DJO Finance LLC / DJO Finance Corp., 10.750%, Due 4/15/2020	175,000	175,438
Elanco Animal Health, Inc., 4.272%, Due 8/28/2023E	225,000	226,590
HCA, Inc.,
6.500%, Due 2/15/2020	675,000	693,562
5.875%, Due 5/1/2023	850,000	898,875
Herc Rentals, Inc., 7.500%, Due 6/1/2022E	366,000	382,927
Hertz Corp., 5.875%, Due 10/15/2020	850,000	841,500
Horizon Pharma, Inc., 6.625%, Due 5/1/2023	90,000	89,550
Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.750%, Due 11/1/2024E	75,000	79,275
Kronos Acquisition Holdings, Inc., 9.000%, Due 8/15/2023E	350,000	296,625
MEDNAX, Inc., 5.250%, Due 12/1/2023E	225,000	225,563
Monitronics International, Inc., 9.125%, Due 4/1/2020	250,000	69,375
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, Due 4/15/2022E	500,000	499,250
Prestige Brands, Inc., 5.375%, Due 12/15/2021E	200,000	200,000
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, Due 5/15/2023E	353,000	373,298
RegionalCare Hospital Partners Holdings, Inc., 8.250%, Due 5/1/2023E	225,000	237,375
Select Medical Corp., 6.375%, Due 6/1/2021	250,000	251,250
Tenet Healthcare Corp.,
4.750%, Due 6/1/2020	450,000	453,375
4.375%, Due 10/1/2021	200,000	199,750

See accompanying notes

15

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 56.34% (continued)

Consumer, Non-Cyclical - 10.69% (continued)
Tenet Healthcare Corp., (continued)
8.125%, Due 4/1/2022	$100,000	$104,625
6.750%, Due 6/15/2023	300,000	295,125
United Rentals North America, Inc., 5.750%, Due 11/15/2024	150,000	153,750
Universal Health Services, Inc., 4.750%, Due 8/1/2022E	350,000	353,500

		9,676,696

Energy - 6.36%
Antero Resources Corp., 5.125%, Due 12/1/2022	300,000	299,625
Archrock Partners LP / Archrock Partners Finance Corp., 6.000%, Due 4/1/2021	250,000	246,563
Chesapeake Energy Corp.,
8.000%, Due 1/15/2025	100,000	100,624
8.000%, Due 6/15/2027	275,000	263,313
Citgo Holding, Inc., 10.750%, Due 2/15/2020E	350,000	356,125
Continental Resources, Inc., 5.000%, Due 9/15/2022	300,000	301,486
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.250%, Due 4/1/2023	200,000	201,750
DCP Midstream Operating LP, 5.350%, Due 3/15/2020E	200,000	203,000
Denbury Resources, Inc., 9.000%, Due 5/15/2021E	200,000	198,000
EP Energy LLC / Everest Acquisition Finance, Inc., 8.000%, Due 11/29/2024E	175,000	140,000
Gulfport Energy Corp., 6.625%, Due 5/1/2023	250,000	247,656
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%, Due 2/15/2026E	500,000	495,000
Hilcorp Energy I LP / Hilcorp Finance Co., 5.000%, Due 12/1/2024E	225,000	213,750
Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.750%, Due 4/1/2022	350,000	38,500
Nabors Industries, Inc., 5.500%, Due 1/15/2023	325,000	292,500
Newfield Exploration Co., 5.750%, Due 1/30/2022	300,000	311,625
Oceaneering International, Inc., 4.650%, Due 11/15/2024	250,000	212,500
Range Resources Corp., 5.875%, Due 7/1/2022	150,000	150,375
Sanchez Energy Corp.,
7.750%, Due 6/15/2021	175,000	32,375
6.125%, Due 1/15/2023	125,000	21,875
SemGroup Corp. / Rose Rock Finance Corp., 5.625%, Due 7/15/2022	250,000	237,500
SESI LLC, 7.125%, Due 12/15/2021	250,000	221,875
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, Due 8/15/2022	500,000	482,500
Sunoco LP / Sunoco Finance Corp., 4.875%, Due 1/15/2023, Series WI	500,000	492,500

		5,761,017

Financial - 7.12%
Ally Financial, Inc.,
4.125%, Due 2/13/2022	150,000	150,563
4.625%, Due 5/19/2022	200,000	203,900
Blackstone CQP Holdco LP, 6.500%, Due 3/20/2021E	300,000	299,250
CIT Group, Inc.,
5.000%, Due 8/15/2022	300,000	307,500
4.750%, Due 2/16/2024	150,000	151,688
Credit Acceptance Corp.,
6.125%, Due 2/15/2021	200,000	200,500
7.375%, Due 3/15/2023	350,000	359,187
Equinix, Inc., 5.375%, Due 1/1/2022, REIT	150,000	152,813
Greystar Real Estate Partners LLC, 5.750%, Due 12/1/2025E	50,000	49,625
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
5.875%, Due 2/1/2022	550,000	554,185
6.250%, Due 2/1/2022	400,000	410,876
iStar, Inc., 4.625%, Due 9/15/2020	550,000	545,875
Jefferies Finance LLC / JFIN Co-Issuer Corp., 6.875%, Due 4/15/2022E	225,000	222,187
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, Due 8/1/2021E	90,000	91,013
Navient Corp., 5.875%, Due 3/25/2021	1,000,000	1,019,680

See accompanying notes

16

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 56.34% (continued)

Financial - 7.12% (continued)
Newmark Group, Inc., 6.125%, Due 11/15/2023E	$225,000	$224,515
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, Due 12/15/2022E	175,000	177,187
SBA Communications Corp., 4.875%, Due 7/15/2022	300,000	303,840
Springleaf Finance Corp.,
7.750%, Due 10/1/2021	250,000	263,125
6.125%, Due 5/15/2022	300,000	308,376
5.625%, Due 3/15/2023	100,000	98,500
Starwood Property Trust, Inc., 5.000%, Due 12/15/2021	350,000	353,500

		6,447,885

Industrial - 5.12%
Arconic, Inc., 5.125%, Due 10/1/2024	400,000	402,818
Ball Corp.,
5.000%, Due 3/15/2022	300,000	310,038
5.250%, Due 7/1/2025	150,000	157,313
BBA US Holdings, Inc., 5.375%, Due 5/1/2026E	50,000	50,000
Berry Global, Inc., 5.500%, Due 5/15/2022	200,000	201,308
CEMEX Finance LLC, 6.000%, Due 4/1/2024E	250,000	254,752
Fortress Transportation & Infrastructure Investors LLC,
6.750%, Due 3/15/2022E	250,000	250,778
6.500%, Due 10/1/2025E	325,000	312,000
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, Due 12/15/2023E	475,000	479,750
Ingram Micro, Inc.,
5.000%, Due 8/10/2022	275,000	269,375
5.450%, Due 12/15/2024	350,000	341,660
Owens-Brockway Glass Container, Inc., 5.000%, Due 1/15/2022E	200,000	202,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, Due 7/15/2023E	700,000	701,295
Sealed Air Corp., 5.500%, Due 9/15/2025E	150,000	153,375
TransDigm, Inc., 6.000%, Due 7/15/2022	550,000	554,125

		4,640,587

Technology - 5.20%
Advanced Micro Devices, Inc., 7.000%, Due 7/1/2024	500,000	522,500
Dell International LLC / EMC Corp., 7.125%, Due 6/15/2024E	750,000	791,290
First Data Corp.,
5.000%, Due 1/15/2024E	450,000	459,844
5.750%, Due 1/15/2024E	300,000	308,437
Harland Clarke Holdings Corp., 8.375%, Due 8/15/2022E	100,000	93,750
Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, Due 5/1/2021, Cash (7.125%) or PIK (in-kind rate 7.875%)E	750,000	755,625
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.000%, Due 7/15/2025E	300,000	300,750
NCR Corp., 5.000%, Due 7/15/2022	200,000	196,560
Rackspace Hosting, Inc., 8.625%, Due 11/15/2024E	350,000	294,000
Riverbed Technology, Inc., 8.875%, Due 3/1/2023E	200,000	146,000
Solera LLC / Solera Finance, Inc., 10.500%, Due 3/1/2024E	500,000	542,490
Xerox Corp., 4.500%, Due 5/15/2021	300,000	300,375

		4,711,621

Utilities - 1.60%
AES Corp., 4.500%, Due 3/15/2023	150,000	150,750
Calpine Corp., 5.875%, Due 1/15/2024E	300,000	300,000
Clearway Energy Operating LLC, 5.375%, Due 8/15/2024	200,000	185,500
Talen Energy Supply LLC, 9.500%, Due 7/15/2022E	800,000	816,000

		1,452,250

Total Corporate Obligations (Cost $52,287,521)		51,028,018

See accompanying notes

17

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 12.98%

Basic Materials - 0.86%
Cascades, Inc., 5.500%, Due 7/15/2022E	$450,000	$447,750
NOVA Chemicals Corp., 4.875%, Due 6/1/2024E	125,000	118,750
Perstorp Holding AB, 8.500%, Due 6/30/2021E	204,000	211,650

		778,150

Communications - 2.47%
Altice Financing S.A., 6.625%, Due 2/15/2023E	300,000	301,590
Altice Luxembourg S.A., 7.750%, Due 5/15/2022E	350,000	339,500
Sable International Finance Ltd., 6.875%, Due 8/1/2022E	278,000	288,425
Videotron Ltd., 5.000%, Due 7/15/2022	600,000	616,920
Virgin Media Secured Finance PLC, 5.250%, Due 1/15/2021	500,000	502,655
VTR Finance B.V., 6.875%, Due 1/15/2024E	185,000	190,531

		2,239,621

Consumer, Cyclical - 1.50%
Aston Martin Capital Holdings Ltd., 6.500%, Due 4/15/2022E	250,000	245,000
Fiat Chrysler Automobiles N.V., 5.250%, Due 4/15/2023	200,000	202,248
Mclaren Finance PLC, 5.750%, Due 8/1/2022E	375,000	346,830
Silversea Cruise Finance Ltd., 7.250%, Due 2/1/2025E	250,000	267,813
Viking Cruises Ltd., 6.250%, Due 5/15/2025E	300,000	300,000

		1,361,891

Consumer, Non-Cyclical - 1.91%
Bausch Health Cos, Inc.,
5.500%, Due 3/1/2023E	625,000	606,250
7.000%, Due 3/15/2024E	700,000	735,420
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025E	100,000	96,250
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC, 5.625%, Due 10/15/2023E	350,000	295,312

		1,733,232

Energy - 0.61%
Welltec A/S, 9.500%, Due 12/1/2022E	575,000	553,438

Financial - 1.47%
goeasy Ltd., 7.875%, Due 11/1/2022E	750,000	785,625
Intesa Sanpaolo SpA, 3.125%, Due 7/14/2022E	300,000	281,910
Travelport Corporate Finance PLC, 6.000%, Due 3/15/2026E	250,000	258,593

		1,326,128

Industrial - 3.15%
Ardagh Packaging Finance PLC,
4.625%, Due 5/15/2023E	450,000	450,000
7.250%, Due 5/15/2024E	350,000	361,813
Bombardier, Inc.,
8.750%, Due 12/1/2021E	350,000	371,542
6.000%, Due 10/15/2022E	650,000	626,437
Cemex S.A.B. de C.V., 7.750%, Due 4/16/2026E	350,000	378,000
Park Aerospace Holdings Ltd., 5.250%, Due 8/15/2022E	650,000	659,945

		2,847,737

Technology - 1.01%
Open Text Corp.,
5.625%, Due 1/15/2023E	250,000	255,625
5.875%, Due 6/1/2026E	400,000	413,000
Seagate HDD Cayman, 4.750%, Due 6/1/2023	250,000	247,004

		915,629

Total Foreign Corporate Obligations (Cost $11,836,306)		11,755,826

See accompanying notes

18

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 4.14% (Cost $3,744,678)

Investment Companies - 4.14%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%F G	3,744,678	$3,744,678

TOTAL INVESTMENTS - 96.64% (Cost $89,361,212)		87,520,504
OTHER ASSETS, NET OF LIABILITIES - 3.36%		3,047,566

TOTAL NET ASSETS - 100.00%		$90,568,070

Percentages are stated as a percent of net assets.

A Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

B Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of January 31, 2019.

C Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $134,439 or 0.15% of net assets. Of this amount, $100,000, relates to Agiliti Health, Inc., $3,180, relates to AMCP Clean Acquisition Co. LLC, $5,879, relates to DentalCorp Perfect Smile ULC, $3,780, relates to Heartland Dental LLC, $4,314, relates to Pearl Intermediate Parent LLC, $7,353, relates to Premise Health Holding Corp., and $9,933, relates to VT Topco, Inc.

D Value was determined using significant unobservable inputs.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $27,722,595 or 30.61% of net assets. The Fund has no right to demand registration of these securities.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

H Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $170,888 or 0.19% of net assets.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LLLP - Limited Liability Limited Partnership.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2019, the investments were classified as described below:

Crescent Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$-	$20,821,094	$170,888	$20,991,982
Corporate Obligations	-	51,028,018	-	51,028,018
Foreign Corporate Obligations	-	11,755,826	-	11,755,826
Short-Term Investments	3,744,678	-	-	3,744,678

Total Investments in Securities - Assets	$3,744,678	$83,604,938	$170,888	$87,520,504

(1)	Unfunded loan commitments represent $134,439 at year end.

U.S. GAAP requires transfers between all levels to/from level 3 to be disclosed. During the year ended January 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

19

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

January 31, 2019

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2018	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2019	Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$507	$-	$2,521	$-	$(23,734)	$25,748	$-	$-	$-	$-
Bank Loan Obligations	-	174,125	-	-	-	(3,237)	$-	-	170,888	(3,237)

Total	$507	$174,125	$2,521	$-	$(23,734)	$22,511	$-	$-	$170,888	$(3,237)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

The bank loan obligation was fair valued using a private valuation report from a third party valuation service provider where the market value of the bank loan obligation was $170,888. It has been classified as a Level 3 security due to the use of unobservable inputs that were significant to the valuation.

See accompanying notes

20

American Beacon Crescent Short Duration High Income FundSM

Statement of Assets and Liabilities

January 31, 2019

Assets:
Investments in unaffiliated securities, at fair value†	$83,775,826
Investments in affiliated securities, at fair value‡	3,744,678
Cash	38,365
Dividends and interest receivable	1,156,837
Receivable for investments sold	3,535,494
Receivable for fund shares sold	296
Receivable for tax reclaims	1,152
Receivable for expense reimbursement (Note 2)	44,017
Prepaid expenses	70,933

Total assets	92,367,598

Liabilities:
Payable for investments purchased	1,474,177
Payable for fund shares redeemed	24,526
Dividends payable	2,156
Unfunded loan commitments	134,439
Management and sub-advisory fees payable (Note 2)	57,600
Service fees payable (Note 2)	1,468
Transfer agent fees payable (Note 2)	1,445
Custody and fund accounting fees payable	18,270
Professional fees payable	73,911
Trustee fees payable (Note 2)	1,282
Payable for prospectus and shareholder reports	9,149
Other liabilities	1,105

Total liabilities	1,799,528

Net assets	$90,568,070

Analysis of net assets:
Paid-in-capital	$96,678,569
Total distributable earnings (deficits)A	(6,110,499)

Net assets	$90,568,070

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	9,093,114

Y Class	477,261

Investor Class	63,556

A Class	187,066

C Class	65,744

Net assets:
Institutional Class	$83,303,910

Y Class	$4,369,096

Investor Class	$582,797

A Class	$1,710,171

C Class	$602,096

Net asset value, offering and redemption price per share:
Institutional Class	$9.16

Y Class	$9.15

Investor Class	$9.17

A Class	$9.14

A Class (offering price)	$9.37

C Class	$9.16

† Cost of investments in unaffiliated securities	$85,616,534
‡ Cost of investments in affiliated securities	$3,744,678

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

21

American Beacon Crescent Short Duration High Income FundSM

Statement of Operations

For the year ended January 31, 2019

Investment income:
Dividend income from affiliated securities (Note 7)	$69,897
Interest income	5,310,416

Total investment income	5,380,313

Expenses:
Management and sub-advisory fees (Note 2)	673,539
Transfer agent fees:
Institutional Class (Note 2)	10,818
Y Class (Note 2)	4,189
Investor Class	1,174
A Class	65
C Class	4
Custody and fund accounting fees	75,494
Professional fees	104,477
Registration fees and expenses	68,877
Service fees (Note 2):
Investor Class	8,102
A Class	1,124
C Class	495
Distribution fees (Note 2):
A Class	3,489
C Class	5,349
Prospectus and shareholder report expenses	15,123
Trustee fees (Note 2)	6,890
Other expenses	10,826

Total expenses	990,035

Net fees waived and expenses (reimbursed) (Note 2)	(208,447)

Net expenses	781,588

Net investment income	4,598,725

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesA	(1,795,322)
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesB	(2,269,671)

Net (loss) from investments	(4,064,993)

Net increase in net assets resulting from operations	$533,732

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

22

American Beacon Crescent Short Duration High Income FundSM

Statement of Changes in Net Assets

	Year Ended January 31, 2019	Year Ended January 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$4,598,725	$3,897,464
Net realized gain (loss) from investments in unaffiliated securities	(1,795,322)	323,728
Change in net unrealized (depreciation) of investments in unaffiliated securities	(2,269,671)	(801,438)

Net increase in net assets resulting from operations	533,732	3,419,754

Distributions to shareholders:
Net investment income:
Institutional Class	-	(3,407,440)
Y Class	-	(295,367)
Investor Class	-	(86,903)
A Class	-	(72,041)
C Class	-	(21,430)
Total retained earnings:*
Institutional Class	(4,264,570)	-
Y Class	(248,726)	-
Investor Class	(34,886)	-
A Class	(65,085)	-
C Class	(21,512)	-

Net distributions to shareholders	(4,634,779)	(3,883,181)

Capital share transactions (Note 9):
Proceeds from sales of shares	16,393,954	32,726,092
Reinvestment of dividends and distributions	4,610,610	3,843,806
Cost of shares redeemed	(14,291,239)	(10,553,290)

Net increase in net assets from capital share transactions	6,713,325	26,016,608

Net increase in net assets	2,612,278	25,553,181

Net assets:
Beginning of period	87,955,792	62,402,611

End of period	$90,568,070	$87,955,792

* Distributions from net investment income and net realized capital gains are combined for the year ended January 31, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

See accompanying notes

23

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2019, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Crescent Short Duration High Income Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended January 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

Class	Eligible Investors	Minimum Initial Investments
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid monthly and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of January 31, 2019, based on management’s evaluation of the shareholder account base, two accounts have been identified as representing an unaffiliated significant ownership of approximately 41% of the Fund’s outstanding shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Crescent Capital Group LP (the “Sub-Advisor”) Sub-Advisor pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedules:

First $250 million	0.40%
Next $750 million	0.35%
Over $1 billion	0.30%

The Management and Sub-Advisory Fees paid by the Fund during the year ended January 31, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$313,826
Sub-Advisor Fees	0.40%	359,713

Total	0.75%	$673,539

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended January 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Crescent Short Duration High Income	$11,925

As of January 31, 2019, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Crescent Short Duration High Income	$841

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2019, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Crescent Short Duration High Income	$3,955

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2019, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended January 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2018 - 1/31/2019	Reimbursed Expenses	(Recouped) Expenses
Crescent Short Duration High Income	Institutional	0.85%	$188,151	$-	2022
Crescent Short Duration High Income	Y	0.95%	9,537	-	2022
Crescent Short Duration High Income	Investor	1.23%	7,977	-	2022
Crescent Short Duration High Income	A	1.25%	1,882	-	2022
Crescent Short Duration High Income	C	2.00%	900	-	2022

Of these amounts, $44,017 was disclosed as a receivable from the Manager to the Fund on the Statement of Assets and Liabilities at January 31, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Fund did not

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Crescent Short Duration High Income	$-	$201,928	$-	2020
Crescent Short Duration High Income	-	175,701	-	2021

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Fund’s distributor and principal underwriter of the Fund’s shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allocate to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allocated to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Fund’s Distributor, formerly Foreside, may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended January 31, 2019, there were no sales commissions collected by Foreside and RID for Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2019, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended January 31, 2019, there were no CDSC fees collected by Foreside and RID for Class C Shares of the Fund.

29

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

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American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

4.  Securities and Other Investments

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates.

The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. A Fund may acquire bank and senior loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statement of Assets and Liabilities and Statement of Operations.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a

33

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Floating Rate Loan Interest

The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

34

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statement of Assets and Liabilities and Statement of Operations.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal.

35

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended January 31, 2019 are disclosed in the Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have

36

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

37

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

Liquidity Risk

The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and

38

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

39

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended January 31, 2019	Year Ended January 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$4,264,570	$3,407,440
Y Class	248,726	295,367
Investor Class	34,886	86,903
A Class	65,085	72,041
C Class	21,512	21,430

Total distributions paid	$4,634,779	$3,883,181

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2019, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Crescent Short Duration High Income	$89,372,515	$397,429	$(2,249,440)	$(1,852,011)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Crescent Short Duration High Income	$(1,852,011)	$5,879	$-	$(4,262,211)	$(2,156)	$(6,110,499)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital losses and dividends payable.

40

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences as of January 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Crescent Short Duration High Income	$-	$-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2019, the Fund had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Crescent Short Duration High Income	$2,052,155	$2,210,056

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Crescent Short Duration High Income	$77,135,403	$72,024,867

A summary of the Fund’s transactions in the USG Select Fund for the year ended January 31, 2019 were as follows:

Fund	Type of Transaction	January 31, 2018 Shares/Fair Value	Purchases	Sales	January 31, 2019 Shares/Fair Value	Dividend Income
Crescent Short Duration High Income	Direct	$2,182,064	$52,828,960	$51,266,346	$3,744,678	$69,897

8.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

41

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended January 31, 2019, the Fund did not utilize this facility.

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	872,633	$8,204,743	3,035,175	$29,281,462
Reinvestment of dividends	458,266	4,263,813	353,215	3,406,053
Shares redeemed	(468,729)	(4,349,929)	(536,404)	(5,189,606)

Net increase in shares outstanding	862,170	$8,118,627	2,851,986	$27,497,909

	Y Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	106,191	$993,231	216,234	$2,083,182
Reinvestment of dividends	25,164	234,241	29,095	280,460
Shares redeemed	(268,217)	(2,513,830)	(283,003)	(2,725,395)

Net (decrease) in shares outstanding	(136,862)	$(1,286,358)	(37,674)	$(361,753)

	Investor Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	49	$451	28,126	$271,672
Reinvestment of dividends	3,738	34,885	7,617	73,541
Shares redeemed	(42,354)	(397,712)	(211,566)	(2,043,360)

Net (decrease) in shares outstanding	(38,567)	$(362,376)	(175,823)	$(1,698,147)

	A Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	706,492	$6,385,353	83,232	$802,939
Reinvestment of dividends	6,212	57,728	6,732	64,862
Shares redeemed	(697,093)	(6,279,757)	(41,404)	(399,151)

Net increase in shares outstanding	15,611	$163,324	48,560	$468,650

42

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

January 31, 2019

	C Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	89,689	$810,176	29,843	$286,837
Reinvestment of dividends	2,148	19,943	1,959	18,890
Shares redeemed	(82,017)	(750,011)	(20,299)	(195,778)

Net increase in shares outstanding	9,820	$80,108	11,503	$109,949

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

43

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,				October 1, 2014A to January 31,

	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.59	$9.64	$9.01	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.48	0.47	0.46	0.47	0.16
Net gains (losses) on investments (both realized and unrealized)	(0.43)	(0.05)	0.63	(0.67)	(0.32)

Total income (loss) from investment operations	0.05	0.42	1.09	(0.20)	(0.16)

Less distributions:
Dividends from net investment income	(0.48)	(0.47)	(0.46)	(0.47)	(0.16)
Distributions from net realized gains	-	-	-	-	-

Total distributions	(0.48)	(0.47)	(0.46)	(0.47)	(0.16)

Net asset value, end of period	$9.16	$9.59	$9.64	$9.01	$9.68

Total returnB	0.60%	4.45%	12.38%	(2.23)%	(1.65	)%C

Ratios and supplemental data:
Net assets, end of period	$83,303,910	$78,914,147	$51,834,666	$36,971,459	$33,903,138
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.07%	1.26%	1.27%	2.24	%D
Expenses, net of reimbursements	0.85%	0.85%	0.85%	0.85%	0.85	%D
Net investment income, before expense reimbursements	4.92%	4.66%	4.51%	4.41%	3.37	%D
Net investment income, net of reimbursements	5.15%	4.89%	4.93%	4.83%	4.76	%D
Portfolio turnover rate	84%	75%	95%	72%	31	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

44

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,				October 1, 2014A to January 31,

	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.58	$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.49	0.46	0.45	0.46	0.15
Net gains (losses) on investments (both realized and unrealized)	(0.45)	(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	0.04	0.41	1.08	(0.22)	(0.17)

Less distributions:
Dividends from net investment income	(0.47)	(0.46)	(0.45)	(0.46)	(0.15)
Distributions from net realized gains	-	-	-	-	-

Total distributions	(0.47)	(0.46)	(0.45)	(0.46)	(0.15)

Net asset value, end of period	$9.15	$9.58	$9.63	$9.00	$9.68

Total returnB	0.49%	4.33%	12.27%	(2.39)%	(1.68	)%C

Ratios and supplemental data:
Net assets, end of period	$4,369,096	$5,883,759	$6,277,416	$8,481,991	$98,343
Ratios to average net assets:
Expenses, before reimbursements	1.14%	1.14%	1.36%	1.29%	7.71	%D
Expenses, net of reimbursements	0.95%	0.95%	0.95%	0.95%	0.95	%D
Net investment income (loss), before expense reimbursements	4.84%	4.59%	4.42%	4.80%	(2.11	)%D
Net investment income, net of reimbursements	5.03%	4.78%	4.83%	5.14%	4.64	%D
Portfolio turnover rate	84%	75%	95%	72%	31	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

45

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,				October 1, 2014A to January 31,

	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.59	$9.64	$9.01	$9.69	$10.00

Income (loss) from investment operations:
Net investment income	0.45	0.44	0.43	0.44	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.43)	(0.06)	0.63	(0.68)	(0.31)

Total income (loss) from investment operations	0.02	0.38	1.06	(0.24)	(0.17)

Less distributions:
Dividends from net investment income	(0.44)	(0.43)	(0.43)	(0.44)	(0.14)
Distributions from net realized gains	-	-	-	-	-

Total distributions	(0.44)	(0.43)	(0.43)	(0.44)	(0.14)

Net asset value, end of period	$9.17	$9.59	$9.64	$9.01	$9.69

Total returnB	0.28%	4.04%	11.96%	(2.67)%	(1.67	)%C

Ratios and supplemental data:
Net assets, end of period	$582,797	$979,646	$2,679,338	$3,560,159	$189,898
Ratios to average net assets:
Expenses, before reimbursements	2.31%	1.39%	1.56%	1.46%	6.21	%D
Expenses, net of reimbursements	1.23%	1.23%	1.23%	1.23%	1.23	%D
Net investment income (loss), before expense reimbursements	3.66%	4.33%	4.22%	4.44%	(0.41	)%D
Net investment income, net of reimbursements	4.74%	4.49%	4.55%	4.68%	4.57	%D
Portfolio turnover rate	84%	75%	95%	72%	31	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

46

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,				October 1, 2014A to January 31,

	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.58	$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.43	0.43	0.43	0.43	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.43)	(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	-	0.38	1.06	(0.25)	(0.18)

Less distributions:
Dividends from net investment income	(0.44)	(0.43)	(0.43)	(0.43)	(0.14)
Distributions from net realized gains	-	-	-	-	-

Total distributions	(0.44)	(0.43)	(0.43)	(0.43)	(0.14)

Net asset value, end of period	$9.14	$9.58	$9.63	$9.00	$9.68

Total returnB	0.02%	4.02%	11.94%	(2.71)%	(1.78	)%C

Ratios and supplemental data:
Net assets, end of period	$1,710,171	$1,642,414	$1,183,362	$1,033,329	$98,255
Ratios to average net assets:
Expenses, before reimbursements	1.39%	1.46%	1.66%	1.55%	7.97	%D
Expenses, net of reimbursements	1.25%	1.25%	1.25%	1.25%	1.25	%D
Net investment income (loss), before expense reimbursements	4.48%	4.26%	4.13%	4.28%	(2.37	)%D
Net investment income, net of reimbursements	4.62%	4.47%	4.54%	4.59%	4.36	%D
Portfolio turnover rate	84%	75%	95%	72%	31	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

47

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,				October 1, 2014A to January 31,

	2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.58	$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.37	0.36	0.35	0.36	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.42)	(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	(0.05)	0.31	0.98	(0.32)	(0.20)

Less distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.36)	(0.12)
Distributions from net realized gains	-	-	-	-	-

Total distributions	(0.37)	(0.36)	(0.35)	(0.36)	(0.12)

Net asset value, end of period	$9.16	$9.58	$9.63	$9.00	$9.68

Total returnB	(0.49)%	3.24%	11.10%	(3.40)%	(2.03	)%C

Ratios and supplemental data:
Net assets, end of period	$602,096	$535,826	$427,829	$456,828	$97,911
Ratios to average net assets:
Expenses, before reimbursements	2.17%	2.21%	2.41%	2.36%	8.70	%D
Expenses, net of reimbursements	2.00%	2.00%	2.00%	2.00%	2.00	%D
Net investment income (loss), before expense reimbursements	3.86%	3.51%	3.37%	3.76%	(3.12	)%D
Net investment income, net of reimbursements	4.03%	3.71%	3.78%	4.12%	3.59	%D
Portfolio turnover rate	84%	75%	95%	72%	31	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

48

American Beacon Crescent Short Duration High Income FundSM

Federal Tax Information

January 31, 2019 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended January 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Fund designated the following items with regard to distributions paid during the fiscal year ended January 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Crescent Short Duration High Income	0.00%

Qualified Dividend Income:

Crescent Short Duration High Income	0.00%

Long-Term Capital Gain Distributions:

Crescent Short Duration High Income	$-

Short-Term Capital Gain Distributions:

Crescent Short Duration High Income	$-

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

49

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; Director, Chairman and CEO, Resolute Topco, Inc. (2015-Present), President (2015-2018); Director, Chairman and CEO, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present), President (2015-2018); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2015-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); President,

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018; Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Vice President (2017-2018); Senior Vice President, Resolute Investment Services, Inc. (2017-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (57)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Treasurer, American Beacon Select Funds (2010-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018, Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018), Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

54

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

55

American Beacon FundsSM

Privacy Policy

January 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

56

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Crescent Short Duration High Income Fund are service marks of American Beacon Advisors, Inc.

AR 1/19

American Beacon® FUNDS

2019 ANNUAL REPORT

January 31, 2019

FRONTIER MARKETS INCOME FUND

GLG TOTAL RETURN FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on “Quick Links” and then “Register for E-Delivery.”

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

FRONTIER MARKETS INCOME FUND

Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

GLG TOTAL RETURN FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

The market volatility of December 2018 – a month in which all major U.S. equity indexes declined and the year ended in negative territory – serves as a prime example of the importance of having a long-term investment perspective.

While long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶  Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Global Fixed-Income Market Overview

January 31, 2019 (Unaudited)

The major emerging- and frontier-market fixed-income indexes ended the period relatively unchanged; however, the path during the year was tumultuous as significant volatility overtook the markets. Hard-currency, emerging-market bonds generally performed better than local-currency and frontier-market securities as investors flocked to safe-haven regions and currencies such as the U.S. dollar. While the U.S. markets were relatively stable until the fourth quarter of 2018, emerging and frontier markets experienced weakness throughout the year.

The general themes that sparked concern were trade tariffs, slowing Chinese and European economic growth, and a Federal Reserve (“the Fed”) intent on raising interest rates. Sentiment leading into 2018 was generally quite positive and continued the trend of strong performance from the preceding two years; however, as concerns mounted, investors finally pulled back.

Emerging and frontier market currencies began to weaken in early 2018 and finished the period down more than 10%, according to the JP Morgan Emerging Market Currency Index. Peak to trough, the index was down more than 15%. Certain countries in Latin America and Sub-Saharan Africa posted even larger losses as investors fled to higher-quality regions. Likewise, credit spreads widened 0.9% during the period, and 1.6% peak to trough.

Interestingly, while the sell-off took place over much of the year, markets bounced back sharply in late 2018 into 2019 leaving several markets nearly unchanged by period end. The JP Morgan Emerging Market Bond Global Diversified Index (hard currency) ended the period with a 0.0% total return, after being down more than 6%. The JP Morgan Government Bond Index – Emerging Markets (local currency) ended the period with a -5.8% total return, after being down more than 16%.

While lower valuations drew some investors back into the markets, the headwinds of early 2018 also began to abate. There were signs of thawing in the tariff disputes. The Fed indicated that it would pause its interest-rate hikes, and the European Central Bank noted its fragile economy as well. China also attempted to project determination in addressing its weakness. With fewer headwinds, investors moved back into emerging-market bonds and pushed many indexes nearly back up to their peaks.

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2019 (Unaudited)

The Investor Class of the American Beacon Frontier Markets Income Fund (the “Fund”) returned -1.84% for the twelve-month period ending January 31, 2019. The Fund underperformed the JPMorgan EMBI Global Diversified Index (the “Index”) (hard currency) return of 0.01% for the period. For additional comparison, the JPMorgan GBI-EM Global Diversified Index (local currency) returned -5.33%.

Comparison of Change in Value of a $10,000 Investment for the period from 2/25/2014 through 1/31/2019

Total Returns for the Period ended January 31, 2019

	Ticker	1 Year	3 Years	Since Inception (2/25/2014)	Value of $10,000 2/25/2014- 1/31/2019
Institutional Class (1,3)	AGEIX	(1.58)%	9.72%	4.92%	$12,672
Y Class (1,3)	AGEYX	(1.65)%	9.60%	4.82%	$12,614
Investor Class (1,3)	AGEPX	(1.84)%	9.33%	4.55%	$12,453
A without Sales Charge (1,3)	AGUAX	(2.09)%	9.23%	4.48%	$12,411
A with Sales Charge (1,3)	AGUAX	(6.75)%	7.47%	3.45%	$11,820
C without Sales Charge (1,3)	AGECX	(2.64)%	8.49%	3.71%	$11,970
C with Sales Charge (1,3)	AGECX	(3.64)%	8.49%	3.71%	$11,970

JPMorgan EMBI Global Diversified Index (2)		0.01%	6.74%	5.46%	$12,995

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Institutional Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, and waived in 2017 and 2018. Performance prior to waiving fees was lower than actual returns shown through 2015 and in 2017 and 2018. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2015 and for 2017. A portion of fees charged to the Y Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, and waived in 2017 and 2018. Performance prior to waiving fees was lower than

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2019 (Unaudited)

actual returns shown through 2015 and in 2017 and 2018. A portion of fees charged to the A Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2018 and 2019. Performance prior to waiving fees was lower than actual returns shown through 2015 and in 2017. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017 and was partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2017. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The JPMorgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.19%, 1.27%, 1.43%, 1.50% and 2.31%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Global markets witnessed a pickup in volatility over the year as trade tensions mounted and talks between the world’s two largest economies, the United States and China, took many twists and turns. Investors were concerned that the global economy was not on solid footing and that the previous period of synchronized growth had dissipated. Furthermore, the U.S. Federal Reserve (“Fed”) continued its path of tightening monetary policy. In this environment, Frontier markets were not immune as performance was down for the year. Commodity-exporting countries were impacted by price declines, and in the latter half of 2018, oil prices tanked as the market selloff was relentless for risk assets. At the turn of the new year, however, sentiment quickly improved, and markets rallied into period end coinciding with dovish comments from the Fed chairman.

The largest detractors in the Fund during the period were local currency bonds in Argentina and Zambia. In Argentina, the peso suffered significant depreciation as investors lost confidence in the country’s fiscal and monetary policies. The International Monetary Fund (“IMF”) stepped in to offer financial support, but the market’s pessimism continued as the crisis manifested into an increased credit line from the IMF. Near period end, the situation improved as monetary policy stabilized and the currency rebounded off its lows.

In Zambia, local-currency bonds declined when investors became concerned about the country’s increasing debt load, which was then compounded by credit rating downgrades from Moody’s and Standard & Poor’s. The securities bounced back toward the end of the period as investors sensed that authorities were getting the fiscal and debt management situations under control.

The Fund’s largest contributors to performance over the period were positions in the local currency bonds of Kenya and Egypt. In Kenya, the bonds were steady producers as the shilling remained stable allowing the Fund to capture interest income. In Egypt, the high yield and low duration of the bonds provided solid returns over the course of the year.

The Fund’s sub-advisors continue to utilize both top-down and bottom-up inputs to identify the best relative opportunities across the evolving frontier market spectrum to benefit performance over the long term.

Top Ten Holdings (% Net Assets)
Kenya Infrastructure Bond, 12.500%, Due 1/10/2033		2.1
Angolan Government International Bond, 9.500%, Due 11/12/2025		2.0
Angolan Government International Bond, 8.250%, Due 5/9/2028		1.8
Nigeria Government Bond, 16.288%, Due 3/17/2027		1.7
Argentina Treasury Bill, 38.30% Due 6/28/2019		1.5
Dominican Republic International Bond, 11.500%, Due 5/10/2024		1.5
Ivory Coast Government International Bond, 5.750%, Due 12/31/2032		1.5
Mongolia Government International Bond, 8.750%, Due 3/9/2024		1.5
Republic of Cameroon International Bond, 9.500%, Due 11/19/2025		1.5
Ghana Government Bond, 16.500%, Due 3/22/2021		1.4

Total Fund Holdings	185

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2019 (Unaudited)

Top Ten Country Weightings (% Investments)
Nigeria	5.3
Ghana	5.2
Angola	5.1
Argentina	5.1
Egypt	4.9
Kenya	4.8
Ukraine	4.8
Zambia	4.4
Ivory Coast	4.2
Sri Lanka	4.2

Sector Allocation (% Investments)
Foreign Sovereign Obligations	82.4
Credit-Linked Notes	15.4
Communications	0.7
Diversified	0.4
Consumer, Non-Cyclical	0.3
Energy	0.3
Financial	0.3
Basic Materials	0.2

American Beacon Frontier Markets Income FundSM

Performance Overview

January 31, 2019 (Unaudited)

Country Allocation (% Investments)
Nigeria	5.3
Ghana	5.2
Angola	5.1
Argentina	5.1
Egypt	4.9
Kenya	4.8
Ukraine	4.8
Zambia	4.4
Ivory Coast	4.2
Sri Lanka	4.2
Dominican Republic	3.5
Uganda	3.5
Iraq	3.3
Uruguay	3.2
Ecuador	3.0
Supranational	3.0
Senegal	2.9
Costa Rica	2.7
Mongolia	2.5
Mozambique	2.4
Netherlands	1.9
Nicaragua	1.8
Cameroon	1.7
Kyrgyzstan	1.7
Tajikistan	1.6
Gabon	1.3
Georgia	1.2
Kazakhstan	1.1
Belarus	1.0
Ethiopia	1.0
Papua New Guinea	1.0
Tunisia	1.0
Azerbaijan	0.8
Paraguay	0.7
Suriname	0.6
El Salvador	0.4
Malawi	0.4
Gambia	0.3
Rwanda	0.3
Tanzania, Republic of	0.3
Belize	0.2
Mauritius	0.2
Pakistan	0.2
United Kingdom	0.2
Albania	0.1
Armenia	0.1
Bosnia & Herzegovina	0.1
Bahrain	0.1
Bangladesh	0.1
Canada	0.1
Honduras	0.1
Jamaica	0.1
Lebanon	0.1
Luxembourg	0.1
Venezuela	0.1

American Beacon GLG Total Return FundSM

Performance Overview

January 31, 2019 (Unaudited)

The Investor Class of the American Beacon GLG Total Return Fund (the “Fund”) returned -0.04% for the twelve-month period ended January 31, 2019. The Fund underperformed the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (the “Index”) return of 2.21% for the same period. For additional comparison, the JP Morgan EMBI Global Index (hard currency) returned -0.20%, and the JP Morgan GBI-EM Global Diversified Index (local currency) returned -5.33%.

Comparison of Change in Value of a $10,000 Investment for the period from 5/20/2016 through 1/31/2019

Total Returns for the Period ended January 31, 2019

	Ticker	1 Year	Since Inception (5/20/2016)	Value of $10,000 5/20/2016- 1/31/2019
Institutional Class (1,3)	GLGIX	0.47%	2.81%	$10,777
Y Class (1,3)	GLGYX	0.17%	2.60%	$10,719
Investor Class (1,3)	GLGPX	(0.04)%	2.35%	$10,647
A without Sales Charge (1,3)	GLGAX	(0.04)%	2.31%	$10,637
A Class with Sales Charge (1,3)	GLGAX	(4.79)%	0.48%	$10,131
C without Sales Charge (1,3)	GLGCX	(0.69)%	1.58%	$10,434
C Class with Sales Charge (1,3)	GLGCX	(1.69)%	1.58%	$10,434
Ultra Class (1,3)	GLGUX	0.47%	2.83%	$10,784

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (2)		2.21%	1.43%	$10,391
JPMorgan EMBI Global Index (2)		(0.20)%	4.44%	$11,246

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Investor and Ultra Classes of the Fund has been waived since Fund inception.

American Beacon GLG Total Return FundSM

Performance Overview

January 31, 2019 (Unaudited)

Performance prior to waiving fees was lower than actual returns shown since inception. A portion of fees charged to the Institutional, A and C Classes of the Fund were waived from Fund inception to 2017 and partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2017. A portion of fees charged to the Y Class of the Fund was waived from Fund inception through 2017 and partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2017. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London Interbank Offered Rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The JPMorgan EMBI Global Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and Ultra Class shares were 1.04%, 1.19%, 2.10%, 1.43%, 2.18% and 1.08%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Emerging-market debt had a difficult year as investors became concerned about global economic trends and reallocated into safe-haven countries and currencies. It was the environment the Fund had been anticipating since early-2017 when valuations first became stretched and investor exposures crowded. The Fund’s exposures to emerging markets were significantly reduced, although it did hold higher-quality, short-duration sovereign and quasi-sovereign bonds denominated in U.S. dollars to generate income as it awaited the correction.

During the period, the Fund was short a variety of local currencies including the Brazilian peso, Indonesian rupiah and South African rand. The Fund was also short credit exposure to countries including Brazil, Argentina, Colombia, Indonesia, South Africa, Lebanon and Russia, among others, as spreads became too narrow.

Investor positions in emerging market credit were overweight since 2017, yet fundamentals in many countries were weakening (including current account balances, inflation expectations, currency valuations, and fiscal deficits). Credit spreads also had become historically narrow as investors searched for yield in the low-yielding environment. Finally, during the period, the Fund’s positions began to add value as investors withdrew assets from risk sectors and reconsidered their outlook towards global economic growth. Local currency bonds fared the worst during the period.

Given the magnitude of the correction, investors were lured back into the markets in January 2019 looking for discounts. Several of the worst-impacted sectors bounced back firmly salvaging their returns for the period, but many others were still down materially from their peaks. The subadvisor maintained a cautious outlook towards the market at period end.

The subadvisor has maintained a consistent top-down and bottom-up approach towards the markets since the Fund’s inception and seeks to generate attractive long-term results with lower volatility than that of the emerging markets over a full market cycle.

Top Ten Holdings (% Net Assets)
U.S. Treasury Bills, 2.472%, Due 7/18/2019		36.8
U.S. Treasury Bills, 2.427%, Due 6/27/2019		13.8
U.S. Treasury Bills, 2.304%, Due 2/14/2019		12.8
U.S. Treasury Bills, 2.379%, Due 3/28/2019		12.7
U.S. Treasury Bills, 2.454%, Due 4/25/2019		6.0
Republic of South Africa Government International Bond, 6.875%, Due 5/27/2019		2.3
Republic of South Africa Government International Bond, 5.500%, Due 3/9/2020		1.8
Argentine Republic Government International Bond, 6.875%, Due 4/22/2021		1.4
U.S. Treasury Bills, 2.466%, Due 5/16/2019		1.3
Petroleos Mexicanos, 6.000%, Due 3/5/2020		1.3

Total Fund Holdings	12

American Beacon GLG Total Return FundSM

Performance Overview

January 31, 2019 (Unaudited)

		Fund	[1]
Sector Exposures (%)	Long/(Short)
Foreign Sovereign		7.7
Argentina	1.4
South Africa	4.1
Indonesia	1.1
Brazil	0.2
Columbia	0.9
Foreign Corporate Obligations		3.5
Energy	2.4
Financial	1.1
Cash & Cash Equivalent		85.4

U.S. dollar denominated.

[1]	Percentages represent the Fund’s risk-based, notional exposure as a percentage of the Fund’s total net assets. This table does not include derivative instruments in the sector analysis.

Country Allocation (% Investments)
United States	88.4
South Africa	4.3
Argentina	1.4
Mexico	1.3
British Virgin Islands	1.2
Indonesia	1.2
India	1.1
Colombia	0.9
Brazil	0.2

American Beacon FundsSM

Expense Examples

January 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2018 through January 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

January 31, 2019 (Unaudited)

American Beacon Frontier Markets Income Fund

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/2019	Expenses Paid During Period 8/1/2018-1/31/2019*
Institutional Class
Actual	$1,000.00	$1,000.30	$6.20
Hypothetical**	$1,000.00	$1,019.01	$6.26
Y Class
Actual	$1,000.00	$998.70	$6.85
Hypothetical**	$1,000.00	$1,018.35	$6.92
Investor Class
Actual	$1,000.00	$997.60	$8.71
Hypothetical**	$1,000.00	$1,016.48	$8.79
A Class
Actual	$1,000.00	$997.10	$9.56
Hypothetical**	$1,000.00	$1,015.63	$9.65
C Class
Actual	$1,000.00	$993.80	$12.21
Hypothetical**	$1,000.00	$1,012.96	$12.33

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.23%, 1.36%, 1.73%, 1.90%, and 2.43% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon GLG Total Return Fund

	Beginning Account Value 8/1/2018	Ending Account Value 1/31/2019	Expenses Paid During Period 8/1/2018-1/31/2019*
Institutional Class
Actual	$1,000.00	$973.20	$5.27
Hypothetical**	$1,000.00	$1,019.86	$5.40
Y Class
Actual	$1,000.00	$972.00	$5.77
Hypothetical**	$1,000.00	$1,019.36	$5.90
Investor Class
Actual	$1,000.00	$970.70	$7.15
Hypothetical**	$1,000.00	$1,017.95	$7.32
A Class
Actual	$1,000.00	$969.80	$7.25
Hypothetical**	$1,000.00	$1,017.85	$7.43
C Class
Actual	$1,000.00	$967.00	$10.96
Hypothetical**	$1,000.00	$1,014.07	$11.22
Ultra Class
Actual	$1,000.00	$973.20	$4.77
Hypothetical**	$1,000.00	$1,020.37	$4.89

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.06%, 1.16%, 1.44%, 1.46%, 2.21%, and 0.96% for the Institutional, Y, Investor, A, C, and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Frontier Markets Income Fund and American Beacon GLG Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Frontier Markets Income Fund and American Beacon GLG Total Return Fund (two of the series constituting American Beacon Funds, referred to hereafter as the “Funds”) as of January 31, 2019, the related statements of operations for the year ended January 31, 2019, the statements of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of January 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended January 31, 2019 and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Financial Highlights
American Beacon Frontier Markets Income Fund	Each of the three years in the period ended January 31, 2019

American Beacon GLG Total Return Fund	Period May 20, 2016 (commencement of operations) through January 31, 2017 and the two years in the period ended January 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

With respect to the American Beacon Frontier Markets Income Fund, the financial statements as of and for the year ended January 31, 2016 and the financial highlights for each of the periods ended on or prior to January 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated March 31, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Dallas, TX

March 27, 2019

We have served as the auditor of one or more investment companies in the American Beacon Funds since 2016.

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Albania - 0.08% (Cost $223,523)

Foreign Sovereign Obligations - 0.08%
Republic of Albania, 3.500%, Due 10/9/2025A	EUR	194,000	$223,718

Angola - 4.48%

Credit-Linked Notes - 0.34%
Republic of Angola (Issuer Aurora Australis B.V.), 8.032%, Due 12/19/2023, (6-mo. USD LIBOR + 6.250%)B C		$937,500	943,617

Foreign Sovereign Obligations - 4.14%
Angolan Government International Bond,
9.500%, Due 11/12/2025C		4,950,000	5,519,121
8.250%, Due 5/9/2028C		4,730,000	4,870,765
9.375%, Due 5/8/2048C		985,000	1,038,407

Total Foreign Sovereign Obligations			11,428,293

Total Angola (Cost $11,874,757)			12,371,910

Argentina - 4.50%

Foreign Sovereign Obligations - 4.50%
Argentina Bonar Bonds,
49.137%, Due 3/11/2019, (BADLARP Index + 2.500%)B	ARS	50,441,687	1,366,564
48.797%, Due 3/1/2020, (BADLARP Index + 3.250%)B	ARS	4,500,000	123,742
47.686%, Due 4/3/2022, (BADLARP Index + 2.000%)B	ARS	42,100,000	1,146,398
Argentina POM Politica Monetaria, 56.472%, Due 6/21/2020, Series POMD	ARS	22,800,000	671,831
Argentina Treasury Bill, 38.30%, Due 6/28/2019, Series 0000G	ARS	150,000,000	4,126,254
Argentine Bonos del Tesoro,
18.200%, Due 10/3/2021	ARS	11,600,000	254,740
16.000%, Due 10/17/2023	ARS	16,250,000	386,713
Argentine Republic Government International Bond, 6.875%, Due 1/11/2048		3,400,000	2,601,000
Provincia de Buenos Aires,
51.031%, Due 5/31/2022, (BADLARP Index + 3.830%)B	ARS	35,000,000	901,882
49.156%, Due 4/12/2025, (BADLARP Index + 3.750%)A B C	ARS	33,000,000	837,092

Total Foreign Sovereign Obligations			12,416,216

Total Argentina (Cost $16,359,607)			12,416,216

Armenia - 0.08% (Cost $211,675)

Credit-Linked Notes - 0.08%
Republic of Armenia International Bond, 7.150%, Due 3/26/2025C		200,000	216,283

Azerbaijan - 0.73% (Cost $2,000,000)

Credit-Linked Notes - 0.73%
Republic of Azerbaijan (Issuer Frontera Capital B.V.), 14.000%, Due 3/30/2020, Series BA D		2,000,000	2,012,591

Bahrain - 0.10% (Cost $253,753)

Foreign Corporate Obligations - 0.10%
Oil and Gas Holding Co. BSCC, 7.625%, Due 11/7/2024A		250,000	265,236

Bangladesh - 0.09% (Cost $251,971)

Foreign Corporate Obligations - 0.09%
Banglalink Digital Communications Ltd., 8.625%, Due 5/6/2019C		250,000	251,275

Belarus - 0.90%

Foreign Sovereign Obligations - 0.90%
Republic of Belarus International Bond,
6.875%, Due 2/28/2023C		1,710,000	1,765,438
7.625%, Due 6/29/2027C		685,000	717,195

Total Foreign Sovereign Obligations			2,482,633

Total Belarus (Cost $2,460,950)			2,482,633

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Belize - 0.17% (Cost $500,210)

Foreign Sovereign Obligations - 0.17%
Belize Government International Bond, 4.938%, Due 2/20/2034C E		$850,000	$471,750

Bosnia & Herzegovina - 0.05% (Cost $160,992)

Foreign Sovereign Obligations - 0.05%
Bosnia & Herzegovina Government International Bond, 0.500%, Due 12/20/2021, Series B, (6-mo. EUR LIBOR + 0.813%)B C F	EUR	250,000	129,605

Cameroon, United Republic Of - 1.52% (Cost $4,205,431)

Foreign Sovereign Obligations - 1.52%
Republic of Cameroon International Bond, 9.500%, Due 11/19/2025C		3,930,000	4,203,528

Canada - 0.07% (Cost $195,266)

Foreign Corporate Obligations - 0.07%
First Quantum Minerals Ltd., 7.250%, Due 5/15/2022C		200,000	197,000

Costa Rica - 2.36%

Foreign Corporate Obligations - 0.09%
Autopistas del Sol S.A., 7.375%, Due 12/30/2030C		275,370	254,028

Foreign Sovereign Obligations - 2.27%
Costa Rica Government International Bond,
4.250%, Due 1/26/2023C		280,000	258,300
8.050%, Due 9/18/2024C	CRC	950,000,000	1,368,256
9.660%, Due 9/30/2026C	CRC	2,250,000,000	3,525,140
10.580%, Due 9/26/2029C	CRC	800,000,000	1,126,297

Total Foreign Sovereign Obligations			6,277,993

Total Costa Rica (Cost $7,523,864)			6,532,021

Dominican Republic - 3.12%

Foreign Sovereign Obligations - 3.12%
Dominican Republic Bond, 10.500%, Due 4/7/2023C	DOP	57,000,000	1,132,338
Dominican Republic International Bond,
8.900%, Due 2/15/2023C	DOP	173,000,000	3,310,852
11.500%, Due 5/10/2024C	DOP	200,000,000	4,173,418

Total Foreign Sovereign Obligations			8,616,608

Total Dominican Republic (Cost $9,377,791)			8,616,608

Ecuador - 2.64%

Foreign Sovereign Obligations - 2.64%
Ecuador Government International Bond,
10.500%, Due 3/24/2020C		700,000	728,490
10.500%, Due 3/24/2020C		830,000	863,781
10.750%, Due 3/28/2022C		470,000	496,649
8.750%, Due 6/2/2023C		660,000	653,862
7.950%, Due 6/20/2024C		1,000,000	947,700
9.650%, Due 12/13/2026C		1,550,000	1,515,435
9.625%, Due 6/2/2027C		500,000	486,850
8.875%, Due 10/23/2027C		1,200,000	1,120,440
10.750%, Due 1/31/2029, Series 144AA		400,000	408,120
EP PetroEcuador via Noble Sovereign Funding I Ltd., 8.443%, Due 9/24/2019, (3-mo. USD LIBOR + 5.630%)B C		78,947	78,908

Total Foreign Sovereign Obligations			7,300,235

Total Ecuador (Cost $7,581,357)			7,300,235

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Egypt - 4.37%

Foreign Sovereign Obligations - 4.37%
Egypt Government Bond,
17.180%, Due 5/9/2027, Series 10YR	EGP	14,500,000	$791,128
15.700%, Due 11/7/2027, Series 10YR	EGP	10,000,000	509,042
Egypt Treasury Bills,
16.480%, Due 3/5/2019, Series 364D	EGP	20,000,000	1,116,331
19.700%, Due 4/2/2019, Series 364D	EGP	31,000,000	1,706,908
19.501%, Due 4/30/2019, Series 364D	EGP	23,000,000	1,248,844
19.400%, Due 12/10/2019, Series 364D	EGP	58,000,000	2,844,421
17.951%, Due 1/21/2020, Series 364D	EGP	80,000,000	3,854,367

Total Foreign Sovereign Obligations			12,071,041

Total Egypt (Cost $11,902,016)			12,071,041

El Salvador - 0.37%

Foreign Sovereign Obligations - 0.37%
El Salvador Government International Bond,
5.875%, Due 1/30/2025C		$750,000	713,685
6.375%, Due 1/18/2027C		320,000	305,200

Total Foreign Sovereign Obligations			1,018,885

Total El Salvador (Cost $1,002,970)			1,018,885

Ethiopia - 0.91% (Cost $2,480,809)

Foreign Sovereign Obligations - 0.91%
Ethiopia International Bond, 6.625%, Due 12/11/2024C		2,500,000	2,514,600

Gabon - 1.14%

Foreign Sovereign Obligations - 1.14%
Gabon Government International Bond,
6.375%, Due 12/12/2024C		2,380,000	2,274,328
6.950%, Due 6/16/2025C		900,000	864,000

Total Foreign Sovereign Obligations			3,138,328

Total Gabon (Cost $3,167,675)			3,138,328

Gambia - 0.25% (Cost $686,633)

Credit-Linked Notes - 0.25%
Republic of Gambia (Zambezi B.V.), 11.180%, Due 9/11/2020A D		686,701	678,324

Georgia - 1.07%

Credit-Linked Notes - 0.89%
Georgia Government (Issuer Frontera Capital B.V.), 10.000%, Due 8/4/2021C D		513,100	575,957
Georgia Government (Issuer Zambezi B.V.), 9.500%, Due 8/9/2022A		2,000,000	1,891,094

Total Credit-Linked Notes			2,467,051

Foreign Corporate Obligations - 0.18%
Bank of Georgia JSC, 11.000%, Due 6/1/2020C	GEL	1,300,000	489,642

Total Georgia (Cost $2,996,339)			2,956,693

Ghana - 4.58%

Credit-Linked Notes - 0.09%
Ghana Promissory Notes (Issuer Saderea DAC), 12.500%, Due 11/30/2026C		234,045	251,598

Foreign Sovereign Obligations - 4.49%
Ghana Government Bond,
16.500%, Due 3/22/2021, Series 3Y	GHS	20,900,000	3,988,272
24.750%, Due 7/19/2021, Series 5YR	GHS	5,300,000	1,168,363
18.750%, Due 1/24/2022, Series 5YR	GHS	2,000,000	395,180
18.250%, Due 7/25/2022, Series 5Y	GHS	11,225,000	2,174,771
16.500%, Due 2/6/2023, Series 5Y	GHS	8,200,000	1,488,603
19.000%, Due 11/2/2026, Series 10Y	GHS	15,875,000	2,962,088
Ghana Government International Bond, 10.750%, Due 10/14/2030C		200,000	235,100

Total Foreign Sovereign Obligations			12,412,377

Total Ghana (Cost $14,630,267)			12,663,975

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Honduras - 0.09% (Cost $247,128)

Foreign Corporate Obligations - 0.09%
Inversiones Atlantida S.A., 8.250%, Due 7/28/2022C		$240,000	$243,600

Iraq - 2.94%

Foreign Sovereign Obligations - 2.94%
Iraq International Bond,
6.752%, Due 3/9/2023C		3,080,000	3,070,637
5.800%, Due 1/15/2028C		1,750,000	1,654,607
5.800%, Due 1/15/2028C		3,600,000	3,403,764

Total Foreign Sovereign Obligations			8,129,008

Total Iraq (Cost $7,786,349)			8,129,008

Ivory Coast - 3.72%

Foreign Sovereign Obligations - 3.72%
Ivory Coast Government International Bond,
6.375%, Due 3/3/2028C		390,000	372,949
5.250%, Due 3/22/2030C	EUR	2,140,000	2,268,723
5.750%, Due 12/31/2032C E		4,543,100	4,184,286
5.750%, Due 12/31/2032C E		3,755,750	3,459,121

Total Foreign Sovereign Obligations			10,285,079

Total Ivory Coast (Cost $10,981,414)			10,285,079

Jamaica - 0.04%

Foreign Corporate Obligations - 0.04%
Digicel Group One Ltd., 8.250%, Due 12/30/2022A		73,000	60,225
Digicel Group Two Ltd., 8.250%, Due 9/30/2022A		130,000	69,550

Total Foreign Corporate Obligations			129,775

Total Jamaica (Cost $130,227)			129,775

Kazakhstan - 1.01%

Credit-Linked Notes - 1.01%
Development Bank of Kazakhstan JSC, 8.950%, Due 5/4/2023C	KZT	206,250,000	466,371
National Bank of Kazakhstan (Issuer Citigroup Global Markets Holdings, Inc.),
0.000%, Due 2/8/2019C G	KZT	124,000,000	325,022
0.000%, Due 3/15/2019C G	KZT	520,000,000	1,350,716
National Bank of Kazakhstan (Issuer ICBC Standard Bank PLC), 0.000%, Due 2/8/2019C G	KZT	250,000,000	649,467

Total Credit-Linked Notes			2,791,576

Total Kazakhstan (Cost $3,349,334)			2,791,576

Kenya - 4.28%

Foreign Sovereign Obligations - 4.28%
Kenya Government International Bond, 6.875%, Due 6/24/2024C		630,000	628,677
Kenya Infrastructure Bond,
12.000%, Due 9/18/2023, Series 12YR	KES	57,400,000	585,830
11.000%, Due 12/2/2024, Series 9YR	KES	75,000,000	728,354
12.500%, Due 5/12/2025, Series 9YR	KES	36,000,000	368,958
11.000%, Due 10/12/2026, Series 12YR	KES	74,650,000	718,814
12.000%, Due 10/6/2031, Series 15YR	KES	288,000,000	2,925,229
12.500%, Due 1/10/2033, Series 15YR	KES	571,000,000	5,865,699

Total Foreign Sovereign Obligations			11,821,561

Total Kenya (Cost $11,445,236)			11,821,561

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Kyrgyzstan - 1.51%

Credit-Linked Notes - 1.51%
Kyrgyz Republic (Issuer Frontera Capital B.V.), 8.000%, Due 1/31/2020A	KGS	132,958,171	$1,979,970
Kyrgyz Republic (Issuer Zambezi B.V.), 13.980%, Due 4/10/2028A	KGS	180,000,000	2,200,634

Total Credit-Linked Notes			4,180,604

Total Kyrgyzstan (Cost $4,336,065)			4,180,604

Lebanon - 0.12%

Foreign Sovereign Obligations - 0.12%
Lebanon Government International Bond,
5.500%, Due 4/23/2019, Series GMTN		$200,000	197,900
6.100%, Due 10/4/2022, Series EMTNC		140,000	121,708

Total Foreign Sovereign Obligations			319,608

Total Lebanon (Cost $321,012)			319,608

Luxembourg - 0.09% (Cost $254,714)

Foreign Corporate Obligations - 0.09%
Kernel Holding S.A., 8.750%, Due 1/31/2022C		250,000	247,550

Malawi - 0.39% (Cost $1,098,142)

Credit-Linked Notes - 0.39%
Republic of Malawi (Issuer Zambezi B.V.), 12.000%, Due 10/8/2020A		1,100,000	1,087,403

Mauritius - 0.19% (Cost $515,722)

Foreign Corporate Obligations - 0.19%
HTA Group Ltd., 9.125%, Due 3/8/2022C		500,000	515,100

Mongolia - 2.21%

Foreign Sovereign Obligations - 2.21%
Development Bank of Mongolia LLC,
7.250%, Due 10/23/2023A		200,000	200,100
7.250%, Due 10/23/2023C		725,000	725,363
Mongolia Government International Bond,
8.750%, Due 3/9/2024C		3,900,000	4,273,175
8.750%, Due 3/9/2024C		600,000	657,412
Trade & Development Bank of Mongolia LLC, 9.375%, Due 5/19/2020C		240,000	249,890

Total Foreign Sovereign Obligations			6,105,940

Total Mongolia (Cost $6,129,548)			6,105,940

Mozambique - 2.16%

Credit-Linked Notes - 1.53%
Mozambique Government Bonds (Issuer ICBC Standard Bank PLC),
1.000%, Due 4/23/2019D	MZN	20,100,000	87,827
27.000%, Due 2/26/2020	MZN	180,000,000	2,686,554
Republic of Mozambique (Issuer ICBC Standard Bank PLC), 19.000%, Due 3/28/2021A C D	MZN	90,500,000	1,441,146

Total Credit-Linked Notes			4,215,527

Foreign Sovereign Obligations - 0.63%
Mozambique International Bond, 10.500%, Due 1/18/2023C		1,900,000	1,748,304

Total Mozambique (Cost $6,270,170)			5,963,831

Netherlands - 1.69%

Foreign Corporate Obligations - 0.31%
Frontera Capital B.V., 8.000%, Due 5/26/2025	KGS	70,000,000	867,629

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Netherlands - 1.69% (continued)

Foreign Sovereign Obligations - 1.38%
Nederlandse Financierings Maatschappij voor Ontwikkelingslanden N.V.,
7.350%, Due 9/11/2020, Series EMTNC		$650,000	$609,175
0.000%, Due 4/6/2021, Series EMTND G		3,500,000	3,194,081

Total Foreign Sovereign Obligations			3,803,256

Total Netherlands (Cost $5,034,950)			4,670,885

Nicaragua - 1.63%

Credit-Linked Notes - 1.58%
Empresa Administadora de Aeropuertos Internacionales (Issuer Zambezi B.V.), 7.000%, Due 4/8/2024A D		2,000,000	1,892,367
Republic of Nicaragua (Issuer Zambezi B.V.), 6.750%, Due 8/5/2022A		2,400,000	2,471,302

Total Credit-Linked Notes			4,363,669

Foreign Sovereign Obligations - 0.05%
Nicaragua Government International Bond, 5.000%, Due 2/1/2019E		138,770	133,219

Total Nicaragua (Cost $4,538,454)			4,496,888

Nigeria - 4.69%

Foreign Corporate Obligations - 0.18%
IHS Netherlands Holdco B.V., 9.500%, Due 10/27/2021C		250,000	257,416
SEPLAT Petroleum Development Co. PLC, 9.250%, Due 4/1/2023C		250,000	255,000

Total Foreign Corporate Obligations			512,416

Foreign Sovereign Obligations - 4.51%
Nigeria Government Bond,
15.540%, Due 2/13/2020, Series 5YR	NGN	310,000,000	857,210
14.500%, Due 7/15/2021, Series 5YR	NGN	839,000,000	2,273,644
12.500%, Due 1/22/2026, Series 10YR	NGN	103,000,000	251,752
16.288%, Due 3/17/2027, Series 10YR	NGN	1,610,700,000	4,673,700
13.980%, Due 2/23/2028, Series 10YR	NGN	560,000,000	1,441,613
16.250%, Due 4/18/2037, Series 20YR	NGN	888,958,000	2,629,548
Nigeria Treasury Bills, 13.245%, Due 3/21/2019	NGN	120,000,000	327,258

Total Foreign Sovereign Obligations			12,454,725

Total Nigeria (Cost $13,540,791)			12,967,141

Pakistan - 0.18% (Cost $467,182)

Foreign Sovereign Obligations - 0.18%
Pakistan Government International Bond, 6.875%, Due 12/5/2027C		510,000	497,352

Papua New Guinea - 0.92%

Foreign Sovereign Obligations - 0.92%
Papua New Guinea Government International Bond,
8.375%, Due 10/4/2028C		1,866,000	1,996,620
8.375%, Due 10/4/2028A		500,000	535,000

Total Foreign Sovereign Obligations			2,531,620

Total Papua New Guinea (Cost $2,378,287)			2,531,620

Paraguay - 0.66% (Cost $2,000,443)

Credit-Linked Notes - 0.66%
Municipalidad De Asuncion (Issuer Zambezi B.V.), 11.000%, Due 3/23/2027A		2,000,000	1,794,846

Rwanda - 0.27% (Cost $749,616)

Foreign Sovereign Obligations - 0.27%
Rwanda International Government Bond, 6.625%, Due 5/2/2023C		740,000	747,023

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Senegal - 2.57%

Foreign Sovereign Obligations - 2.57%
Senegal Government International Bond,
6.250%, Due 7/30/2024C		$1,730,000	$1,755,120
4.750%, Due 3/13/2028C	EUR	2,230,000	2,441,680
6.250%, Due 5/23/2033C		400,000	370,795
6.750%, Due 3/13/2048C		2,860,000	2,543,272

Total Foreign Sovereign Obligations			7,110,867

Total Senegal (Cost $7,664,966)			7,110,867

Sri Lanka - 3.74%

Foreign Sovereign Obligations - 3.74%
Sri Lanka Government Bonds,
9.250%, Due 5/1/2020	LKR	30,000,000	165,297
10.750%, Due 3/1/2021, Series A	LKR	26,000,000	145,716
9.000%, Due 5/1/2021, Series A	LKR	465,000,000	2,510,646
11.000%, Due 8/1/2021, Series A	LKR	420,000,000	2,361,017
11.500%, Due 5/15/2023, Series A	LKR	180,000,000	1,016,083
10.200%, Due 7/15/2023, Series A	LKR	60,000,000	324,620
11.400%, Due 1/1/2024, Series A	LKR	200,000,000	1,120,664
11.000%, Due 8/1/2024, Series A	LKR	315,000,000	1,745,408
11.500%, Due 9/1/2028	LKR	168,000,000	935,040

Total Foreign Sovereign Obligations			10,324,491

Total Sri Lanka (Cost $12,228,950)			10,324,491

Supranational - 2.64%

Foreign Sovereign Obligations - 2.64%
European Bank for Reconstruction & Development,
13.750%, Due 10/9/2019C		571,429	432,760
9.800%, Due 3/16/2020C		700,000	630,409
9.500%, Due 6/21/2021C		500,000	458,255
International Bank for Reconstruction & Development, 9.500%, Due 10/19/2020	KZT	750,000,000	1,950,626
International Finance Corp., 9.500%, Due 5/31/2020	UZS	32,000,000,000	3,785,454

Total Foreign Sovereign Obligations			7,257,504

Total Supranational (Cost $7,748,004)			7,257,504

Suriname - 0.55% (Cost $1,616,016)

Foreign Sovereign Obligations - 0.55%
Republic of Suriname, 9.250%, Due 10/26/2026C		1,600,000	1,516,800

Tajikistan - 1.42%

Credit-Linked Notes - 0.36%
Republic of Tajikistan (Issuer Frontera Capital BV), 10.780%, Due 2/5/2023A		1,000,000	1,007,237

Total Credit-Linked Notes			1,007,237

Foreign Sovereign Obligations - 1.06%
Republic of Tajikistan International Bond, 7.125%, Due 9/14/2027C		3,230,000	2,916,335

Total Foreign Sovereign Obligations			2,916,335

Total Tajikistan (Cost $4,201,446)			3,923,572

Tunisia - 0.90%

Foreign Sovereign Obligations - 0.90%
Banque Centrale de Tunisie International Bond,
6.750%, Due 10/31/2023, Series 144AA	EUR	220,000	246,190
5.750%, Due 1/30/2025C		2,570,000	2,229,259

Total Foreign Sovereign Obligations			2,475,449

Total Tunisia (Cost $2,679,365)			2,475,449

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Uganda - 3.05%

Foreign Sovereign Obligations - 3.05%
Republic of Uganda Government Bonds,
11.000%, Due 1/21/2021, Series 10YR	UGX	2,800,000,000	$719,091
18.375%, Due 2/18/2021, Series 5YR	UGX	1,000,000,000	289,922
16.500%, Due 5/13/2021, Series 5YR	UGX	4,355,000,000	1,222,832
16.750%, Due 10/28/2021	UGX	6,940,000,000	1,951,742
14.125%, Due 7/7/2022	UGX	8,300,000,000	2,158,677
19.500%, Due 12/18/2025, Series 10YR	UGX	4,000,000,000	1,234,316
16.000%, Due 5/6/2027	UGX	2,500,000,000	669,431
Republic of Uganda Government Bonds, 13.625%, Due 9/24/2019	UGX	723,000,000	198,269

Total Foreign Sovereign Obligations			8,444,280

Total Uganda (Cost $8,981,308)			8,444,280

Ukraine - 4.20%

Credit-Linked Notes - 3.98%
Ukraine Government Bonds (Issuer Citigroup Global Markets Holdings, Inc.),
15.090%, Due 3/6/2019	UAH	27,000,000	974,698
13.300%, Due 8/2/2019C	UAH	15,150,000	538,573
13.460%, Due 6/12/2020C	UAH	14,840,000	512,715
13.500%, Due 8/21/2020C	UAH	37,000,000	1,271,299
14.160%, Due 10/14/2022C	UAH	52,000,000	1,704,575
14.160%, Due 10/17/2022C	UAH	45,000,000	1,473,832
15.970%, Due 4/19/2023C	UAH	27,500,000	923,575
Ukraine Government Bonds (Issuer ICBC Standard Bank PLC),
15.740%, Due 1/15/2020C	UAH	32,000,000	1,123,320
14.910%, Due 10/14/2022	UAH	74,000,000	2,484,206

Total Credit-Linked Notes			11,006,793

Foreign Corporate Obligations - 0.22%
Metinvest B.V., 8.500%, Due 4/23/2026C		$280,000	264,600
MHP SE, 7.750%, Due 5/10/2024C		350,000	336,189

Total Foreign Corporate Obligations			600,789

Total Ukraine (Cost $13,029,194)			11,607,582

United Kingdom - 0.18% (Cost $500,423)

Foreign Corporate Obligations - 0.18%
Liquid Telecommunications Financing PLC, 8.500%, Due 7/13/2022C		490,000	499,613

United Republic of Tanzania - 0.27% (Cost $764,045)

Credit-Linked Notes - 0.27%
United Republic of Tanzania (Issuer Zambezi B.V.), 8.650%, Due 4/23/2021A	TZS	1,700,000,000	739,797

Total Credit-Linked Notes			739,797

Uruguay - 2.87%

Foreign Sovereign Obligations - 2.87%
Uruguay Government International Bond,
9.875%, Due 6/20/2022C	UYU	48,203,000	1,485,887
8.500%, Due 3/15/2028C	UYU	65,802,000	1,773,545
Uruguay Monetary Regulation Bill,
9.324%, Due 4/5/2019, Series 0001	UYU	40,000,000	1,210,529
9.460%, Due 7/5/2019, Series 0001	UYU	36,000,000	1,064,629
9.983%, Due 1/3/2020, Series 0001	UYU	38,000,000	1,072,013
Uruguay Notas del Tesoro, 13.900%, Due 7/29/2020, Series 8	UYU	40,750,000	1,320,370

Total Foreign Sovereign Obligations			7,926,973

Total Uruguay (Cost $8,962,040)			7,926,973

Venezuela - 0.11% (Cost $269,875)

Foreign Corporate Obligations - 0.11%
Petroleos de Venezuela S.A., 6.000%, Due 5/16/2024C		1,250,000	307,500

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

	Principal Amount*		Fair Value

Zambia - 3.92%

Foreign Sovereign Obligations - 3.92%
Zambia Government Bond,
11.000%, Due 8/31/2019, Series 5YR	ZMW	4,800,000	$365,286
11.000%, Due 2/16/2020, Series 5YR	ZMW	500,000	35,656
11.000%, Due 5/26/2020, Series 5YR	ZMW	23,100,000	1,584,851
11.000%, Due 8/29/2021, Series 5YR	ZMW	21,000,000	1,240,851
12.000%, Due 5/23/2023, Series 7YR	ZMW	6,100,000	315,534
12.000%, Due 11/21/2023, Series 7YR	ZMW	14,900,000	742,177
12.000%, Due 4/23/2025, Series 7YR	ZMW	16,500,000	751,988
13.000%, Due 8/29/2026, Series 10YR	ZMW	42,500,000	1,927,398
13.000%, Due 12/18/2027, Series 10YR	ZMW	7,000,000	305,220
Zambia Government International Bond, 8.970%, Due 7/30/2027C		$4,350,000	3,580,050

Total Foreign Sovereign Obligations			10,849,011

Total Zambia (Cost $15,177,309)			10,849,011

	Shares

SHORT-TERM INVESTMENTS - 7.62% (Cost $21,053,587)

Investment Companies - 7.62%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%H I		21,053,587	21,053,587

TOTAL INVESTMENTS - 96.41% (Cost $286,499,168)			266,295,871
OTHER ASSETS, NET OF LIABILITIES - 3.59%			9,915,218

TOTAL NET ASSETS - 100.00%			$276,211,089

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $22,827,730 or 8.26% of net assets. The Fund has no right to demand registration of these securities.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2019.

C Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

D Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

E Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2019. The maturity date disclosed represents the final maturity date.

F Value was determined using significant unobservable inputs.

G Zero coupon bond.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

BADLARP - Benchmark rate provided by the Banco Central de la Republica Argentina.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PLC - Public Limited Company.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

Forward Foreign Currency Contracts Open on January 31, 2019:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	950,653	EUR	952,597	4/11/2019	BRC	$-	$(1,944)	$(1,944)
KZT	479,597	USD	481,579	2/21/2019	CBK	-	(1,982)	(1,982)
KZT	1,059,046	USD	1,200,000	2/4/2019	ICBC	-	(140,954)	(140,954)
KZT	1,774,667	USD	2,000,000	3/4/2019	ICBC	-	(225,333)	(225,333)
GEL	303,509	USD	300,000	3/11/2019	ICBC	3,509	-	3,509
MZN	1,223,170	USD	1,200,000	4/2/2019	ICBC	23,170	-	23,170
KZT	449,621	USD	500,000	4/12/2019	ICBC	-	(50,379)	(50,379)
GEL	507,110	USD	500,000	5/20/2019	ICBC	7,110	-	7,110
GEL	306,583	USD	300,000	6/10/2019	ICBC	6,583	-	6,583
USD	2,000,000	KZT	1,978,102	6/14/2019	ICBC	21,898	-	21,898
GEL	511,818	USD	500,000	8/20/2019	ICBC	11,818	-	11,818
KZT	1,195,028	USD	1,200,000	10/28/2019	ICBC	-	(4,972)	(4,972)
USD	4,578,320	EUR	4,593,718	3/15/2019	SSB	-	(15,398)	(15,398)

						$74,088	$(440,962)	$(366,874)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
ICBC	ICBC Standard Bank PLC
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
ARS	Argentine Peso
CRC	Costa Rican Colon
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GEL	Georgian Lari
GHS	Ghanaian Cedi
KES	Kenyan Shilling
KGS	Kyrgyzstani Som
KZT	Kazakhstani Tenge
LKR	Sri Lankan Rupee
MZN	Mozambique Metical
NGN	Nigerian Naira
TZS	Tanzanian Shilling
UAH	Ukrainian Hryvnia
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2019, the investments were classified as described below:

Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations
Albania	$-	$223,718	$-	$223,718
Angola	-	11,428,293	-	11,428,293
Argentina	-	12,416,216	-	12,416,216
Belarus	-	2,482,633	-	2,482,633
Belize	-	471,750	-	471,750
Bosnia & Herzegovina	-	-	129,605	129,605
Cameroon	-	4,203,528	-	4,203,528
Costa Rica	-	6,277,993	-	6,277,993
Dominican Republic	-	8,616,608	-	8,616,608
Ecuador	-	7,300,235	-	7,300,235
Egypt	-	12,071,041	-	12,071,041
El Salvador	-	1,018,885	-	1,018,885
Ethiopia	-	2,514,600	-	2,514,600
Gabon	-	3,138,328	-	3,138,328
Ghana	-	12,412,377	-	12,412,377
Iraq	-	8,129,008	-	8,129,008
Ivory Coast	-	10,285,079	-	10,285,079
Kenya	-	11,821,561	-	11,821,561
Lebanon	-	319,608	-	319,608
Mongolia	-	6,105,940	-	6,105,940
Mozambique	-	1,748,304	-	1,748,304
Netherlands	-	3,803,256	-	3,803,256
Nicaragua	-	133,219	-	133,219
Nigeria	-	12,454,725	-	12,454,725
Pakistan	-	497,352	-	497,352
Papua New Guinea	-	2,531,620	-	2,531,620
Rwanda	-	747,023	-	747,023
Senegal	-	7,110,867	-	7,110,867
Sri Lanka	-	10,324,491	-	10,324,491
Supranational	-	7,257,504	-	7,257,504
Suriname	-	1,516,800	-	1,516,800
Tajikistan	-	2,916,335	-	2,916,335
Tunisia	-	2,475,449	-	2,475,449
Uganda	-	8,444,280	-	8,444,280
Uruguay	-	7,926,973	-	7,926,973
Zambia	-	10,849,011	-	10,849,011
Credit-Linked Notes
Angola	-	943,617	-	943,617
Armenia	-	216,283	-	216,283
Azerbaijan	-	2,012,591	-	2,012,591
Gambia	-	678,324	-	678,324
Georgia	-	2,467,051	-	2,467,051
Ghana	-	251,598	-	251,598
Kazakhstan	-	2,791,576	-	2,791,576
Kyrgyzstan	-	4,180,604	-	4,180,604
Malawi	-	1,087,403	-	1,087,403
Mozambique	-	4,215,527	-	4,215,527
Nicaragua	-	4,363,669	-	4,363,669
Paraguay	-	1,794,846	-	1,794,846
Tajikistan	-	1,007,237	-	1,007,237
Ukraine	-	11,006,793	-	11,006,793
United Republic of Tanzania	-	739,797	-	739,797

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

January 31, 2019

Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets (continued)
Foreign Corporate Obligations
Bahrain	$-	$265,236	$-	$265,236
Bangladesh	-	251,275	-	251,275
Canada	-	197,000	-	197,000
Costa Rica	-	254,028	-	254,028
Georgia	-	489,642	-	489,642
Honduras	-	243,600	-	243,600
Jamaica	-	129,775	-	129,775
Luxembourg	-	247,550	-	247,550
Mauritius	-	515,100	-	515,100
Netherlands	-	867,629	-	867,629
Nigeria	-	512,416	-	512,416
Ukraine	-	600,789	-	600,789
United Kingdom	-	499,613	-	499,613
Venezuela	-	307,500	-	307,500
Short-Term Investments	21,053,587	-	-	21,053,587

Total Investments in Securities - Assets	$21,053,587	$245,112,679	$129,605	$266,295,871

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$74,088	$-	$74,088

Total Financial Derivative Instruments - Assets	$-	$74,088	$-	$74,088

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(440,962)	$-	$(440,962)

Total Financial Derivative Instruments - Liabilities	$-	$(440,962)	$-	$(440,962)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2019, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2018	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2019	Unrealized Appreciation (Depreciation) at Period end**
Foreign Sovereign Obligations	$176,155	$-	$(48,950)	$4,034	$(4,243)	$2,609	$-	$-	$129,605	$(31,387)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The foreign sovereign obligations, classified as Level 3, were valued using single broker quotes. The principal amount of these securities, valued at $129,605, have been deemed level 3 due to limited market transparency and/or lack of corroboration to support the quoted prices.

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value

Argentina - 1.37% (Cost $6,142,486)

Foreign Sovereign Obligations - 1.37%
Argentine Republic Government International Bond, 6.875%, Due 4/22/2021	$6,750,000	$6,446,250

Brazil - 0.21% (Cost $1,002,303)

Foreign Sovereign Obligations - 0.21%
Banco Nacional de Desenvolvimento Economico e Social, 4.000%, Due 4/14/2019A	1,000,000	999,580

British Virgin Islands - 0.11%

Foreign Corporate Obligations - 0.11%
Sinopec Group Overseas Development Ltd.,
2.750%, Due 4/10/2019A	250,000	249,812
2.125%, Due 5/3/2019A	250,000	249,313

Total Foreign Corporate Obligations		499,125

Total British Virgin Islands (Cost $500,072)		499,125

China - 1.03% (Cost $4,856,655)

Foreign Corporate Obligations - 1.03%
CNPC General Capital Ltd.A	4,850,000	4,846,088

Colombia - 0.86% (Cost $4,025,924)

Foreign Sovereign Obligations - 0.86%
Colombia Government International Bond, 7.375%, Due 3/18/2019	4,000,000	4,021,040

India - 1.03%

Foreign Corporate Obligations - 1.03%
ICICI Bank Ltd., 4.800%, Due 5/22/2019A	4,339,000	4,347,721
State Bank of India, 3.622%, Due 4/17/2019A	500,000	500,135

Total Foreign Corporate Obligations		4,847,856

Total India (Cost $4,870,012)		4,847,856

Indonesia - 1.14% (Cost $5,343,011)

Foreign Sovereign Obligations - 1.14%
Indonesia Government International Bond, 11.625%, Due 3/4/2019A	5,300,000	5,339,655

Mexico - 1.26% (Cost $6,009,342)

Foreign Corporate Obligations - 1.26%
Petroleos Mexicanos, 6.000%, Due 3/5/2020	5,853,000	5,937,634

South Africa - 4.11%

Foreign Sovereign Obligations - 4.11%
Republic of South Africa Government International Bond,
6.875%, Due 5/27/2019	10,750,000	10,854,490
5.500%, Due 3/9/2020	8,300,000	8,442,096

Total Foreign Sovereign Obligations		19,296,586

Total South Africa (Cost $19,427,776)		19,296,586

	Shares

SHORT-TERM INVESTMENTS - 85.44%

Investment Companies - 0.94%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%B C	4,402,966	4,402,966

	Par Amount

U.S. Treasury Obligations - 84.50%
U.S. Treasury Bills,
2.304%, Due 2/14/2019	$60,000,000	59,949,950
2.358%, Due 3/7/2019	5,400,000	5,388,015

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2019

	Par Amount	Fair Value

U.S. Treasury Obligations - 84.50% (continued)
U.S. Treasury Bills (continued)
2.379%, Due 3/28/2019	$60,000,000	$59,781,834
2.454%, Due 4/25/2019	28,395,000	28,241,809
2.466%, Due 5/16/2019	6,000,000	5,958,699
2.427%, Due 6/27/2019	65,305,000	64,672,675
2.472%, Due 7/18/2019	174,640,000	172,683,522

Total U.S. Treasury Obligations		396,676,504

Total Short-Term Investments (Cost $401,091,819)		401,079,470

TOTAL INVESTMENTS - 96.56% (Cost $453,269,400)		453,313,284
OTHER ASSETS, NET OF LIABILITIES - 3.44%		16,141,457

TOTAL NET ASSETS - 100.00%		$469,454,741

Percentages are stated as a percent of net assets.

A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Centrally Cleared Swap Agreements Outstanding on January 31, 2019:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Pay	1-Day BRL-CDI	10.36	1/4/2021	BRL	76,400	$-	$(1,924,791)	$(1,924,791)
Pay	1-Day BRL-CDI	10.26	1/4/2021	BRL	80,900	-	(1,983,789)	(1,983,789)
Pay	1-Day BRL-CDI	9.84	1/4/2021	BRL	41,000	-	(883,543)	(883,543)
Pay	1-Day BRL-CDI	9.53	1/4/2021	BRL	187,700	-	(3,633,460)	(3,633,460)
Pay	1-Day BRL-CDI	9.30	1/4/2021	BRL	24,800	-	(439,816)	(439,816)
Pay	1-Day BRL-CDI	9.17	1/4/2021	BRL	191,800	-	(3,225,608)	(3,225,608)
Pay	1-Day BRL-CDI	9.10	1/4/2021	BRL	70,000	-	(1,121,014)	(1,121,014)
Pay	1-Day BRL-CDI	8.75	1/4/2021	BRL	24,500	-	(337,152)	(337,152)
Receive	1-Day BRL-CDI	9.53	1/4/2021	BRL	140,000	1,651,032	2,710,093	1,059,061

						$1,651,032	$(10,839,080)	$(12,490,112)

OTC Swap Agreements Outstanding on January 31, 2019:

Credit Default Swaps on Corporate and Sovereign Securities - Buy Protection(1)
Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 1/31/2019(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Kingdom of Saudi Arabia	BRC	1.00	12/20/2022	0.7700	USD	11,000	$(20,097)	$(111,728)	$(91,631)
Lebanese Republic	BRC	1.00	12/20/2019	8.5000	USD	150	4,042	10,084	6,042
Lebanese Republic	BRC	1.00	6/20/2021	8.2507	USD	275	22,873	41,785	18,912
Lebanese Republic	BCC	1.00	6/20/2021	8.2507	USD	200	15,568	30,389	14,821
Lebanese Republic	BRC	1.00	12/20/2021	8.0000	USD	3,000	314,149	520,178	206,029
Lebanese Republic	BRC	1.00	12/20/2021	8.0000	USD	800	70,669	138,714	68,045
Lebanese Republic	BCC	1.00	12/20/2021	8.0000	USD	15,000	1,296,933	2,600,887	1,303,954
Lebanese Republic	BRC	1.00	6/20/2022	7.7507	USD	12,500	1,346,146	2,395,034	1,048,888
Lebanese Republic	BOA	1.00	12/20/2022	7.5000	USD	3,000	360,094	626,800	266,706
Lebanese Republic	BOA	1.00	12/20/2022	7.5000	USD	5,000	607,694	1,044,666	436,972
Lebanese Republic	DUB	1.00	12/20/2022	7.5000	USD	1,100	151,852	229,827	77,975
Lebanese Republic	DUB	1.00	12/20/2022	7.5000	USD	700	96,732	146,253	49,521
Lebanese Republic	DUB	1.00	12/20/2022	7.5000	USD	1,600	216,935	334,293	117,358
Republic of Kazakhstan	BRC	1.00	12/20/2021	0.4750	USD	15,000	267,761	(255,879)	(523,640)
Republic of Kazakhstan	BRC	1.00	12/20/2021	0.4750	USD	250	6,827	(4,265)	(11,092)

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2019

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 1/31/2019(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Republic of Kazakhstan	BRC	1.00	12/20/2021	0.4750	USD	3,000	$79,632	$(51,176)	$(130,808)
Republic of Kazakhstan	BRC	1.00	12/20/2021	0.4750	USD	800	13,836	(13,647)	(27,483)
Republic of Kazakhstan	CBK	1.00	12/20/2021	0.4750	USD	300	7,566	(5,117)	(12,683)
Republic of South Africa	HUS	1.00	12/20/2023	1.7772	USD	1,400	78,134	47,664	(30,470)
Republic of South Africa	HUS	1.00	12/20/2023	1.7772	USD	6,600	368,346	224,702	(143,644)
Republic of Turkey	BRC	1.00	12/20/2023	3.0589	USD	14,500	2,329,848	1,250,845	(1,079,003)
Russian Federation	GST	1.00	12/20/2023	1.3205	USD	2,500	83,062	34,154	(48,908)
Russian Federation	GST	1.00	12/20/2023	1.3205	USD	19,400	644,560	265,031	(379,529)

							$8,363,162	$9,499,494	$1,136,332

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection(2)
Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 1/31/2019(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Republic of Colombia	HUS	1.00	12/20/2021	0.3800	USD	7,000	$22,065	$33,134	$11,069
Republic of Philippines	BRC	1.00	12/20/2019	0.1013	USD	500	1,210	3,714	2,504
Republic of Philippines	BCC	1.00	12/20/2019	0.1013	USD	3,000	9,626	22,283	12,657

							$32,901	$59,131	$26,230

Credit Default Swaps on Credit Indices - Buy Protection(1)
Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 1/31/2019(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	FBF	1.00	12/20/2023	1.6500	USD	58,400	$2,114,721	$1,674,779	$(439,942)
Federation of Malaysia	FBF	1.00	12/20/2023	0.8093	USD	27,000	170,645	(227,584)	(398,229)
Republic of Colombia	FBF	1.00	12/20/2023	1.2450	USD	61,250	667,403	631,716	(35,687)
Republic of Indonesia	FBF	1.00	12/20/2023	1.1150	USD	55,300	644,189	299,314	(344,875)
Republic of Korea	FBF	1.00	12/20/2023	0.3334	USD	5,400	(138,828)	(167,123)	(28,295)
Republic of South Africa	FBF	1.00	12/20/2023	1.7772	USD	53,600	2,354,516	1,824,856	(529,660)

							$5,812,646	$4,035,958	$(1,776,688)

Credit Default Swaps on Credit Indices - Sell Protection(2)
Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 1/31/2019(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Federation of Malaysia	BRC	1.00	12/20/2023	0.7854	USD	5,500	$(19,493)	$46,360	$65,853
Russian Federation	BRC	1.00	12/20/2023	1.2938	USD	4,000	(86,099)	(54,646)	31,453

							$(105,592)	$(8,286)	$97,306

Interest Rate Swaps
Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
1-Day BRL-CDI	HUS	9.12	1/4/2021	BRL	30,100	$-	$(477,629)	$(477,629)
1-Day BRL-CDI	UAG	8.65	1/4/2021	BRL	32,500	-	(389,691)	(389,691)

						$-	$(867,320)	$(867,320)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2019

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts Open on January 31, 2019:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
IDR	1,259,130	USD	1,200,000	2/4/2019	HUS	$59,130	$-	$59,130
IDR	1,791,190	USD	1,700,000	2/4/2019	HUS	91,190	-	91,190
IDR	1,818,322	USD	1,700,000	2/4/2019	HUS	118,322	-	118,322
IDR	1,900,419	USD	1,800,000	2/4/2019	HUS	100,419	-	100,419
IDR	3,116,787	USD	2,900,000	2/4/2019	HUS	216,787	-	216,787
BRL	3,202,251	USD	3,100,000	2/4/2019	HUS	102,251	-	102,251
BRL	4,053,767	USD	3,900,000	2/4/2019	HUS	153,767	-	153,767
BRL	4,163,194	USD	4,000,000	2/4/2019	HUS	163,194	-	163,194
IDR	4,441,931	USD	4,355,430	2/4/2019	HUS	86,501	-	86,501
BRL	4,674,819	USD	4,400,000	2/4/2019	HUS	274,819	-	274,819
IDR	5,379,144	USD	5,267,000	2/4/2019	HUS	112,144	-	112,144
IDR	5,429,855	USD	5,265,000	2/4/2019	HUS	164,855	-	164,855
IDR	5,433,623	USD	5,265,000	2/4/2019	HUS	168,623	-	168,623
IDR	5,433,623	USD	5,265,000	2/4/2019	HUS	168,623	-	168,623
BRL	7,816,270	USD	7,500,000	2/4/2019	HUS	316,270	-	316,270
BRL	8,728,900	USD	8,460,283	2/4/2019	HUS	268,617	-	268,617
BRL	10,447,628	USD	10,110,000	2/4/2019	HUS	337,628	-	337,628
BRL	10,450,400	USD	10,110,000	2/4/2019	HUS	340,400	-	340,400
BRL	10,455,944	USD	10,110,000	2/4/2019	HUS	345,944	-	345,944
BRL	10,469,804	USD	10,110,000	2/4/2019	HUS	359,804	-	359,804
USD	30,816,000	BRL	34,341,015	2/4/2019	HUS	-	(3,525,015)	(3,525,015)
USD	18,779,000	BRL	20,631,567	2/4/2019	HUS	-	(1,852,567)	(1,852,567)
USD	17,039,229	IDR	18,002,011	2/4/2019	HUS	-	(962,782)	(962,782)
USD	12,519,000	BRL	13,744,573	2/4/2019	HUS	-	(1,225,573)	(1,225,573)
USD	8,510,392	IDR	9,001,007	2/4/2019	HUS	-	(490,615)	(490,615)
USD	8,516,154	IDR	9,001,006	2/4/2019	HUS	-	(484,852)	(484,852)
USD	2,568,000	BRL	2,881,184	2/4/2019	HUS	-	(313,184)	(313,184)
USD	2,568,000	BRL	2,864,638	2/4/2019	HUS	-	(296,638)	(296,638)
COP	1,727,151	USD	1,700,000	2/7/2019	HUS	27,151	-	27,151
COP	1,730,436	USD	1,700,000	2/7/2019	HUS	30,436	-	30,436
COP	1,755,070	USD	1,700,000	2/7/2019	HUS	55,070	-	55,070
COP	2,645,792	USD	2,500,000	2/7/2019	HUS	145,792	-	145,792
COP	2,988,574	USD	2,900,000	2/7/2019	HUS	88,574	-	88,574
COP	7,501,518	USD	7,201,000	2/7/2019	HUS	300,518	-	300,518
COP	7,510,793	USD	7,201,000	2/7/2019	HUS	309,793	-	309,793
COP	8,688,840	USD	8,429,350	2/7/2019	HUS	259,490	-	259,490
USD	8,913,078	COP	8,965,020	2/7/2019	HUS	-	(51,942)	(51,942)
USD	8,907,374	COP	8,965,020	2/7/2019	HUS	-	(57,646)	(57,646)
USD	8,901,536	COP	8,965,020	2/7/2019	HUS	-	(63,484)	(63,484)

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2019

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	4,320,729	COP	4,272,167	2/7/2019	HUS	$48,562	$-	$48,562
USD	3,457,893	COP	3,380,946	2/7/2019	HUS	76,947	-	76,947
ARS	1,424,602	USD	1,286,526	3/25/2019	HUS	138,076	-	138,076
ARS	12,494,020	USD	11,234,000	3/25/2019	HUS	1,260,020	-	1,260,020
ARS	16,002,834	USD	14,016,795	3/25/2019	HUS	1,986,039	-	1,986,039
USD	5,800,000	ARS	6,172,966	3/25/2019	HUS	-	(372,966)	(372,966)
USD	3,100,000	ARS	3,349,059	3/25/2019	HUS	-	(249,059)	(249,059)
USD	3,000,000	ARS	3,226,515	3/25/2019	HUS	-	(226,515)	(226,515)
USD	2,400,000	ARS	2,559,829	3/25/2019	HUS	-	(159,829)	(159,829)
ARS	3,363,534	USD	3,012,999	3/29/2019	HUS	350,535	-	350,535
ARS	3,372,699	USD	3,013,000	3/29/2019	HUS	359,699	-	359,699
ARS	4,560,604	USD	4,089,030	3/29/2019	HUS	471,574	-	471,574
ARS	13,919,259	USD	12,562,301	4/1/2019	HUS	1,356,958	-	1,356,958
ARS	6,080,810	USD	5,596,545	4/3/2019	HUS	484,265	-	484,265
ARS	6,425,239	USD	6,067,015	4/3/2019	HUS	358,224	-	358,224
USD	4,900,000	ARS	5,312,874	4/3/2019	HUS	-	(412,874)	(412,874)
BRL	2,449,095	USD	2,400,000	5/3/2019	HUS	49,095	-	49,095
USD	10,110,000	BRL	10,486,293	5/3/2019	HUS	-	(376,293)	(376,293)
USD	10,110,000	BRL	10,472,514	5/3/2019	HUS	-	(362,514)	(362,514)
USD	10,110,000	BRL	10,466,451	5/3/2019	HUS	-	(356,451)	(356,451)
USD	10,110,000	BRL	10,464,247	5/3/2019	HUS	-	(354,247)	(354,247)
USD	8,398,903	BRL	8,677,856	5/3/2019	HUS	-	(278,953)	(278,953)
USD	8,395,255	COP	8,657,426	5/8/2019	HUS	-	(262,171)	(262,171)
USD	7,201,000	COP	7,512,288	5/8/2019	HUS	-	(311,288)	(311,288)
USD	7,201,000	COP	7,502,815	5/8/2019	HUS	-	(301,815)	(301,815)
USD	5,265,000	IDR	5,451,176	5/29/2019	HUS	-	(186,176)	(186,176)
USD	5,265,000	IDR	5,449,690	5/29/2019	HUS	-	(184,690)	(184,690)
USD	5,265,000	IDR	5,447,460	5/29/2019	HUS	-	(182,460)	(182,460)
USD	5,267,000	IDR	5,393,387	5/29/2019	HUS	-	(126,387)	(126,387)
USD	4,284,474	IDR	4,381,235	5/29/2019	HUS	-	(96,761)	(96,761)

						$12,106,106	$(14,125,747)	$(2,019,641)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
BCC	Barclays Capital, Inc.
BOA	Bank of America, N.A.
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
FBF	Credit Suisse Securities USA LLC
GST	Goldman Sachs International
HUS	HSBC Bank (USA)
UAG	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
USD	United States Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Other Abbreviations:
CDI	Chess Depository Interest

See accompanying notes

American Beacon GLG Total Return FundSM

Schedule of Investments

January 31, 2019

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2019, the investments were classified as described below:

GLG Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations
Argentina	$-	$6,446,250	$-	$6,446,250
Brazil	-	999,580	-	999,580
Colombia	-	4,021,040	-	4,021,040
Indonesia	-	5,339,655	-	5,339,655
South Africa	-	19,296,586	-	19,296,586
Foreign Corporate Obligations
British Virgin Islands	-	499,125	-	499,125
China	-	4,846,088	-	4,846,088
India	-	4,847,856	-	4,847,856
Mexico	-	5,937,634	-	5,937,634
Short-Term Investments
Investment Companies	4,402,966	-	-	4,402,966
U.S. Treasury Obligations	-	396,676,504	-	396,676,504

Total Investments in Securities - Assets	$4,402,966	$448,910,318	$-	$453,313,284

Financial Derivative Instruments - Assets
Swap Contract Agreements	$-	$4,797,820	$-	$4,797,820
Forward Foreign Currency Contracts	-	12,106,106	-	12,106,106

Total Financial Derivative Instruments - Assets	$-	$16,903,926	$-	$16,903,926

Financial Derivative Instruments - Liabilities
Swap Contract Agreements	$-	$(18,672,072)	$-	$(18,672,072)
Forward Foreign Currency Contracts	-	(14,125,747)	-	(14,125,747)

Total Financial Derivative Instruments - Liabilities	$-	$(32,797,819)	$-	$(32,797,819)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2019

	Frontier Markets Income Fund	GLG Total Return Fund
Assets:
Investments in unaffiliated securities, at fair value†	$245,242,284	$448,910,318
Investments in affiliated securities, at fair value‡	21,053,587	4,402,966
Foreign currency, at fair value^	1,376,645	265
Cash	195,098	-
Swap premium paid	-	16,018,666
Swap income receivable	-	23,875
Cash with brokers	-	17,281,909
Cash collateral held at custodian for the benefit of the broker	590,000	1,110,000
Dividends and interest receivable	6,620,967	1,061,094
Receivable for investments sold	344,516	-
Receivable for fund shares sold	1,728,685	1,915,030
Receivable for expense reimbursement (Note 2)	61,771	50,243
Unrealized appreciation from forward foreign currency contracts	74,088	12,106,106
Unrealized appreciation from swap agreements	-	4,797,820
Prepaid expenses	70,139	28,942

Total assets	277,357,780	507,707,234

Liabilities:
Payable for investments purchased	204,439	-
Payable for fund shares redeemed	71,333	827,929
Cash collateral held at broker for the benefit of the custodian	-	3,290,000
Cash due to custodian	-	100,000
Swap premium received	-	264,517
Swap income payable	-	452,724
Management and sub-advisory fees payable (Note 2)	193,965	384,983
Service fees payable (Note 2)	24,560	118
Transfer agent fees payable (Note 2)	13,579	2,125
Custody and fund accounting fees payable	87,973	34,050
Professional fees payable	108,398	63,366
Trustee fees payable (Note 2)	1,365	10,618
Payable for prospectus and shareholder reports	-	18,296
Unrealized depreciation from forward foreign currency contracts	440,962	14,125,747
Unrealized depreciation from swap agreements	-	18,672,072
Other liabilities	117	5,948

Total liabilities	1,146,691	38,252,493

Net assets	$276,211,089	$469,454,741

Analysis of net assets:
Paid-in-capital	$314,061,880	$497,506,228
Total distributable earnings (deficits)A	(37,850,791)	(28,051,487)

Net assets	$276,211,089	$469,454,741

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2019

	Frontier Markets Income Fund	GLG Total Return Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	7,205,941	31,821

Y Class	17,483,247	67,689

Investor Class	5,592,884	13,831

A Class	369,756	10,605

C Class	1,190,595	10,550

Ultra Class	N/A	46,093,487

Net assets:
Institutional Class	$62,523,243	$323,306

Y Class	$151,728,470	$683,994

Investor Class	$48,475,727	$138,852

A Class	$3,200,206	$106,404

C Class	$10,283,443	$104,277

Ultra Class	N/A	$468,097,908

Net asset value, offering and redemption price per share:
Institutional Class	$8.68	$10.16

Y Class	$8.68	$10.10

Investor Class	$8.67	$10.04

A Class	$8.65	$10.03

A Class (offering price)	$9.09	$10.53

C Class	$8.64	$9.88

Ultra Class	N/A	$10.16

† Cost of investments in unaffiliated securities	$265,445,581	$448,866,434
‡ Cost of investments in affiliated securities	$21,053,587	$4,402,966
^ Cost of foreign currency	$1,370,482	$256

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2019

	Frontier Markets Income Fund	GLG Total Return Fund
Investment income:
Dividend income from affiliated securities (Note 8)	$473,485	$168,954
Interest income (net of foreign taxes)†	25,603,888	13,326,136

Total investment income	26,077,373	13,495,090

Expenses:
Management and sub-advisory fees (Note 2)	2,201,706	6,432,225
Transfer agent fees:
Institutional Class (Note 2)	15,772	50
Y Class (Note 2)	119,301	77
Investor Class	2,472	1,085
A Class	537	-
C Class	352	-
Ultra Class	-	117,928
Custody and fund accounting fees	403,561	190,221
Professional fees	227,725	131,479
Registration fees and expenses	122,184	112,427
Service fees (Note 2):
Investor Class	146,809	116
A Class	3,219	26
C Class	8,776	25
Distribution fees (Note 2):
A Class	8,841	270
C Class	99,265	1,065
Prospectus and shareholder report expenses	27,672	64,993
Trustee fees (Note 2)	17,223	56,581
Dividends and interest on securities sold short	-	26,850
Loan fees (Note 9)	60,801	-
Other expenses	21,682	46,161

Total expenses	3,487,898	7,181,579

Net fees waived and expenses (reimbursed) (Note 2)	(29,227)	(623,101)

Net expenses	3,458,671	6,558,478

Net investment income	22,618,702	6,936,612

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(3,468,273)	2,643,290
Foreign currency transactions	(155,993)	(706,090)
Forward foreign currency contracts	153,072	(1,291,678)
Swap agreements	-	(1,964,962)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(23,335,878)	467,204
Foreign currency transactions	(49,745)	6
Forward foreign currency contracts	(506,291)	3,276,950
Swap agreements	-	(1,668,215)

Net gain (loss) from investments	(27,363,108)	756,505

Net increase (decrease) in net assets resulting from operations	$(4,744,406)	$7,693,117

† Foreign taxes	$520,647	$-

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Frontier Markets Income Fund		GLG Total Return Fund
	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2019	Year Ended January 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$22,618,702	$11,020,530	$6,936,612	$2,531,727
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and swap agreements	(3,471,194)	(2,024,117)	(1,319,440)	3,133,509
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and swap agreements	(23,891,914)	7,678,093	2,075,945	(18,655,514)

Net increase (decrease) in net assets resulting from operations	(4,744,406)	16,674,506	7,693,117	(12,990,278)

Distributions to shareholders:
Net investment income:
Institutional Class	-	(2,845,735)	-	(34,454)
Y Class	-	(3,511,778)	-	(6,291)
Investor Class	-	(2,275,358)	-	(1,298)
A Class	-	(293,772)	-	(987)
C Class	-	(214,080)	-	(422)
Ultra Class	-	-	-	(4,299,303)
Net realized gain from investments:
Institutional Class	-	-	-	(517)
Y Class	-	-	-	(1,675)
Investor Class	-	-	-	(244)
A Class	-	-	-	(173)
C Class	-	-	-	(172)
Ultra Class	-	-	-	(1,163,013)
Total retained earnings:*
Institutional Class	(6,063,094)	-	(51,527)	-
Y Class	(11,141,405)	-	(21,812)	-
Investor Class	(3,746,033)	-	(5,902)	-
A Class	(291,836)	-	(3,999)	-
C Class	(743,483)	-	(3,911)	-
Ultra Class	-	-	(18,802,091)	-
Tax return of capital:
Institutional Class	-	-	-	(152)
Y Class	-	-	-	(491)
Investor Class	-	-	-	(72)
A Class	-	-	-	(51)
C Class	-	-	-	(50)
Ultra Class	-	-	-	(341,068)

Net distributions to shareholders	(21,985,851)	(9,140,723)	(18,889,242)	(5,850,433)

Capital share transactions (Note 10):
Proceeds from sales of shares	175,310,369	148,370,285	179,029,117	793,714,239
Reinvestment of dividends and distributions	18,991,501	8,065,854	18,844,081	184,104
Cost of shares redeemed	(91,797,512)	(26,890,130)	(462,806,614)	(104,815,311)
Redemption fees	88,999	11,114	-	-

Net increase (decrease) in net assets from capital share transactions	102,593,357	129,557,123	(264,933,416)	689,083,032

Net increase (decrease) in net assets	75,863,100	137,090,906	(276,129,541)	670,242,321

Net assets:
Beginning of period	200,347,989	63,257,083	745,584,282	75,341,961

End of period	$276,211,089	$200,347,989	$469,454,741	$745,584,282

* Distributions from net investment income and net realized capital gains are combined for the year ended January 31, 2019. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of January 31, 2019, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Frontier Markets Income Fund and American Beacon GLG Total Return Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings. The American Beacon Frontier Markets Income Fund is registered as a diversified fund and American Beacon GLG Total Return Fund is registered as non-diversified. From February 1, 2018 to June 14, 2018, the American Beacon Frontier Markets Income Fund was known as American Beacon Global Evolution Frontier Markets Income Fund.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended January 31, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Funds adopted the amendments with the impacts being that the Funds are no longer required to present components of distributable earnings on the Statements of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Ultra	Large institutional investors - sold directly or through intermediary channels. The Manager may allow a reasonable period of time after opening an account for the Ultra Class for the investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.	$500,000,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services - Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Frontier Markets Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreements with Aberdeen Asset Managers Limited and Global Evolution USA, LLC for the Frontier Markets Fund and GLG LLC for the GLG Total Return Fund (the “Sub-Advisors”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Aberdeen Asset Managers Limited

All Assets	0.50%

Global Evolution USA, LLC

All Assets	0.50%

GLG LLC

First $500 million	0.60%
Next $500 million	0.55%
Over $1 billion	0.50%

The Management and Sub-Advisory Fees paid by the Funds for the year ended January 31, 2019 were as follows:

Frontier Markets Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$905,830
Sub-Advisor Fees	0.50%	1,295,876

Total	0.85%	$2,201,706

GLG Total Return Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,401,278
Sub-Advisor Fees	0.59%	4,030,947

Total	0.94%	$6,432,225

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended January 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Frontier Markets Income	$124,582
GLG Total Return	758

As of January 31, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Frontier Markets Income	$11,515
GLG Total Return	56

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2019, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Frontier Markets Income	$26,751
GLG Total Return	9,820

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund,

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2019, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended January 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	2/1/2018 - 5/31/2018	6/1/2018 - 1/31/2019	Reimbursed Expenses	(Recouped) Expenses
Frontier Markets Income	Institutional	1.15%	1.15%	$19,340	$-	2022
Frontier Markets Income	Y	1.25%	1.25%	21,972	-	2022
Frontier Markets Income	Investor	1.53%	N/A	-	(918)	2022
Frontier Markets Income	A	1.55%	N/A	-	(6,592)	2022
Frontier Markets Income	C	2.30%	N/A	-	(4,575)	2022
GLG Total Return	Institutional	1.05%	N/A	-	(232)	2022
GLG Total Return	Y	1.15%	1.15%	-	(655)	2022
GLG Total Return	Investor	1.43%	1.43%	578	-	2022
GLG Total Return	A	1.45%	N/A	-	(155)	2022
GLG Total Return	C	2.20%	N/A	-	(152)	2022
GLG Total Return	Ultra	0.95%	0.95%	623,717	-	2022

Of these amounts, $61,771 and $50,243 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at January 31, 2019 for the Frontier Markets Income Fund and GLG Total Return Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover		Expired Expense Carryover	Expiration of Reimbursed Expenses
Frontier Markets Income	$-	$18,592		$-	2019
Frontier Markets Income	-	63,671	(1)	-	2020
Frontier Markets Income	-	33,532		-	2021
GLG Total Return	226	262,037		-	2020
GLG Total Return	226	669,221		-	2021

(1)

Contractual expense caps were removed from the Institutional, Y, Investor, and A Classes on May 29, 2016. Voluntary expense caps were reinstated November 29, 2016 for the Institutional, Y, Investor, and A Classes.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the period February 1, 2018 through February 28, 2018, Foreside collected $804 for the Frontier Markets Income Fund for the sale of Class A Shares. During the period March 1, 2018 through January 31, 2019, RID collected $6,451 the Frontier Markets Income Fund for the sale of Class A Shares. Foreside and RID did not collect any Class A sales charges for GLG Total Return Fund during the year ended January 31, 2019.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended January 31, 2019, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period February 1, 2018 through February 28, 2018, CDSC fees of $100 were collected by Foreside for Class C Shares of the Frontier Markets Income Fund. During the period March 1, 2018 through January 31, 2019, RID collected $3,076 in CDSC fees for Frontier Markets Income Fund for Class C Shares. Foreside and RID did not collect any CDSC fees for Class C Shares for GLG Total Return Fund during the year ended January 31, 2019.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Credit-Linked Notes

The Frontier Markets Income Fund may invest in credit-linked notes (“CLNs”). CLNs are derivative debt obligations that are issued by limited purpose entities, such as Special Purpose Vehicles (“SPVs”), or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Frontier and Emerging Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended January 31, 2019 are disclosed in the Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies which involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the year ended January 31, 2019, the Funds entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended January 31, 2019
Fund	Purchased Contracts	Sold Contracts
Frontier Markets Income	$8,265,856	$5,691,569
GLG Total Return	163,699,695	234,881,495

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

The Funds did not hold any futures as of January 31, 2019.

Swap Agreements

The Funds may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared swaps are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

For OTC payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Centrally cleared swaps provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments for OTC and centrally cleared swaps are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset- backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of January 31, 2019, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the year ended January 31, 2019, the GLG Total Return Fund entered into credit default swaps primarily for return enhancement, hedging, and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amount Outstanding
Fund	Year Ended January 31, 2019
GLG Total Return	$426,437,500

Interest Rate Swap Agreements

The GLG Total Return Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the year ended January 31, 2019, the GLG Total Return Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Interest Rate Swaps Notional Amounts Outstanding
Fund	Year Ended January 31, 2019
GLG Total Return	$794,700,000

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Frontier Markets Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$74,088	$-	$-	$-	$74,088

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(440,962)	$-	$-	$-	$(440,962)

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(153,072)	$-	$-	$-	$(153,072)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(506,291)	$-	$-	$-	$(506,291)

GLG Total Return Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$12,106,106	$-	$-	$-	$12,106,106
Unrealized appreciation from swap agreements	3,738,759	-	-	1,059,061	-	4,797,820

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(14,125,747)	$-	$-	$-	$(14,125,747)
Unrealized depreciation from swap agreements	(4,255,579)	-	-	(14,416,493)	-	(18,672,072)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(1,291,678)	$-	$-	$-	$(1,291,678)
Swap agreements	(1,811,531)	-	-	(153,431)	-	(1,964,962)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$3,276,950	$-	$-	$-	$3,276,950
Swap agreements	6,093,833	-	-	(7,762,049)	-	(1,668,216)

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2019.

Frontier Markets Income Fund

Offsetting of Financial and Derivative Assets as of January 31, 2019:
	Assets	Liabilities
Forward Foreign Currency Contracts	$74,088	$440,962

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$74,088	$440,962

Total derivative assets and liabilities subject to an MNA	$74,088	$440,962

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2019:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
ICBC Standard Bank PLC	$74,088	$(74,088)	$-	$-	$-

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Barclays Bank PLC	$1,944	$-	$-	$-	$1,944
Citibank, N.A.	1,982	-	-	-	1,982
ICBC Standard Bank PLC	421,638	(74,088)	-	-	347,550
State Street Bank & Trust Co.	15,398	-	-	-	15,398

Total	$440,962	$(74,088)	$-	$-	$366,874

GLG Total Return Fund

Offsetting of Financial and Derivative Assets as of January 31, 2019:
	Assets	Liabilities
Swap Agreement - Centrally cleared	$1,059,061	$14,416,493
Swap Agreement - OTC	3,738,759	4,255,579
Forward Foreign Currency Contracts	12,106,106	14,125,747

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$16,903,926	$32,797,819

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$1,059,061	$13,549,173

Total derivative assets and liabilities subject to an MNA	$15,844,865	$19,248,646

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2019:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$703,678	$-	$-	$-	$703,678
Barclays Bank PLC	1,447,726	(1,447,726)	-	-	-
Barclays Capital, Inc.	1,331,432	-	-	-	1,331,432
Deutsche Bank AG	244,854	-	-	-	244,854
HSBC Bank (USA)	12,117,175	(12,117,175)	-	-	-

Total	$15,844,865	$(13,564,901)	$-	$-	$2,279,964

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Barclays Bank PLC	$1,863,657	$(1,447,726)	$-	$-	$415,931
Citibank, N.A.	12,683	-	-	-	12,683
Credit Suisse Securities USA LLC	1,776,688	-	-	-	1,776,688
Goldman Sachs International	428,437	-	-	-	428,437
HSBC Bank (USA)	14,777,490	(12,117,175)	-	-	2,660,315
UBS AG	389,691	-	-	-	389,691

Total	$19,248,646	$(13,564,901)	$-	$-	$5,683,745

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Frontier Markets Risk

Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value. Additional risks of frontier market securities may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds have a lower portfolio turnover rate.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

Because the Funds invest in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Funds generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Non-Diversification Risk

The GLG Total Return Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons,or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds performance. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

Sovereign and Quasi Sovereign Debt Risk

The Funds normally will have significant investments in sovereign and quasi-sovereign debt securities. These investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Swap Agreement Risk

The GLG Total Return Fund may invest in swap agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Total return swaps, interest rate swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations, interest rate swaps are subject to interest rate risk, and currency swaps are subject to currency risk. With respect to a credit default swap, if the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case a Fund may need to make a nearly termination payment. Equity swaps are subject to equity investments risk, liquidity risk, and counterparty risk.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. The Frontier Markets Income Fund, for each of the tax years in the four year period ended January 31, 2019 and the GLG Total Return Fund, for each of the tax years in the three year period ended January 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	Frontier Markets Income Fund		GLG Total Return Fund
	Year Ended January 31, 2019	Year Ended January 31, 2018	Year Ended January 31, 2019	Year Ended January 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$6,063,094	$2,845,735	$51,365	$34,961
Y Class	11,141,405	3,511,778	21,744	7,933
Investors Class	3,746,033	2,275,358	5,883	1,537
A Class	291,836	293,772	3,987	1,157
C Class	743,483	214,080	3,899	591
Ultra Class	-	-	18,743,203	5,439,268
Long–term capital gains
Institutional Class	-	-	162	10
Y Class	-	-	68	33
Investors Class	-	-	19	5
A Class	-	-	12	3
C Class	-	-	12	3
Ultra Class	-	-	58,888	23,048
Return of capital
Institutional Class	-	-	-	152
Y Class	-	-	-	491
Investors Class	-	-	-	72
A Class	-	-	-	51
C Class	-	-	-	50
Ultra Class	-	-	-	341,068

Total distributions paid	$21,985,851	$9,140,723	$18,889,242	$5,850,433

* For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

As of January 31, 2019, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Frontier Markets Income	$287,034,154	$3,140,981	$(24,251,820)	$(21,110,839)
GLG Total Return	453,271,449	38,466,839	(47,866,410)	(9,399,571)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Frontier Markets Income	$(21,110,839)	$–	$–	$(16,739,951)	$(1)	$(37,850,791)
GLG Total Return	(9,399,571)	–	–	(18,650,842)	(1,074)	(28,051,487)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, defaulted bond income accruals, the tax deferral of losses from straddles, unused capital losses, the tax deferral of post-October capital losses and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from nondeductible excise tax paid as of January 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Frontier Markets Income	$(3,657)	$3,657
GLG Total Return	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year January 31, 2019, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Frontier Markets Income	$4,529,552	$11,401,146
GLG Total Return	-	-
The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, January 31, 2019. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, January 31, 2019. For the period ended January 31, 2019, Frontier Markets deferred $809,253 in late year ordinary losses to February 1, 2019 and GLG deferred $2,956,579 in short-term capital losses and $15,694,263 in late year ordinary losses to February 1, 2019.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Frontier Markets Income	$149,287,312	$-	$48,250,879	$-
GLG Total Return	1,776,305,242	369,430,648	2,054,835,405	372,098,294

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2019 were as follows:

Fund	Type of Transaction	January 31, 2018 Shares/Fair Value	Purchases	Sales	January 31, 2019 Shares/Fair Value	Dividend Income
Frontier Markets Income	Direct	$27,848,722	$167,260,560	$174,055,695	$21,053,587	$473,485
GLG Total Return	Direct	13,961,256	405,491,625	415,049,915	4,402,966	168,954

9.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended January 31, 2019, the Frontier Markets Income Fund borrowed $12,500,000 from the Committed Line for 52 days with interest charges of $60,801 in order to facilitate portfolio liquidity with the addition of Aberdeen Asset Managers Limited to the Fund. This amount is recorded as “Other expenses” in the Statements of Operations. At January 31, 2019, neither Fund had an outstanding balance with either facility.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	3,070,392	$28,213,463	6,139,305	$57,844,697
Reinvestment of dividends	355,822	3,176,717	194,497	1,822,176
Shares redeemed	(3,251,151)	(28,839,715)	(759,494)	(7,164,036)
Redemption fees	-	29,120	-	(626)

Net increase in shares outstanding	175,063	$2,579,585	5,574,308	$52,502,211

	Y Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	12,531,283	$114,296,669	5,977,636	$56,371,234
Reinvestment of dividends	1,247,796	11,082,499	371,040	3,480,135
Shares redeemed	(4,502,098)	(39,757,884)	(787,633)	(7,423,091)
Redemption fees	-	48,302	-	6,934

Net increase in shares outstanding	9,276,981	$85,669,586	5,561,043	$52,435,212

	Investor Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,973,069	$26,636,928	2,670,141	$24,877,596
Reinvestment of dividends	418,581	3,726,381	242,444	2,266,383
Shares redeemed	(2,122,257)	(18,832,117)	(836,260)	(7,768,266)
Redemption fees	-	7,815	-	3,588

Net increase in shares outstanding	1,269,393	$11,539,007	2,076,325	$19,379,301

	A Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	206,492	$1,906,208	246,600	$2,317,510
Reinvestment of dividends	29,710	266,124	30,605	284,937
Shares redeemed	(253,821)	(2,289,629)	(408,936)	(3,828,759)
Redemption fees	-	1,491	-	616

Net (decrease) in shares outstanding	(17,619)	$(115,806)	(131,731)	$(1,225,696)

	C Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	463,799	$4,257,101	736,515	$6,959,248
Reinvestment of dividends	83,406	739,780	22,677	212,223
Shares redeemed	(233,451)	(2,078,167)	(75,480)	(705,978)
Redemption fees	-	2,271	-	602

Net increase in shares outstanding	313,754	$2,920,985	683,712	$6,466,095

	Institutional Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
GLG Total Return Fund	Shares	Amount	Shares	Amount
Shares sold	100,000	$1,090,000	-	$-
Reinvestment of dividends	1,175	12,087	3,291	35,124
Shares redeemed	(100,000)	(1,029,000)	(679,807)	(7,300,030)

Net increase (decrease) in shares outstanding	1,175	$73,087	(676,516)	$(7,264,906)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2019

	Y Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
GLG Total Return Fund	Shares	Amount	Shares	Amount
Shares sold	24,399	$255,017	99,879	$1,076,470
Reinvestment of dividends	2,128	21,812	794	8,458
Shares redeemed	(58,066)	(610,285)	(11,543)	(124,763)

Net increase (decrease) in shares outstanding	(31,539)	$(333,456)	89,130	$960,165

	Investor Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
GLG Total Return Fund	Shares	Amount	Shares	Amount
Shares sold	858	$9,000	2,242	$24,098
Reinvestment of dividends	579	5,902	152	1,614
Shares redeemed	(2,078)	(21,008)	-	-

Net increase (decrease) in shares outstanding	(641)	$(6,106)	2,394	$25,712

	A Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
GLG Total Return Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	393	$3,999	114	$1,210

Net increase in shares outstanding	393	$3,999	114	$1,210

	C Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
GLG Total Return Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	390	$3,911	62	$644

Net increase in shares outstanding	390	$3,911	62	$644

	Ultra Class
	Year Ended January 31, 2019		Year Ended January 31, 2018
GLG Total Return Fund	Shares	Amount	Shares	Amount
Shares sold	16,668,784	$177,675,100	73,646,676	$792,613,671
Reinvestment of dividends	1,824,890	18,796,370	12,855	137,054
Shares redeemed	(43,275,069)	(461,146,321)	(9,080,295)	(97,390,518)

Net increase in shares outstanding	(24,781,395)	$(264,674,851)	64,579,236	$695,360,207

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,							February 25,
								2014A to
								January 31,
	2019J		2018	2017		2016		2015

Net asset value, beginning of period	$9.62		$8.96	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.80		0.77	0.88		0.67		0.59
Net gains (losses) on investments (both realized and unrealized)	(0.96)		0.61	0.44		(1.30)		(0.30)

Total income (loss) from investment operations	(0.16)		1.38	1.32		(0.63)		0.29

Less distributions:
Dividends from net investment income	(0.78)		(0.72)	(0.08)		(0.50)		(0.59)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.63	)B	(0.20	)B	-

Total distributions	(0.78)		(0.72)	(0.71)		(0.70)		(0.61)

Redemption fees added to beneficial interestsC	-		-	-		-		-

Net asset value, end of period	$8.68		$9.62	$8.96		$8.35		$9.68

Total returnD	(1.58)%		15.92%	16.20%		(6.98)%		2.76	%E

Ratios and supplemental data:
Net assets, end of period	$62,523,243		$67,653,731	$13,047,515		$10,531,288		$9,225,629
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.20%		1.17%	1.40%		1.14%		1.95	%F
Expenses, net of reimbursements or recoupments	1.17	%I	1.15%	1.27	%G	1.15%		1.15	%F
Net investment income, before expense reimbursements or recoupments	8.87%		9.04%	9.98%		7.14%		5.43	%F
Net investment income, net of reimbursements or recoupments	8.90%		9.06%	10.11%		7.13%		6.22	%F
Portfolio turnover rate	21%		22%	69%		68%		23	%H

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
H	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
I	Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.15%.
J	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,							February 25, 2014A to January 31,

	2019J		2018	2017		2016		2015

Net asset value, beginning of period	$9.63		$8.97	$8.34		$9.69		$10.00

Income (loss) from investment operations:
Net investment income	0.74		0.79	0.90		0.61		0.58
Net gains (losses) on investments (both realized and unrealized)	(0.92)		0.58	0.44		(1.28)		(0.28)

Total income (loss) from investment operations	(0.18)		1.37	1.34		(0.67)		0.30

Less distributions:
Dividends from net investment income	(0.77)		(0.71)	(0.08)		(0.50)		(0.59)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.63	)B	(0.18	)B	-

Total distributions	(0.77)		(0.71)	(0.71)		(0.68)		(0.61)

Redemption fees added to beneficial interestsC	-		-	-		-		-

Net asset value, end of period	$8.68		$9.63	$8.97		$8.34		$9.69

Total returnD	(1.76)%		15.83%	16.37%		(7.40)%		2.87	%E

Ratios and supplemental data:
Net assets, end of period	$151,728,470		$79,007,953	$23,715,300		$29,434,613		$138,082,358
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.29%		1.25%	1.48%		1.18%		1.50	%F
Expenses, net of reimbursements or recoupments	1.27	%I	1.25%	1.37	%G	1.25%		1.25	%F
Net investment income, before expense reimbursements or recoupments	8.79%		8.94%	10.49%		7.35%		6.33	%F
Net investment income, net of reimbursements or recoupments	8.80%		8.94%	10.61%		7.28%		6.59	%F
Portfolio turnover rate	21%		22%	69%		68%		23	%H

A	Commencement of operations.
B	The tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
H	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
I	Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.25%.
J	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,							February 25, 2014A to January 31,

	2019J		2018	2017		2016		2015

Net asset value, beginning of period	$9.61		$8.95	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.74		0.78	0.85		0.63		0.55
Net gains (losses) on investments (both realized and unrealized)	(0.93)		0.57	0.43		(1.30)		(0.29)

Total income (loss) from investment operations	(0.19)		1.35	1.28		(0.67)		0.26

Less distributions:
Dividends from net investment income	(0.75)		(0.69)	(0.07)		(0.47)		(0.56)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.61	)B	(0.19	)B	-

Total distributions	(0.75)		(0.69)	(0.68)		(0.66)		(0.58)

Redemption fees added to beneficial interestsC	-		-	-		-		-

Net asset value, end of period	$8.67		$9.61	$8.95		$8.35		$9.68

Total returnD	(1.94)%		15.59%	15.69%		(7.33)%		2.47	%E

Ratios and supplemental data:
Net assets, end of period	$48,475,727		$41,560,845	$20,120,332		$15,934,048		$13,987,805
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.52%		1.41%	1.72%		1.44%		1.78	%F
Expenses, net of reimbursements or recoupments	1.52	%I	1.51%	1.63	%G	1.53%		1.53	%F
Net investment income, before expense reimbursements or recoupments	8.57%		8.73%	9.62%		6.84%		5.86	%F
Net investment income, net of reimbursements or recoupments	8.57%		8.64%	9.71%		6.76%		6.12	%F
Portfolio turnover rate	21%		22%	69%		68%		23	%H

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
H	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
I	Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.50%.
J	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,							February 25, 2014A to January 31,

	2019J		2018	2017		2016		2015

Net asset value, beginning of period	$9.62		$8.96	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.75		0.81	0.90		0.62		0.54
Net gains (losses) on investments (both realized and unrealized)	(0.98)		0.53	0.39		(1.29)		(0.29)

Total income (loss) from investment operations	(0.23)		1.34	1.29		(0.67)		0.25

Less distributions:
Dividends from net investment income	(0.74)		(0.68)	(0.07)		(0.47)		(0.55)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.61	)B	(0.19	)B	-

Total distributions	(0.74)		(0.68)	(0.68)		(0.66)		(0.57)

Redemption fees added to beneficial interestsC	-		-	-		-		-

Net asset value, end of period	$8.65		$9.62	$8.96		$8.35		$9.68

Total returnD	(2.31)%		15.51%	15.77%		(7.36)%		2.42	%E

Ratios and supplemental data:
Net assets, end of period	$3,200,206		$3,726,687	$4,648,954		$7,513,980		$15,782,502
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.53%		1.48%	1.78%		1.52%		1.88	%F
Expenses, net of reimbursements or recoupments	1.71	%I	1.55%	1.67	%G	1.55%		1.55	%F
Net investment income, before expense reimbursements or recoupments	8.49%		8.65%	9.85%		6.89%		5.82	%F
Net investment income, net of reimbursements or recoupments	8.30%		8.58%	9.96%		6.86%		6.15	%F
Portfolio turnover rate	21%		22%	69%		68%		23	%H

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
H	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
I	Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.69%.
J	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,							February 25, 2014A to January 31,

	2019I		2018	2017		2016		2015

Net asset value, beginning of period	$9.58		$8.93	$8.34		$9.67		$10.00

Income (loss) from investment operations:
Net investment income	0.68		0.65	0.83		0.56		0.47
Net gains (losses) on investments (both realized and unrealized)	(0.95)		0.62	0.39		(1.30)		(0.30)

Total income (loss) from investment operations	(0.27)		1.27	1.22		(0.74)		0.17

Less distributions:
Dividends from net investment income	(0.67)		(0.62)	(0.07)		(0.42)		(0.48)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.56	)B	(0.17	)B	-

Total distributions	(0.67)		(0.62)	(0.63)		(0.59)		(0.50)

Redemption fees added to beneficial interestsC	-		-	-		-		-

Net asset value, end of period	$8.64		$9.58	$8.93		$8.34		$9.67

Total returnD	(2.74)%		14.66%	14.90%		(8.06)%		1.60	%E

Ratios and supplemental data:
Net assets, end of period	$10,283,443		$8,398,773	$1,724,982		$2,049,234		$1,244,636
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.28%		2.29%	2.55%		2.31%		3.01	%F
Expenses, net of reimbursements or recoupments	2.33	%H	2.30%	2.30%		2.30%		2.31	%F
Net investment income, before expense reimbursements or recoupments	7.79%		7.81%	8.90%		5.89%		4.62	%F
Net investment income, net of reimbursements or recoupments	7.75%		7.81%	9.14%		5.90%		5.33	%F
Portfolio turnover rate	21%		22%	69%		68%		23	%G

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.
H	Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 2.30%.
I	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.

See accompanying notes

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended January 31,				May 20, 2016A to January 31,

	2019		2018		2017

Net asset value, beginning of period	$10.50		$10.69		$10.00

Income (loss) from investment operations:
Net investment income	0.11	B	0.06	B	0.07
Net gains (losses) on investments (both realized and unrealized)	(0.06)		(0.12)		0.73

Total income (loss) from investment operations	0.05		(0.06)		0.80

Less distributions:
Dividends from net investment income	(0.15)		(0.11)		(0.10)
Distributions from net realized gains	(0.24)		(0.02)		(0.01)
Tax return of capital	-		(0.00	)CD	-

Total distributions	(0.39)		(0.13)		(0.11)

Net asset value, end of period	$10.16		$10.50		$10.69

Total returnE	0.47%		(0.64)%		7.95	%F

Ratios and supplemental data:
Net assets, end of period	$323,306		$321,683		$7,560,278
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.03%		1.03%		2.09	%G
Expenses, net of reimbursements or recoupments	1.06%		1.05%		1.05	%G
Net investment income, before expense reimbursements or recoupments	1.06%		0.49%		0.01	%G
Net investment income, net of reimbursements or recoupments	1.04%		0.46%		1.05	%G
Portfolio turnover rate	326%		248%		311	%F

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized

See accompanying notes

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,			May 20, 2016A to January 31,

	2019	2018		2017

Net asset value, beginning of period	$10.47	$10.68		$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.09		0.07
Net gains (losses) on investments (both realized and unrealized)	(0.06)	(0.17)		0.72

Total income (loss) from investment operations	0.02	(0.08)		0.79

Less distributions:
Dividends from net investment income	(0.15)	(0.10)		(0.10)
Distributions from net realized gains	(0.24)	(0.02)		(0.01)
Tax return of capital	-	(0.01	)B	-

Total distributions	(0.39)	(0.13)		(0.11)

Redemption fees added to beneficial interests	-	-		-

Net asset value, end of period	$10.10	$10.47		$10.68

Total returnC	0.17%	(0.78)%		7.85	%D

Ratios and supplemental data:
Net assets, end of period	$683,994	$1,038,736		$107,884
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.05%	1.18%		5.31	%E
Expenses, net of reimbursements or recoupments	1.15%	1.15%		1.15	%E
Net investment income (loss), before expense reimbursements or recoupments	0.88%	0.18%		(3.21	)%E
Net investment income, net of reimbursements or recoupments	0.78%	0.21%		0.95	%E
Portfolio turnover rate	326%	248%		311	%F

A	Commencement of operations.
B	The tax return of capital is calculated based on shares outstanding at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,			May 20, 2016A to January 31, 2017
	2019	2018

Net asset value, beginning of period	$10.43	$10.66		$10.00

Income (loss) from investment operations:
Net investment income	0.05	0.02		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.05)	(0.13)		0.72

Total income (loss) from investment operations	-	(0.11)		0.77

Less distributions:
Dividends from net investment income	(0.15)	(0.09)		(0.10)
Distributions from net realized gains	(0.24)	(0.02)		(0.01)
Tax return of capital	-	(0.01	)B	-

Total distributions	(0.39)	(0.12)		(0.11)

Net asset value, end of period	$10.04	$10.43		$10.66

Total returnC	(0.04)%	(1.05)%		7.65	%D

Ratios and supplemental data:
Net assets, end of period	$138,852	$150,889		$128,790
Ratios to average net assets:
Expenses, before reimbursements	1.80%	2.09%		5.14	%E
Expenses, net of reimbursements	1.43%	1.43%		1.43	%E
Net investment income (loss), before expense reimbursements	0.21%	(0.62)%		(3.04	)%E
Net investment income, net of reimbursements	0.57%	0.03%		0.67	%E
Portfolio turnover rate	326%	248%		311	%F

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
[c]

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Annualized.
E	Not annualized.
F	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,			May 20, 2016A to January 31, 2017
	2019	2018

Net asset value, beginning of period	$10.42	$10.66		$10.00

Income (loss) from investment operations:
Net investment income	0.07	0.00	B	0.05
Net gains (losses) on investments (both realized and unrealized)	(0.07)	(0.12)		0.72

Total income (loss) from investment operations	-	(0.12)		0.77

Less distributions:
Dividends from net investment income	(0.15)	(0.10)		(0.10)
Distributions from net realized gains	(0.24)	(0.02)		(0.01)
Tax return of capital	-	(0.00	)B C	-

Total distributions	(0.39)	(0.12)		(0.11)

Net asset value, end of period	$10.03	$10.42		$10.66

Total returnD	(0.04)%	(1.15)%		7.65	%E

Ratios and supplemental data:
Net assets, end of period	$106,404	$106,439		$107,660
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.31%	1.42%		5.62	%F
Expenses, net of reimbursements or recoupments	1.46%	1.45%		1.45	%F
Net investment income (loss), before expense reimbursements or recoupments	0.69%	0.05%		(3.51	)%F
Net investment income, net of reimbursements or recoupments	0.55%	0.02%		0.65	%F
Portfolio turnover rate	326%	248%		311	%G

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,			May 20, 2016A to January 31, 2017
	2019	2018

Net asset value, beginning of period	$10.34	$10.61		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.01)	(0.08)		(0.01)
Net gains (losses) on investments (both realized and unrealized)	(0.07)	(0.12)		0.73

Total income (loss) from investment operations	(0.08)	(0.20)		0.72

Less distributions:
Dividends from net investment income	(0.14)	(0.04)		(0.10)
Distributions from net realized gains	(0.24)	(0.02)		(0.01)
Tax return of capital	-	(0.01	)B	-

Total distributions	(0.38)	(0.07)		(0.11)

Net asset value, end of period	$9.88	$10.34		$10.61

Total returnC	(0.79)%	(1.95)%		7.15	%D

Ratios and supplemental data:
Net assets, end of period	$104,277	$105,096		$107,101
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.06%	2.17%		6.37	%E
Expenses, net of reimbursements or recoupments	2.21%	2.20%		2.20	%E
Net investment (loss), before expense reimbursements or recoupments	(0.06)%	(0.70)%		(4.27	)%E
Net investment (loss), net of reimbursements or recoupments	(0.20)%	(0.73)%		(0.10	)%E
Portfolio turnover rate	326%	248%		311	%F

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Ultra
	Year Ended January 31,			May 20, 2016A to January 31, 2017
	2019	2018

Net asset value, beginning of period	$10.50	$10.69		$10.00

Income from investment operations:
Net investment income	0.13	0.11		0.07
Net gains (losses) on investments (both realized and unrealized)	(0.08)	(0.17)		0.73

Total income (loss) from investment operations	0.05	(0.06)		0.80

Less distributions:
Dividends from net investment income	(0.15)	(0.10)		(0.10)
Distributions from net realized gains	(0.24)	(0.02)		(0.01)
Tax return of capital	-	(0.01	)B	-

Total distributions	(0.39)	(0.13)		(0.11)

Net asset value, end of period	$10.16	$10.50		$10.69

Total returnC	0.47%	(0.57)%		7.95	%D

Ratios and supplemental data:
Net assets, end of period	$468,097,908	$743,861,439		$67,330,248
Ratios to average net assets:
Expenses, before reimbursements	1.05%	1.07%		2.09	%E
Expenses, net of reimbursements	0.95%	0.95%		0.95	%E
Net investment income, before expense reimbursements	0.92%	0.34%		0.76	%E
Net investment income, net of reimbursements	1.02%	0.46%		1.91	%E
Portfolio turnover rate	326%	248%		311	%F

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

January 31, 2019 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Long-Term Capital Gain Distributions:

Frontier Markets Income	$-
GLG Total Return	59,161

Short-Term Capital Gain Distributions:

Frontier Markets Income	$-
GLG Total Return	11,608,582

Shareholders received notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approval Related to American Beacon Frontier Markets Income Fund

At its February 27-28, 2018 meetings, the Board of Trustees (“Board”) considered the approval of a new investment advisory agreement among American Beacon Advisors, Inc. (“Manager”), Global Evolution USA, LLC (the “Subadviser”), and the American Beacon Funds (“Trust”), on behalf of the American Beacon Frontier Markets Income Fund (the “Fund”) (“New Agreement”). The Board was advised that the Subadviser was expected to undergo a change of control in the second quarter of 2018, subject to certain regulatory approvals. The change of control would result in an assignment and the automatic termination of the existing Investment Advisory Agreement among the Manager, the Subadviser and the Trust, on behalf of the Fund (“Existing Agreement”).

Prior to the meetings, information was provided to the Board by the Subadviser and the Manager regarding the change of control and the New Agreement. The Board considered information from the Manager, the Subadviser and others at meetings held on May 16, 2017 and June 6-7, 2017 in connection with the review of the Existing Agreement. The Board considered the Subadviser’s representation that, other than certain internal changes at the Subadviser associated with the change of control, there had been no material changes to the information regarding the Subadviser that the Board reviewed at its prior meetings. In connection with its consideration of the New Agreement, the Board considered that the New Agreement would contain the same terms and conditions as the Existing Agreement and that the services provided by the Subadviser to the Fund and the fee rate paid by the Fund to the Subadviser would remain unchanged. The Board also considered that the individuals who currently provide portfolio management services to the Fund would remain the same after the change of control.

Based on the foregoing considerations, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Subadviser, as that term is defined in the 1940 Act, concluded that the approval of the New Agreement was in the best interests of the Fund and approved the New Agreement.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; Director, Chairman and CEO, Resolute Topco, Inc. (2015-Present), President (2015-2018); Director, Chairman and CEO, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present), President (2015-2018); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2015-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); President,

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018; Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Vice President (2017-2018); Senior Vice President, Resolute Investment Services, Inc. (2017-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (57)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Treasurer, American Beacon Select Funds (2010-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present(2015-2018, Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018), Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

American Beacon FundsSM

Privacy Policy

January 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Frontier Markets Income Fund and American Beacon GLG Total Return Fund are service marks of American Beacon Advisors, Inc.

AR 1/19

American Beacon® FUNDS

2019 ANNUAL REPORT

January 31, 2019

CONTINUOUS CAPITAL EMERGING MARKETS FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on “Quick Links” and then “Register for E-Delivery.”

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

CONTINUOUS CAPITAL EMERGING MARKETS FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

The market volatility of December 2018 – a month in which all major U.S. equity indexes declined and the year ended in negative territory – serves as a prime example of the importance of having a long-term investment perspective.

While long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Equity and Emerging Markets Overview

January 31, 2019 (Unaudited)

Global equity markets struggled during the 12-month period ended January 31, 2019, as evidenced by the MSCI ACWI Index (down 7.5%).

In the U.S., the unemployment rate hit a 49-year low of 3.7%, gross domestic product growth hit 3% for the first time since 2015 and corporate earnings growth surged. The Trump administration’s corporate tax cuts provided a temporary, but powerful, boost to the economy, convincing the data-dependent Federal Reserve (“the Fed”) to raise interest rates. However, by the end of the third quarter of 2018, the market was overcome by uncertainties, including how much higher the Fed was going to push interest rates, increasing trade tensions with China and whether the economic expansion was coming to an end. Despite these concerns, the Fed decided to hike interest rates in December 2018, which caused the market to sell-off rapidly. However, by the end of January, the Fed signaled a pause in rate hikes. In addition, the trade rhetoric from both President Donald Trump and China’s President Xi Jinping was starting to change with both sides seemingly more willing to compromise.

Within the S&P 500 Index, the top performing sectors were Utilities (up 11.1%) and Real Estate (up 10.4%). Lagging sectors included Materials (down 13.6%), Energy (down 12.3%) and Financials (down 11.1%). From a style standpoint, investors favored Growth stocks as they outperformed Value, as demonstrated by the Russell 3000 Growth Index (up 0.3%) versus the Russell 3000 Value Index (down 4.8%).

International developed markets also struggled during the period as the MSCI EAFE Index was down 12.5%. As concerns about economic growth mounted, the negative returns were broad-based: The MSCI Japan Index declined 11.6%, the MSCI Germany Index fell 21.7%, the MSCI Italy Index was down 20.0% and the MSCI United Kingdom Index was down 10.8%. In addition, the Brexit deadline of March 29, 2019, has been increasingly unsettling to markets as the U.K. has yet to come to an agreement with the European Union.

Finally, in the developing world, emerging markets had a difficult year as the combination of slowing growth and rising debt exacerbated concerns around the impact of President Trump’s tough trade policy on China. The MSCI Emerging Market Index ended the period down 14.2%. Notable market performance included the MSCI China Index (down 19.9%), the MSCI India Index (down 12.1%) and the MSCI Taiwan Index (down 13.9%).

2

American Beacon Continuous Capital Emerging Markets FundSM Performance Overview

January 31, 2019 (Unaudited)

The Investor Class of the American Beacon Continuous Capital Emerging Markets Fund (the “Fund”) returned 8.40% for the period since inception December 17, 2018 through January 31, 2019. The Fund slightly outperformed the MSCI Emerging Markets Index (the “Index”) return of 8.33% for the same period. Due to the Fund having an inception of less than two full months, commentary below will focus on the one-month period ending January 31, 2019. During this period, the Fund returned 8.18%. The Fund slightly underperformed the Index return of 8.77%.

Comparison of Changes in Value of a $10,000 Investment for the period 12/17/2018 Through 1/31/2019

Total Returns for the Period ended January 31, 2019

	Ticker	Since Inception (12/17/2018)	Value of $10,000 12/17/2018 - 1/31/2019
Institutional Class (1,3)	CCEIX	8.50%	$10,850
Y Class (1,3)	CCEYX	8.50%	$10,850
Investor Class (1,3)	CCEPX	8.40%	$10,840

MSCI Emerging Markets Index (2)		8.33%	$10,878

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The MSCI® information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. One cannot directly invest in an index.

3

American Beacon Continuous Capital Emerging Markets FundSM Performance Overview

January 31, 2019 (Unaudited)

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y and Investor Class shares were 2.42%, 2.52% and 2.80%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the one-month period ending January 31, 2019, the Fund modestly underperformed the Index primarily through stock selection. Sector allocation also detracted, but to a lesser degree. Most of the Fund’s underperformance related to security selection was attributed to holdings in the Energy and Consumer Discretionary sectors. In the Energy sector, United Tractors Tbk PT (down 3.1%) and Serba Dinamik Holdings Bhd (down 0.9%) detracted the most. In the Consumer Discretionary sector, Doubleugames Co., Ltd. (down 5.2%), and LF Corp. (down 5.5%), detracted the most. The aforementioned underperformance was somewhat offset by security selection in the Information Technology sector. Parade Technologies Ltd. (up 21.1%) and SFA Engineering Corp. (up 20.3%) were the largest contributors to performance.

Looking forward, the Fund’s sub-advisor will continue to focus on its iterative investment process of constructing a portfolio of high-quality companies with consistent value and income characteristics.

Top Ten Holdings (% Net Assets)
iShares MSCI India ETF		5.9
Alibaba Group Holding Ltd., Sponsored ADR		0.9
Baidu, Inc., Sponsored ADR		0.8
Naspers Ltd., Class N, Sponsored ADR		0.8
Tencent Holdings Ltd., ADR		0.8
China Merchants Bank Co., Ltd., Class H		0.7
Hapvida Participacoes e Investimentos S.A.		0.7
JBS S.A.		0.7
SFA Engineering Corp.		0.7
Yandex N.V., Class A		0.7

Total Fund Holdings	142

Sector Allocation (% Equities)
Financials		25.3
Information Technology		14.3
Consumer Discretionary		9.9
Communication Services		8.9
Industrials		8.4
Consumer Staples		7.1
Health Care		6.6
Exchange-Traded Instruments		6.4
Energy		4.5
Materials		4.5
Utilities		2.8
Real Estate		1.3

4

American Beacon Continuous Capital Emerging Markets FundSM

Performance Overview

January 31, 2019 (Unaudited)

Country Allocation (% Equities)
China	26.7
Republic of Korea	13.6
Taiwan	11.5
United States	7.1
Brazil	6.7
South Africa	6.2
Russia	3.3
Indonesia	3.2
India	3.1
Malaysia	2.7
Thailand	2.7
Hong Kong	2.6
Mexico	2.6
Philippines	2.0
Singapore	1.9
Chile	1.3
Cyprus	0.7
Peru	0.7
Turkey	0.7
United Kingdom	0.7

5

American Beacon FundsSM

Expense Examples

January 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from December 17, 2018 through January 31, 2019.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Continuous Capital Emerging Markets FundSM

Expense Examples

January 31, 2019 (Unaudited)

American Beacon Continuous Capital Emerging Markets Fund

	Beginning Account Value 12/17/2018	Ending Account Value 1/31/2019	Expenses Paid During Period 12/17/2018-1/31/2019*
Institutional Class***
Actual	$1,000.00	$1,085.00	$1.48
Hypothetical**	$1,000.00	$1,004.75	$1.42
Y Class***
Actual	$1,000.00	$1,085.00	$1.61
Hypothetical**	$1,000.00	$1,004.62	$1.54
Investor Class***
Actual	$1,000.00	$1,084.00	$1.97
Hypothetical**	$1,000.00	$1,004.28	$1.89

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.15%, 1.25%, and 1.53% for the Institutional, Y and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal period (45) by days in the year (365) to reflect the period.

**	5% return before expenses.
***	Commenced operations on December 17, 2018.

7

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Continuous Capital Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Continuous Capital Emerging Markets Fund (one of the series constituting the American Beacon Funds, hereafter referred to as the “Fund”) as of January 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 17, 2018 (commencement of operations) through January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period December 17, 2018 (commencement of operations) through January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Dallas, TX

March 27, 2019

We have served as the auditor of one or more investment companies in the American Beacon Funds since 2016.

8

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Brazil - 6.54%

Common Stocks - 6.54%
Alupar Investimento S.A.	3,878	$22,914
B3 S.A. – Brasil Bolsa Balcao	2,649	22,857
Banco do Estado do Rio Grande do Sul S.A., Class B	3,300	21,263
Hapvida Participacoes e Investimentos S.A.A	2,464	23,132
IRB Brasil Resseguros S/A	887	20,735
Petrobras Distribuidora S.A.	2,968	21,687
Qualicorp Consultoria e Corretora de Seguros S.A.	4,800	20,860
Sul America S.A.	2,574	22,655
TIM Participacoes S.A.	5,932	20,168
Vale S.A., Sponsored ADR	1,310	16,296

Total Common Stocks		212,567

Total Brazil (Cost $184,712)		212,567

Chile - 1.32%

Common Stocks - 1.32%
Banco Santander Chile, ADR	670	21,668
Enel Chile S.A.	201,171	21,197

Total Common Stocks		42,865

Total Chile (Cost $41,761)		42,865

China - 26.18%

Common Stocks - 26.18%
Agricultural Bank of China Ltd., Class HB	45,667	21,683
Alibaba Group Holding Ltd., Sponsored ADRC	165	27,801
ANTA Sports Products Ltd.B	4,258	22,293
Baidu, Inc., Sponsored ADRC	159	27,448
Bank of China Ltd., Class HB	45,101	20,977
Bank of Communications Co., Ltd., Class HB	25,484	21,585
Beijing Enterprises Holdings Ltd.B	3,792	21,620
By-health Co., Ltd., Class AB	7,700	19,652
China Communications Services Corp. Ltd., Class HB	23,283	21,890
China Construction Bank Corp., Class HB	25,156	22,720
China Lilang Ltd.B	25,000	22,133
China Medical System Holdings Ltd.B	21,500	22,360
China Merchants Bank Co., Ltd., Class HB	5,326	23,533
China Tower Corp. Ltd., Class HA B C	100,324	21,490
China Traditional Chinese Medicine Holdings Co., Ltd.B	31,453	20,461
Consun Pharmaceutical Group Ltd.B	29,000	22,215
ENN Energy Holdings Ltd.B	2,283	21,975
Gree Electric Appliances, Inc. of Zhuhai, Class AB C	3,600	22,657
Guangdong Provincial Expressway Development Co., Ltd., Class AB	16,700	21,721
Hangzhou Shunwang Technology Co., Ltd., Class AB	9,900	18,025
Hubei Jumpcan Pharmaceutical Co., Ltd., Class AB	4,100	20,464
Industrial & Commercial Bank of China Ltd., Class HB	26,807	20,929
Inner Mongolia Yili Industrial Group Co., Ltd., Class AB	5,500	19,852
Jiangsu Expressway Co., Ltd., Class HB	13,872	20,092
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class AB	1,400	19,751
Kweichow Moutai Co., Ltd., Class AB	200	20,881
Longfor Group Holdings Ltd.B	6,511	20,136
Luxshare Precision Industry Co., Ltd., Class AB	9,300	22,979
Midea Group Co., Ltd., Class AB	3,500	23,058
Qingdao Port International Co., Ltd., Class HA B C	33,217	20,687
Shanghai Pharmaceuticals Holding Co., Ltd., Class HB	9,849	20,998
Shenzhou International Group Holdings Ltd.B	1,642	19,588
Sinopharm Group Co., Ltd., Class HB	4,547	20,471

See accompanying notes

9

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

China - 26.18% (continued)

Common Stocks - 26.18% (continued)
Sinosoft Technology Group Ltd.B	79,212	$21,991
Tencent Holdings Ltd.B	510	22,946
Tencent Holdings Ltd., ADR	602	26,855
TravelSky Technology Ltd., Class HB	8,193	22,194
Xtep International Holdings Ltd.B	34,500	22,483
Zhejiang Expressway Co., Ltd., Class HB	20,425	20,914

Total Common Stocks		851,508

Total China (Cost $786,606)		851,508

Hong Kong - 2.59%

Common Stocks - 2.59%
AIA Group Ltd., Sponsored ADR	580	21,100
NWS Holdings Ltd.B	9,000	20,651
Pacific Textiles Holdings Ltd.B	24,000	20,969
Techtronic Industries Co., Ltd.B	3,718	21,643

Total Common Stocks		84,363

Total Hong Kong (Cost $78,640)		84,363

India - 3.02%

Common Stocks - 3.02%
HDFC Bank Ltd., ADR	174	17,090
ICICI Bank Ltd., Sponsored ADR	1,784	18,214
Infosys Ltd., Sponsored ADR	2,010	21,708
Larsen & Toubro Ltd., GDRB	1,160	21,364
Reliance Industries Ltd., GDRA B	575	19,826

Total Common Stocks		98,202

Total India (Cost $95,490)		98,202

Indonesia - 3.19%

Common Stocks - 3.19%
Bank Negara Indonesia Persero Tbk PTB	33,005	21,447
Bank Rakyat Indonesia Persero Tbk PTB	78,386	21,655
Gudang Garam Tbk PTB	3,375	20,212
United Tractors Tbk PTB	10,653	19,590
Waskita Beton Precast Tbk PTB	757,269	20,859

Total Common Stocks		103,763

Total Indonesia (Cost $99,381)		103,763

Malaysia - 2.65%

Common Stocks - 2.65%
AEON Credit Service M BhdB	5,500	21,435
Cahya Mata Sarawak BhdB	29,100	21,835
My EG Services BhdB	86,500	21,193
Serba Dinamik Holdings BhdB	23,821	21,619

Total Common Stocks		86,082

Total Malaysia (Cost $79,017)		86,082

See accompanying notes

10

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Mexico - 2.53%

Common Stocks - 2.53%
Bolsa Mexicana de Valores S.A.B. de C.V.	11,053	$22,109
Gruma S.A.B. de C.V., Class B	1,755	21,438
Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	447	20,035
Grupo Financiero Banorte S.A.B. de C.V.	3,369	18,737

Total Common Stocks		82,319

Total Mexico (Cost $69,573)		82,319

Peru - 0.66% (Cost $19,614)

Common Stocks - 0.66%
Credicorp Ltd.	89	21,607

Philippines - 1.92%

Common Stocks - 1.92%
Ayala Corp.B	1,222	21,743
Ayala Land, Inc.B	23,676	20,194
San Miguel Corp.B	6,517	20,639

Total Common Stocks		62,576

Total Philippines (Cost $58,570)		62,576

Republic of Korea - 13.32%

Common Stocks - 13.32%
Doosan Bobcat, Inc.B	652	19,471
DoubleUGames Co., Ltd.B	440	22,165
Hana Financial Group, Inc.B	595	21,451
Hansol Chemical Co., Ltd.B	288	22,009
Industrial Bank of KoreaB	1,641	21,027
Innocean Worldwide, Inc.B	347	21,993
KT&G Corp.B	221	19,687
LF Corp.B	957	21,214
LG Household & Health Care Ltd.B	29	19,819
LG Uplus Corp.B	1,241	16,850
Meritz Securities Co., Ltd.B	5,038	20,886
Samjin Pharmaceutical Co., Ltd.B	562	19,442
Samsung Electronics Co., Ltd.B	1,137	42,633
Samsung Fire & Marine Insurance Co., Ltd.B	79	19,385
SFA Engineering Corp.B	630	23,280
Shinhan Financial Group Co., Ltd.B	545	21,099
Silicon Works Co., Ltd.B	613	21,265
SK Holdings Co., Ltd.B	85	20,144
SK Telecom Co., Ltd.B	82	18,964
Soulbrain Co., Ltd.B	446	20,392

Total Common Stocks		433,176

Total Republic of Korea (Cost $414,251)		433,176

Russia - 3.97%

Common Stocks - 3.97%
Gazprom Neft PJSC, ADR	768	19,707
LUKOIL PJSC, ADR	268	21,494
Novatek PJSC, GDRB	112	20,575
Tatneft PJSC, ADRB	285	20,931
TCS Group Holding PLC, GDRB	1,164	22,705
Yandex N.V., Class AC	705	23,674

Total Common Stocks		129,086

Total Russia (Cost $119,953)		129,086

See accompanying notes

11

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

Singapore - 1.91%

Common Stocks - 1.91%
IGG, Inc.B	13,719	$21,197
Oversea-Chinese Banking Corp. Ltd.B	2,550	21,836
SATS Ltd.B	5,344	19,205

Total Common Stocks		62,238

Total Singapore (Cost $57,469)		62,238

South Africa - 6.09%

Common Stocks - 6.09%
Adcock Ingram Holdings Ltd.B	4,375	21,003
Distell Group Holdings Ltd.B	2,484	21,687
FirstRand Ltd.B	3,922	20,564
JSE Ltd.B	1,700	21,055
KAP Industrial Holdings Ltd.B	31,923	20,609
Naspers Ltd., Class NB	99	22,909
Naspers Ltd., Class N, Sponsored ADR	582	26,760
Santam Ltd.B	942	21,617
Standard Bank Group Ltd., ADR	1,468	21,888

Total Common Stocks		198,092

Total South Africa (Cost $175,004)		198,092

Taiwan - 11.33%

Common Stocks - 11.33%
Advantech Co., Ltd.B	2,809	21,218
Ardentec Corp.B	23,000	22,963
Chailease Holding Co., Ltd.B	5,907	22,200
Chipbond Technology Corp.B	10,000	21,931
E.Sun Financial Holding Co., Ltd.B	29,297	20,593
Getac Technology Corp.B	14,000	21,135
Greatek Electronics, Inc.B	16,000	21,437
Novatek Microelectronics Corp.B	4,300	22,836
Parade Technologies Ltd.B	1,325	22,193
Realtek Semiconductor Corp.B	4,118	22,559
Simplo Technology Co., Ltd.B	3,000	22,059
Sinbon Electronics Co., Ltd.B	7,798	21,867
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	557	20,954
Topco Scientific Co., Ltd.B	9,350	21,819
Tripod Technology Corp.B	7,558	20,418
Uni-President Enterprises Corp.B	8,824	20,746
Yuanta Financial Holding Co., Ltd.B	38,893	21,625

Total Common Stocks		368,553

Total Taiwan (Cost $336,822)		368,553

Thailand - 2.63%

Common Stocks - 2.63%
AEON Thana Sinsap Thailand PCL, NVDRB	3,868	21,927
Com7 PCL, NVDRB	47,200	22,990
Krungthai Card PCL, NVDRB	21,494	20,322
Tisco Financial Group PCL, NVDRB	7,647	20,290

Total Common Stocks		85,529

Total Thailand (Cost $81,151)		85,529

Turkey - 0.65% (Cost $20,562)

Common Stocks - 0.65%
Soda Sanayii A/SB	15,100	20,980

See accompanying notes

12

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2019

	Shares	Fair Value

United Kingdom - 0.64% (Cost $17,616)

Common Stocks - 0.64%
Mondi Ltd.B	843	$20,900

United States - 6.97%

Common Stocks - 0.71%
JBS S.A.	5,600	23,170

Exchange-Traded Instruments - 6.26%
iShares Core MSCI Emerging Markets ETF	258	13,334
iShares MSCI India ETF	5,804	190,371

Total Exchange-Traded Instruments		203,705

Total United States (Cost $220,684)		226,875

SHORT-TERM INVESTMENTS - 3.64% (Cost $118,300)

Investment Companies - 3.64%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.32%D E	118,300	118,300

TOTAL INVESTMENTS - 101.75% (Cost $3,075,176)		3,309,581
LIABILITIES, NET OF OTHER ASSETS - (1.75%)		(57,035)

TOTAL NET ASSETS - 100.00%		$3,252,546

Percentages are stated as a percent of net assets.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $85,135 or 2.62% of net assets. The Fund has no right to demand registration of these securities.

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $2,310,355 or 71.03% of net assets.

C Non-income producing security.

D The Fund is affiliated by having the same investment advisor.

E 7-day yield.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

ETF - Exchange-Traded Fund.

MSCI - Morgan Stanley Capital International.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2019, the investments were classified as described below:

Continuous Capital Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Brazil	$212,567	$-	$-	$212,567
Chile	42,865	-	-	42,865
China	82,104	769,404	-	851,508
Cyprus	-	22,705	-	22,705
Hong Kong	21,100	63,263	-	84,363
India	57,012	41,190	-	98,202
Indonesia	-	103,763	-	103,763
Malaysia	-	86,082	-	86,082
Mexico	82,319	-	-	82,319
Peru	21,607	-	-	21,607

See accompanying notes

13

American Beacon Continuous Capital Emerging Markets FundSM

Schedule of Investments

January 31, 2019

Continuous Capital Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Philippines	$-	$62,576	$-	$62,576
Republic of Korea	-	433,176	-	433,176
Russia	64,875	41,506	-	106,381
Singapore	-	62,238	-	62,238
South Africa	48,648	149,444	-	198,092
Taiwan	20,954	347,599	-	368,553
Thailand	-	85,529	-	85,529
Turkey	-	20,980	-	20,980
United Kingdom	-	20,900	-	20,900
Common Stocks
United States	23,170	-	-	23,170
Exchange-Traded Instruments
United States	203,705	-	-	203,705
Short-Term Investments	118,300	-	-	118,300

Total Investments in Securities - Assets	$999,226	$2,310,355	$-	$3,309,581

U.S. GAAP requires transfers between all levels to/from Level 3 to be disclosed. During the period ended January 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

14

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Assets and Liabilities

January 31, 2019

Assets:
Investments in unaffiliated securities, at fair value†	$3,191,281
Investments in affiliated securities, at fair value‡	118,300
Foreign currency, at fair value^	150
Dividends and interest receivable	4,685
Receivable for fund shares sold	100
Receivable for expense reimbursement (Note 2)	74,144
Deferred offering costs	46,743

Total assets	3,435,403

Liabilities:
Management and sub-advisory fees payable (Note 2)	2,151
Service fees payable (Note 2)	22
Transfer agent fees payable (Note 2)	1,419
Custody and fund accounting fees payable	39,013
Professional fees payable	126,350
Registration fees payable	5,955
Trustee fees payable (Note 2)	185
Payable for prospectus and shareholder reports	4,843
Other liabilities	2,919

Total liabilities	182,857

Net assets	$3,252,546

Analysis of net assets:
Paid-in-capital	$3,008,462
Total distributable earnings (deficits)A	244,084

Net assets	$3,252,546

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	260,140

Y Class	28,956

Investor Class	10,798

Net assets:
Institutional Class	$2,821,409

Y Class	$314,086

Investor Class	$117,051

Net asset value, offering and redemption price per share:
Institutional Class	$10.85

Y Class	$10.85

Investor Class	$10.84

† Cost of investments in unaffiliated securities	$2,956,876
‡ Cost of investments in affiliated securities	$118,300
^ Cost of foreign currency	$149

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

15

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Operations

For the period ended January 31, 2019A

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$6,817	D
Dividend income from affiliated securities (Note 7)	784

Total investment income	7,601

Expenses:
Management and sub-advisory fees (Note 2)	3,037
Transfer agent fees:
Institutional Class (Note 2)	1,408
Y Class (Note 2)	6
Investor Class	6
Custody and fund accounting fees	39,429
Professional fees	86,126
Registration fees and expenses	6,917
Service fees (Note 2):
Investor Class	32
Prospectus and shareholder report expenses	1,246
Trustee fees (Note 2)	185

Total expenses	138,392

Net fees waived and expenses (reimbursed) (Note 2)	(134,337)

Net expenses	4,055

Net investment income	3,546

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:‡
Investments in unaffiliated securitiesB	11,674
Foreign currency transactions	(5,572)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	234,405
Foreign currency transactions	31

Net gain from investments	240,538

Net increase in net assets resulting from operations	$244,084

† Foreign taxes	$1,090

A Commencement of operations, December 17, 2018 through January 31, 2019.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.
D Includes significant dividends of $1,973.

See accompanying notes

16

American Beacon Continuous Capital Emerging Markets FundSM

Statement of Changes in Net Assets

From December 17, 2018A to January 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$3,546
Net realized gain (loss) from investments in unaffiliated securities, and foreign currency transactions	6,102
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and foreign currency transactions	234,436

Net increase in net assets resulting from operations	244,084

Capital share transactions (Note 9):
Proceeds from sales of shares	208,462

Net increase in net assets from capital share transactions	208,462

Net increase in net assets	452,546

Net assets:
Beginning of periodB	2,800,000

End of period	$3,252,546

A Commencement of operations. B Seed capital.

See accompanying notes

17

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of January 31, 2019, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Continuous Capital Emerging Markets Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund commenced operations for the Institutional, Y, and Investor Classes on December 17, 2018. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.

Recently Adopted Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended January 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

18

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

19

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Continuous Capital LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Next $500 million	0.50%
Over $1 billion	0.475%

The Management and Sub-Advisory Fees paid by the Fund for the period ended January 31, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$1,215
Sub-Advisor Fees	0.525%	1,822

Total	0.875%	$3,037

Distribution Plans

The Fund has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

20

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended January 31, 2019, the Funds did not have any sub-transfer agent fees.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended January 31, 2019, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Continuous Capital Emerging Markets	$36

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended January 31, 2019, the Fund did not utilize the credit facility.

21

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended January 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	12/17/2018 - 1/31/2019	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Continuous Capital Emerging Markets	Institutional	1.15%	$123,173	$–	2022
Continuous Capital Emerging Markets	Y	1.25%	6,363	–	2022
Continuous Capital Emerging Markets	Investor	1.53%	4,801	–	2022

Of these amounts, $74,144 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at January 31, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of January 31, 2019, based on management’s evaluation of the shareholder account base, one account has been identified as representing an affiliated significant ownership of approximately 93% of the American Beacon Continuous Capital Emerging Markets Fund’s outstanding shares.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

22

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities

23

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be

24

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended January 31, 2019 are disclosed in the Notes to the Schedule of Investments.

25

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in the Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

26

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise time frame for “Brexit.” In March 2017, the United Kingdom formally notified the European Council that it intends to withdraw from the EU by invoking Article 50 of the Lisbon Treaty, which triggered a two-year period of negotiation on the terms of Brexit. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive

27

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio

28

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

manager’s ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The period ended January 31, 2019 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Fund also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund did not pay any distributions during the period ended January 31, 2019.

As of January 31, 2019, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Continuous Capital Emerging Markets	$3,092,241	$231,909	$(14,538)	$217,371

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Continuous Capital Emerging Markets	$217,371	$26,713	$–	$–	$–	$244,084

29

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences as of January 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Continuous Capital Emerging Markets	$–	$–

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2019, the Fund did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended January 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Continuous Capital Emerging Markets	$3,425,350	$480,147

A summary of the Fund’s transactions in the USG Select Fund for the period ended January 31, 2019 were as follows:

Fund	Type of Transaction	December 17, 2018 Shares/Fair Value	Purchases	Sales	January 31, 2019 Shares/Fair Value	Dividend Income
Continuous Capital Emerging Markets	Direct	$-	$2,393,431	$2,275,131	$118,300	$784

8.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

30

American Beacon Continuous Capital Emerging Markets FundSM

Notes to Financial Statements

January 31, 2019

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds will pay a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Fund paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended January 31, 2019, the Fund did not utilize this facility.

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	December 17, 2018A to January 31, 2019
Continuous Capital Emerging Markets Fund	Shares		Amount
Shares sold	140	B	$-	B

Net increase in shares outstanding	140		$-

	Y Class
	December 17, 2018A to January 31, 2019
Continuous Capital Emerging Markets Fund	Shares		Amount
Shares sold	18,956	B	$199,985	B

Net increase in shares outstanding	18,956		$199,985

	Investor Class
	December 17, 2018A to January 31, 2019
Continuous Capital Emerging Markets Fund	Shares		Amount
Shares sold	798	B	$8,477	B

Net increase in shares outstanding	798		$8,477

A Commencement of operations.

B Total seed capital was received in the amounts of $2,600,000, $100,000, and $100,000 for the Institutional, Y, and Investor Classes, respectively. As a result, shares were issued in the total amounts of 260,000, 10,000, and 10,000 for Institutional, Y, and Investor Classes, respectively.

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

31

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	December 17, 2018A to January 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.01	F
Net gains on investments (both realized and unrealized)	0.84

Total income (loss) from investment operations	0.85

Dividends from net investment income	–
Distributions from net realized gains	–

Net asset value, end of period	$10.85

Total returnB	8.50	%C

Ratios and supplemental data:
Net assets, end of period	$2,821,409
Ratios to average net assets:
Expenses, before reimbursements	39.68	%D
Expenses, net of reimbursements	1.15	%D
Net investment (loss), before expense reimbursements	(37.54	)%D
Net investment income, net of reimbursements	0.99	%D
Portfolio turnover rate	24	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.
F	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0057.

See accompanying notes

32

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	December 17, 2018A to January 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.01	F
Net gains on investments (both realized and unrealized)	0.84

Total income (loss) from investment operations	0.85

Dividends from net investment income	–
Distributions from net realized gains	–

Redemption fees added to beneficial interests	–

Net asset value, end of period	$10.85

Total returnB	8.50	%C

Ratios and supplemental data:
Net assets, end of period	$314,086
Ratios to average net assets:
Expenses, before reimbursements	44.25	%D
Expenses, net of reimbursements	1.25	%D
Net investment (loss), before expense reimbursements	(41.28	)%D
Net investment income, net of reimbursements	1.72	%D
Portfolio turnover rate	24	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.
F	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0031.

See accompanying notes

33

American Beacon Continuous Capital Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	December 17, 2018A to January 31, 2019
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.01	F
Net gains on investments (both realized and unrealized)	0.83

Total income (loss) from investment operations	0.84

Dividends from net investment income	–
Distributions from net realized gains	–

Net asset value, end of period	$10.84

Total returnB	8.40	%C

Ratios and supplemental data:
Net assets, end of period	$117,051
Ratios to average net assets:
Expenses, before reimbursements	39.63	%D
Expenses, net of reimbursements	1.53	%D
Net investment (loss), before expense reimbursements	(37.17	)%D
Net investment income, net of reimbursements	0.93	%D
Portfolio turnover rate	24	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 17, 2018 through January 31, 2019 and is not annualized.
F	Net investment income includes a significant dividend payment from Gazprom Neft PJSC, ADR and iShares Core MSCI Emerging Markets ETF amounting to $0.0010.

See accompanying notes

34

American Beacon Continuous Capital Emerging Markets FundSM

Federal Tax Information

January 31, 2017 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended January 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

For the year ended January 31, 2019, the Fund made no distributions.

Shareholders received notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

35

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approvals Related to American Beacon Continuous Capital Emerging Markets Fund

At its August 21-22, 2018 meetings, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Continuous Capital Emerging Markets Fund (“Fund”), a newly created series of the Trust, and (2) the approval of a new investment advisory agreement (the “Advisory Agreement”) among the Manager, the Trust, on behalf of the Fund, and Continuous Capital, LLC (the “Subadviser”), the Fund’s proposed subadviser.

Approval of the Management Agreement

Prior to the meeting, information was provided to the Board by the Manager in response to requests from the Board in connection with the Board’s consideration of the Management Agreement for the Fund. The Investment Committee of the Board also met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board at the May 18, 2018 and June 5-6, 2018 Board meetings in connection with the review of the current Management Agreement between the Manager and the Trust as it related to the existing series of the Trust (“Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its August 21-22, 2018 meetings at which the Board considered the approval of the Management Agreement with respect to the Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the Fund: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services to the Fund and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the Fund.

Nature, Extent and Quality of Services. The Board considered that it had reviewed the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 18, 2018 and June 5-6, 2018 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. The Board also considered representations made by the Manager at the Board’s May 18, 2018 and June 5-6, 2018 meetings. At those meetings, the Manager described its disciplined investment approach and goal to provide above average long-term performance on behalf of the Existing Funds and detailed the culture of compliance and support that reduces risks to the Existing Funds. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the Fund will be consistent with the services provided to the Existing Funds that have a single investment subadviser. In addition, the Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Fund.

36

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Investment Performance. The Board considered that the Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board also considered that it would review the historical investment performance record relevant to the Fund’s investment professionals in connection with its consideration of the Advisory Agreement.

Costs of the Services Provided to the Fund and the Profits or Losses to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Fund. The Board also considered that the Manager will receive certain fees related to securities lending, to the extent the Fund engages in securities lending activities. The Board then considered that, at assumed estimated initial asset levels, the Manager was projected to incur a pre-tax loss before and after distribution revenues and expenses from its first year of rendering services to the Fund. The Board also considered the amounts of those projected losses. The Board considered the Manager’s explanation regarding its cost allocation methodology in calculating these projections.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the Select Peer Group. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by the Manager to comparable funds. The Board considered the Manager’s representation that the management fee rate proposed by the Manager for the Fund is lower than the average advisory fee rate paid by peer group funds in the Fund’s potential Morningstar, Inc. (“Morningstar”) category (the “Select Peer Group”), both on a standalone basis and when combined with the proposed advisory fee rate to be paid to the Subadviser. The Board also considered that the Fund’s total expense ratio is expected to be higher than the median of the Select Peer Group with respect to each share class. The Board considered that the Manager had contractually agreed to limit the Fund’s total expenses through at least May 31, 2020, at competitive market levels, which are below industry averages with respect to the Institutional Class and higher than industry averages with respect to the Y Class and the Investor Class. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Economies of Scale. The Board considered the Manager’s representation that the proposed management fee rate for the Fund contains breakpoints, which the Manager believes properly reflect economies of scale for the benefit of the Fund’s shareholders.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s representation that it has not identified any material indirect “fall-out” benefits that may accrue to it or its affiliates because of its proposed relationship with the Fund, except that the Manager will benefit from the Fund’s investment of its cash sweep accounts and securities lending collateral in the American Beacon U.S. Government Money Market Select Fund, a series of the American Beacon Select Funds. The Board also considered the Manager’s representation that its parent company has an ownership interest in the Fund’s proposed subadviser, and that the Manager may benefit to the extent that the subadviser’s growth contributes to the growth of the Manager’s parent company. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”): (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders were expected to benefit from the Manager’s management of the Fund; and (3) approved the Management Agreement on behalf of the Fund.

37

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Approval of the Advisory Agreement

Prior to the August 21-22, 2018 meetings, information was provided to the Board by the Subadviser in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Advisory Agreement. The Investment Committee of the Board also met with a representative of the Subadviser.

Provided below is an overview of the primary factors the Board considered at its August 21-22, 2018 meetings at which the Board considered the approval of the Advisory Agreement. In determining whether to approve the Advisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the prior investment performance of the Fund’s proposed portfolio manager; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Subadviser with other clients; and (6) any other benefits anticipated to be derived by the Subadviser from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Advisory Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the Fund.

Nature, extent and quality of the services to be provided by the Subadviser. The Board considered information regarding the Subadviser’s principal business activities, financial condition and overall capabilities to perform the services under the Advisory Agreement. In addition, the Board considered the background and experience of the portfolio manager who will be assigned responsibility for managing the Fund. The Board also considered the Subadviser’s investment resources, infrastructure and the adequacy of its compliance program. The Board also took into consideration the Manager’s recommendation of the Subadviser. The Board considered the Subadviser’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Fund. The Board considered that the Subadviser is newly formed and will receive operational support from Resolute Investment Managers, Inc., the Manager’s parent company. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by the Subadviser were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Advisory Agreement.

Performance of the Subadviser. The Board evaluated the information provided by the Subadviser and the Manager regarding the performance of a composite (the “Composite”), which consisted primarily of a registered investment company managed by the Fund’s proposed portfolio manager while he was employed at a prior firm, relative to the performance of appropriate benchmark indices and the funds included in the Select Peer Group. The Board considered representations made by the Subadviser and the Manager that, for various periods ended June 30, 2018, the Composite’s relative performance was favorable. Based on the foregoing information, the Board concluded that the historical investment performance record of the Subadviser supported approval of the Advisory Agreement.

Comparisons of the amounts to be paid under the Advisory Agreement with those under contracts between the Subadviser and its other clients. In evaluating the Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by the Subadviser on behalf of the Fund. The Board considered that the Subadviser’s investment advisory fee rate under the Advisory Agreement would be paid to the Subadviser by the Fund. The Board considered the Subadviser’s representation that the advisory fee rate proposed for the Fund is below the standard fee schedule for the Fund’s strategy. After evaluating this information, the Board concluded

38

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

that the Subadviser’s advisory fee rate under the Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the services to be provided and profits to be realized by the Subadviser and its affiliates from its relationship with the Fund. The Board considered the Subadviser’s representation that, at assumed estimated initial asset levels, the Subadviser believes that it will incur a loss with respect to the services that it provides to the Fund during the Fund’s first year of operations.

Economies of Scale. The Board considered the Subadviser’s representation that it believes that the proposed advisory fee schedule for the Fund, which includes breakpoints, reflects economies of scale for the benefit of the Fund’s investors.

Benefits to be derived by the Subadviser from its relationship with the Fund. The Board considered the Subadviser’s representation that it is not aware of any “fall-out” benefits that may accrue to it because of the Subadviser’s relationship with the Fund, except that the Subadviser expects to benefit from greater opportunities to market its strategy to other clients. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Subadviser by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Subadviser, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Advisory Agreement is in the best interests of the Fund and approved the Advisory Agreement.

39

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); ; Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; Director, Chairman and CEO, Resolute Topco, Inc. (2015-Present), President (2015-2018); Director, Chairman and CEO, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present), President (2015-2018); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2015-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); President,

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018; Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Vice President (2017-2018); Senior Vice President, Resolute Investment Services, Inc. (2017-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (57)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Treasurer, American Beacon Select Funds (2010-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (43)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present(2015-2018, Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018), Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindgren became a new Trustee to each of the Trusts on 1/1/2018.

46

American Beacon FundsSM

Privacy Policy

January 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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48

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the American Beacon Continuous Capital Emerging Markets Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Continuous Capital Emerging Markets Fund are service marks of American Beacon Advisors, Inc.

AR 1/19

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 1, 2018 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Gilbert Alvarado is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$326,959	1/31/2018
$288,530	1/31/2019

(b) Audit-Related Fees	Fiscal Year Ended
$ 0	1/31/2018
$ 0	1/31/2019

(c) Tax Fees	Fiscal Year Ended
$127,409	1/31/2018
$ 71,090	1/31/2019

(d) All Other Fees	Fiscal Year Ended
$ 0	1/31/2018
$ 0	1/31/2019

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$127,409	$110,167	N/A	1/31/2018
$71,090	$0	N/A	1/31/2019

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: April 5, 2019

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds
Date: April 5, 2019